As filed with the Securities and Exchange Commission on August 27, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07763
                                                     ---------

                         THE MASTERS' SELECT FUNDS TRUST
                         -------------------------------
               (Exact name of registrant as specified in charter)

               4 Orinda Way, Suite 230-D, Orinda, California 94563
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kenneth E. Gregory
                            4 Orinda Way, Suite 230-D
                                Orinda, CA 94563
                     ---------------------------------------
                     (Name and address of agent for service)

                                   Copies to:

                               Julie Allecta, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                         San Francisco, California 94105

                                 (925) 254-8999
               --------------------------------------------------
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2004
                         -----------------

Date of reporting period: June 30, 2004
                          -------------

Item 1. Report to Stockholders.
-------------------------------

THE MASTERS' SELECT FUNDS TRUST

                                    [PHOTO]

                               Semi-Annual Report

                         The Masters' Select Equity Fund
                     The Masters' Select International Fund
                         The Masters' Select Value Fund
                   The Masters' Select Smaller Companies Fund

                                 June 30, 2004

                    [LOGO] LITMAN/GREGORY FUND ADVISORS, LLC
                              www.mastersfunds.com

The Masters' Select Concept

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1. First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund's portfolio.

2. Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3. Third, even though each manager's portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value. With the Smaller Companies Fund, we have selected managers with varying investment approaches who each focus on the securities of small companies.

4. Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters' Select Funds to new investors at levels that we believe will preserve the managers' ability to effectively implement the "select" concept.

Portfolio Fit
--------------------------------------------------------------------------------
As with all equity funds, Masters' Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context, we created the Masters' Select Equity and Masters' Select International Funds to be used as core equity and international fund holdings. Masters' Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters' Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds' overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

[PHOTO]

Contents
--------
Our Commitment to Shareholders                                                 2
--------------------------------------------------------------------------------
Letter to Shareholders                                                         3
--------------------------------------------------------------------------------
Masters' Select Equity Fund
  Equity Fund Review                                                           6
  Equity Fund Managers                                                        11
  Equity Fund Stock Highlights                                                12
  Equity Fund Schedule of Investments                                         14
--------------------------------------------------------------------------------
Masters' Select International Fund
  International Fund Review                                                   16
  International Fund Managers                                                 23
  International Fund Stock Highlights                                         24
  International Fund Schedule of Investments                                  26
--------------------------------------------------------------------------------
Masters' Select Value Fund
  Value Fund Review                                                           28
  Value Fund Managers                                                         33
  Value Fund Stock Highlights                                                 34
  Value Fund Schedule of Investments                                          35
--------------------------------------------------------------------------------
Masters' Select Smaller Companies Fund
  Smaller Companies Fund Review                                               36
  Smaller Companies Fund Managers                                             41
  Smaller Companies Fund Stock Highlights                                     42
  Smaller Companies Fund Schedule of Investments                              44
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                          46
--------------------------------------------------------------------------------
Statements of Operations                                                      47
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
  Equity Fund                                                                 48
  International Fund                                                          48
  Value Fund                                                                  49
  Smaller Companies Fund                                                      49
--------------------------------------------------------------------------------
Financial Highlights
  Equity Fund                                                                 50
  International Fund                                                          51
  Value Fund                                                                  52
  Smaller Companies Fund                                                      53
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 54
--------------------------------------------------------------------------------
Index Definitions                                                             58
--------------------------------------------------------------------------------
Trustee and Officer Information                                               59
--------------------------------------------------------------------------------

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters' Select Funds. Statements and other information in this report are dated and are subject to change.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds' performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Quasar Distributors, LLC.

v2004-08

                                                            Table of Contents  1

Litman/Gregory Fund Advisors'
Commitment to Shareholders

We are deeply committed to making each Masters' Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

FIRST, we are committed to the Masters' Select concept.

o We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

o We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition our monitoring will seek to assess whether they are staying true to their Masters' Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters' Select stock pickers will not be distracted by short-term performance pressure.

SECOND, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

o New investments in each Fund are expected to be limited, subject to certain exceptions, when that Fund reaches certain asset levels. Currently, we believe that these levels are approximately $750 million for the Masters' Select Equity Fund, approximately $1 billion for the Masters' Select International Fund and Masters' Select Value Fund, and approximately $450 million for the Masters' Select Smaller Companies Fund. By limiting Fund size in this manner, we believe each manager's Masters' Select asset base will remain small enough so that a high level of flexibility to add value through individual stock picking will be retained.

o The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his portfolio will be diluted at the fund level by the performance of the other managers. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each manager's sub-portfolio.

o We will work hard to discourage short-term speculators so that cash flows into the Fund are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a six-month 2% redemption fee that is paid to each Fund for the benefit of shareholders.

THIRD, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

o We will remain attentive to Fund overhead and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

o    There will be no loads, 12b-1 charges or any distribution charges.

o We also work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters' Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

FOURTH, is our commitment to communicate honestly about all relevant developments and expectations.

o We will continue to do this by providing thorough and educational shareholder reports.

o We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters' Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in our client accounts in our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters' Select held in client assets are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters' Select Fund is capacity constrained (they will be closed at the pre-determined asset levels mentioned above) and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can't get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

--------------------------------------------------------------------------------
While we believe highly in the ability of the Funds' sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanied by a prospectus for the Masters' Select Funds. Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply. The prospectus contains more information regarding the funds' investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest in the Funds.


2  The Masters' Select Funds Trust

June 30, 2004

DEAR FELLOW SHAREHOLDER:

Investors were significantly less enthusiastic about stocks in the first half of 2004 than they were in the previous nine months. The first half of this year was characterized by mildly shifting waves of economic optimism and pessimism, and varying levels of concern about geopolitical developments related to Iraq, terrorism, oil prices and China's economy. The world's stock markets reacted in their usual manner--bouncing up and down based on the prevailing, though temporary, sentiment. Thus, the S&P 500, which represents approximately 55% of the world's stock market, surged in January then proceeded to decline into May before rebounding and ending the first half with a small positive return. This volatility did not influence the Masters' Select sub-advisors' assessment of the businesses represented by the stocks they owned, except to the extent the actual prospects of any businesses were impacted. Occasionally the volatility did trigger buying or selling opportunities based on stock price changes.

Masters' Select Performance

The performance of each Masters' Select Fund is depicted and discussed in detail in the sections covering each individual fund later in this report. In this section of the report we discuss the overall success level of Masters' Select and its distinctive structure.

Thus far in 2004, three of the four Masters' Select Funds performed well, outperforming their benchmarks. The fourth fund, Masters' Select International, exhibited disappointing performance, trailing its benchmark by about four percentage points (400 basis points). Of the funds that outperformed, Masters' Select Smaller Companies Fund was particularly impressive, beating its benchmarks by a very wide margin. While the shorter-term performance is pleasing, short-term performance is not a primary focus of the Masters' Select Funds.(1) As investors we want to outperform in every period no matter how short. But knowing that this is unrealistic, and that attempts do so can be counterproductive, leads us to strive for success over longer time periods. On this basis we believe that each older Masters' Select Fund has been quite successful, as reflected in a variety of metrics.

1st Metric: Overall Fund Performance Since Each Fund's Inception

Each of the three older Masters' Select Funds has outperformed their passive index benchmarks by a wide margin:

===============================================================================================================
                          MASTERS' SELECT PERFORMANCE VS. BENCHMARKS SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
                                                                                           Average Annual
                                                                                         Outperformance Over
Fund                               Length of Operation         Index Benchmark                Benchmark
---------------------------------------------------------------------------------------------------------------
Masters' Select Equity            7 years and 6 months          Russell 3000           3.15% (315 basis points)
---------------------------------------------------------------------------------------------------------------
Masters' Select International     6 years and 7 months         MSCI ACWI ex-US         5.22% (522 basis points)
---------------------------------------------------------------------------------------------------------------
Masters' Select Value                   4 years               Russell 3000 Value       2.52% (252 basis points)
---------------------------------------------------------------------------------------------------------------

Masters' Select Smaller Companies is only one year old so we don't include it in this analysis, but it has also outperformed its benchmark since inception. Please refer to pages 6, 16, 28 and 36 to view the performance of each of the funds and their respective benchmarks for all relevant time periods.

2nd Metric: Consistency of Outperformance

It is widely documented that beating a passive index over the long run is a rare feat for active managers. In fact there are many investment professionals and academics who believe active management is folly because the odds are stacked so heavily in favor of index funds. In the case of Masters' Select, each fund has in fact, as mentioned above, bested its benchmark over the long run. This is one measure of consistency that we believe offers a reason for optimism. Another measure is the percentage of times that each fund outperforms its benchmark over a rolling three-year time period. While we would like each Masters' Select Fund to outperform its index benchmark in every three year period that has not proven possible and is perhaps an unrealistic standard since one bad year can have a huge impact on any three-year period. What we do seek is for each Masters' Select Fund to outperform its benchmark a very high percentage of the time over this intermediate time period of three years, so that shareholders can have a performance-based reason to believe that each fund is a good bet to do so going forward. So far we believe the Masters' Select Funds have achieved this objective. The evidence is outlined in the following table.

================================================================================
         PERCENTAGE OF TIMES FUND BEAT ITS INDEX BENCHMARK OVER ROLLING
                            THREE-YEAR TIME PERIODS*
--------------------------------------------------------------------------------
Fund                               Number of Periods     Percentage Outperformed
--------------------------------------------------------------------------------
Masters' Select Equity                     55                     96.4%
--------------------------------------------------------------------------------
Masters' Select International              44                     88.6%
--------------------------------------------------------------------------------
Masters' Select Value                      13                     92.3%
--------------------------------------------------------------------------------

* The first rolling three-year period is reached 36 months after each fund's inception (based on month-end dates). The starting and ending periods then "roll" forward one month at a time to comprise a new 36-month period

--------------------------------------------------------------------------------
1 Short-term performance is not a good indicator of a fund's future performance, and an investment should not be made based solely on returns.


                                                           Shareholder Letter  3

We believe the consistency of the outperformance across time periods and across funds strongly suggests that Masters' Select has performed well for reasons that can't be explained by mere chance.

3rd Metric: Performance of the Underlying Sub-advisors

A third measure for assessing performance is the performance of the underlying sub-advisors. If a fund's success was the result of spectacular performance by one or two sub-advisors, one could perhaps make the argument that there was luck involved and thereby question the repeatability of the performance. In our opinion, the more managers who outperform their benchmarks over the long run, the more likely it is that the group is truly skilled. With respect to this test, the evidence seems overwhelming. Every sub-advisor who has ever run a Masters' Select portfolio for at least three years has outperformed his or her benchmark. (There is more detail on this metric in the sections on each individual fund.) For now we will simply summarize the facts, which are that there have been 15 managers who have picked stocks for Masters' Select for at least three years and all have outperformed their benchmarks. This includes two managers no longer part of Masters' and two others who are included twice because they are part of two Masters' Select Funds. The odds of this outperformance happening by chance would seem to be quite low.

Luck, the Weight of the Evidence and Explanations

It is impossible to prove that the performance of the Masters' Select Funds isn't the result of luck. Nevertheless, we do not believe that luck is behind the performance. Moreover, we believe the weight of the evidence outlined above makes for a highly compelling case that, even for non-believers, is hard to ascribe to mere luck. Our confidence is supported by this evidence, but the real foundation of our belief comes from a variety of factors:

o We believe the Litman/Gregory due-diligence process is a key factor behind the success of Masters' Select. The process is exceptionally thorough and sets an extremely high standard for determining who may be considered for a Masters' Select sub-advisory position. The Litman/Gregory due-diligence process will soon be described in detail in the education section of our website, which can be found at www.mastersfunds.com.

o The resulting quality and skill of the sub-advisors and the commitment they have to Masters' Select.

o    The Masters' Select structure, which requires each sub-advisor to focus on
     (only) their highest-conviction positions. We believe that over a market cycle this is a critical driver to long-term performance.

o The multi-manager structure which allows each stock picker to run a highly concentrated portfolio, while at the same time ensuring that the overall fund portfolio is well diversified.

o The long-term focus of the funds, which allows each stock picker to make decisions free from concerns about short term volatility, performance, or benchmark tracking. We believe this creates a backdrop for each manager to run the portfolio as close as possible to the way he would manage his own personal portfolio.

o The relatively small asset base for each sub-advisor which allows for a high level of flexibility in running the portfolio.

o    Litman/Gregory's ongoing monitoring of the sub-advisors.

Developments

It was a noteworthy first half for each Masters' Select Fund. Masters' Select Value reached its fourth anniversary and Masters' Select Smaller Companies Fund reached its first anniversary.

In addition, Masters' Select Equity and International continued to move nearer to their closing levels. As of June 30, 2004, Masters' Select Equity was within a few million dollars of its closing level and could very possibly be closed to new shareholders by the time you read this. Masters' Select International was further away but also could close within the next several months. Following their close to new investors, both funds will remain open to existing shareholders for as long as their assets remain below levels that we consider detrimental to future returns. More information on fund closings is provided in each fund's section of this report.

Expenses: Each Masters' Select Fund has experienced expense ratio reductions during the first half of 2004. By far the biggest reduction occurred in the Smaller Companies Fund which achieved substantial economies of scale as it grew its asset base from zero. Of all the Masters' Select Funds, this fund has the potential to reduce its expenses the most from its current level as its assets continue to grow. More information on expenses is provided in each fund's individual section of this report.

As various new regulatory requirements are being put in place in the mutual fund industry we anticipate a small increase in costs of 1 or 2 basis points (each basis point equals 1/100 of one percent) per fund. This expense increase has not yet been incurred.

Taxes: As of June 30, none of the three older Masters' Select Funds has realized capital gains in excess of their accumulated tax losses carried forward from prior years. Masters' Select Smaller Companies Fund does have a small realized capital gain. Please see each fund's section of this report for more detailed information.


4  The Masters' Select Funds Trust

Website Developments: We are working on new functionality that will allow shareholders to view their accounts from our website. We hope to have this available by the end of 2004. We will also be adding an education section that will include a detailed discussion of our due-diligence process, relevant topical essays, and individual question and answer pieces with sub-advisors. Beginning in July, fund holdings will be disclosed quarterly on the website. Finally, we will also have video and audio from a recent panel we hosted with sub-advisors Chris Davis and Bob Rodriguez, as well as audio from a recent conference call with Bill D'Alonzo.

Accolades: During the first half of the year the Masters' Select Funds received several favorable mentions:

o From Morningstar.com in "Three More Underappreciated Funds," which discussed Masters' Select Value, and in individual fund reports on each of the older Masters' Select Funds, including: "Masters' Select Equity Fund Makes a Strong Case for Itself," "Masters' Select Value Continues to Impress," and "A Rough First Half Doesn't Diminish this Multimanager Fund's Appeal" (the latter article refers to Masters' Select International).

o From Bloomberg Wealth Manager's article "In With the New," which covered the growth in sub-advised funds. The article states that "This organization is without question at the top of the heap" in referring to Masters' Select with respect to the question "which fund families have proven particularly deft at picking sub-advisors?"(2)

o From the Arizona Republic in an article about multi-managed sub-advised funds titled "Try Diversifying Portfolio Managers."

o From Kiplinger's Personal Finance in two articles titled "The 25 Best Funds" and "Invest in the Best."(3)

We Stand With You

We continue to be extremely grateful for your confidence in Masters' Select. Litman/Gregory continues to stay focused in our efforts to do all we can to make each Masters' Select Fund a highly satisfying investment experience over the long run relative to its benchmark and the majority of its competitors. Besides the bottom-line performance, the most confidence-inspiring statement we can make is that the employees of Litman/Gregory and the independent trustees of the Masters' Select Funds have invested along with you to the tune of $8.6 million (invested across the fund family) as of the end of June.

Sincerely,

/s/ Ken Gregory

Ken Gregory
President
Litman/Gregory Fund Advisors

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------
2 The selection of Masters' Select as being at the top of the heap in selecting sub-advisors by the Editors of Bloomberg Wealth Management is based on the five-year performance of Masters' Select Equity and International Funds
3 The selection of the 25 Best Funds by the Editors of Kiplinger's Personal Finance Magazine is based on the following criteria: Consistency of long-term performance, manager experience, risk as measured by performance volatility during bear markets, fund operating expenses, limitation of assets under management, and the integrity of the fund company.


                                                           Shareholder Letter  5

Masters' Select Equity Fund Review
--------------------------------------------------------------------------------

Despite choppy returns in the U.S. stock market in the first half of 2004, the broad stock market delivered a reasonably good, though not exciting return. During the period, smaller and mid-cap stocks generally outperformed larger companies and value stocks generally out-returned growth stocks. Within this environment, Masters' Select Equity delivered strong performance and beat its benchmarks by a healthy margin.

Comparison Chart
--------------------------------------------------------------------------------
The value of a hypothetical $10,000 investment in Masters' Select Equity Fund from its inception (12/31/96) to present as compared with the Russell 3000 Index, the Dow Jones Wilshire 5000 Index, the Custom Equity Index and the Lipper Multi-Cap Core Index.

[MOUNTAIN CHART OMITTED]

                                                                      Dow Jones
                   Masters' Select           Russell 3000           Wilshire 5000          Lipper Multi-Cap          Custom
                     Equity Fund                Index                   Index                 Core Index           Equity Index
31-Dec-96              $10,000                 $10,000                 $10,000                 $10,000               $10,000
31-Jan-97              $10,290                 $10,553                 $10,535                 $10,474               $10,443
28-Feb-97              $10,320                 $10,565                 $10,530                 $10,443               $10,466
31-Mar-97               $9,860                 $10,086                 $10,065                 $10,057               $10,070
30-Apr-97              $10,210                 $10,583                 $10,504                 $10,405               $10,502
31-May-97              $10,920                 $11,306                 $11,248                 $11,107               $11,251
30-Jun-97              $11,530                 $11,776                 $11,765                 $11,526               $11,764
31-Jul-97              $12,790                 $12,700                 $12,669                 $12,402               $12,547
31-Aug-97              $12,500                 $12,184                 $12,193                 $12,061               $12,019
30-Sep-97              $13,560                 $12,875                 $12,912                 $12,724               $12,724
31-Oct-97              $12,850                 $12,442                 $12,482                 $12,246               $12,217
30-Nov-97              $12,740                 $12,919                 $12,891                 $12,454               $12,584
31-Dec-97              $12,911                 $13,177                 $13,129                 $12,627               $12,791
31-Jan-98              $12,845                 $13,246                 $13,200                 $12,698               $12,908
28-Feb-98              $13,925                 $14,193                 $14,161                 $13,605               $13,834
31-Mar-98              $14,415                 $14,897                 $14,870                 $14,243               $14,486
30-Apr-98              $15,081                 $15,043                 $15,047                 $14,397               $14,616
31-May-98              $14,557                 $14,671                 $14,646                 $14,002               $14,275
30-Jun-98              $14,732                 $15,167                 $15,160                 $14,395               $14,697
31-Jul-98              $14,579                 $14,891                 $14,828                 $14,102               $14,364
31-Aug-98              $11,850                 $12,610                 $12,518                 $11,906               $12,176
30-Sep-98              $12,210                 $13,470                 $13,336                 $12,471               $12,873
31-Oct-98              $13,140                 $14,492                 $14,328                 $13,322               $13,843
30-Nov-98              $13,883                 $15,379                 $15,231                 $14,036               $14,647
31-Dec-98              $14,834                 $16,357                 $16,205                 $14,988               $15,482
31-Jan-99              $15,304                 $16,913                 $16,801                 $15,485               $15,971
28-Feb-99              $14,572                 $16,315                 $16,192                 $14,888               $15,327
31-Mar-99              $15,413                 $16,913                 $16,817                 $15,358               $15,868
30-Apr-99              $16,955                 $17,676                 $17,623                 $15,985               $16,646
30-May-99              $16,736                 $17,340                 $17,237                 $15,806               $16,340
30-Jun-99              $18,059                 $18,216                 $18,129                 $16,581               $17,186
31-Jul-99              $17,589                 $17,664                 $17,548                 $16,216               $16,767
31-Aug-99              $17,304                 $17,463                 $17,385                 $15,933               $16,591
30-Sep-99              $16,898                 $17,016                 $16,930                 $15,536               $16,290
31-Oct-99              $17,365                 $18,082                 $18,007                 $16,324               $17,086
30-Nov-99              $17,728                 $18,589                 $18,610                 $16,850               $17,592
31-Dec-99              $18,758                 $19,775                 $20,023                 $18,103               $18,874
31-Jan-00              $18,471                 $19,000                 $19,192                 $17,589               $18,030
29-Feb-00              $18,354                 $19,176                 $19,622                 $18,266               $18,435
31-Mar-00              $20,115                 $20,678                 $20,787                 $19,437               $19,526
30-Apr-00              $19,880                 $19,950                 $19,704                 $18,715               $18,777
31-May-00              $19,254                 $19,389                 $19,017                 $18,065               $18,243
30-Jun-00              $19,867                 $19,963                 $19,855                 $18,827               $18,947
31-Jul-00              $19,658                 $19,610                 $19,450                 $18,533               $18,539
31-Aug-00              $21,067                 $21,065                 $20,862                 $19,840               $19,644
30-Sep-00              $19,684                 $20,111                 $19,888                 $18,929               $18,707
31-Oct-00              $19,632                 $19,825                 $19,466                 $18,715               $18,441
30-Nov-00              $18,210                 $17,997                 $17,529                 $17,121               $16,976
31-Dec-00              $19,353                 $18,300                 $17,842                 $17,496               $17,387
31-Jan-01              $19,935                 $18,925                 $18,525                 $18,100               $18,001
28-Feb-01              $18,787                 $17,196                 $16,769                 $16,471               $16,481
31-Mar-01              $18,026                 $16,075                 $15,640                 $15,494               $15,477
30-Apr-01              $19,338                 $17,364                 $16,927                 $16,749               $16,668
31-May-01              $20,054                 $17,503                 $17,097                 $16,890               $16,767
30-Jun-01              $20,024                 $17,181                 $16,809                 $16,599               $16,528
31-Jul-01              $19,666                 $16,897                 $16,532                 $16,266               $16,207
31-Aug-01              $18,817                 $15,900                 $15,532                 $15,344               $15,352
30-Sep-01              $16,267                 $14,498                 $14,137                 $13,771               $13,915
31-Oct-01              $16,625                 $14,836                 $14,496                 $14,145               $14,299
30-Nov-01              $18,276                 $15,978                 $15,605                 $15,256               $15,341
31-Dec-01              $18,860                 $16,203                 $15,886                 $15,613               $15,634
31-Jan-02              $18,561                 $16,001                 $15,689                 $15,268               $15,359
28-Feb-02              $17,722                 $15,674                 $15,366                 $14,992               $15,078
31-Mar-02              $18,696                 $16,361                 $16,039                 $15,599               $15,800
30-Apr-02              $18,141                 $15,502                 $15,256                 $14,936               $15,169
31-May-02              $17,976                 $15,322                 $15,076                 $14,814               $14,977
30-Jun-02              $16,583                 $14,219                 $14,016                 $13,653               $14,023
31-Jul-02              $15,250                 $13,088                 $12,885                 $12,576               $12,696
31-Aug-02              $15,669                 $13,150                 $12,961                 $12,656               $12,746
30-Sep-02              $14,261                 $11,768                 $11,661                 $11,492               $11,456
31-Oct-02              $15,175                 $12,705                 $12,553                 $12,220               $12,298
30-Nov-02              $16,314                 $13,473                 $13,310                 $12,964               $13,080
31-Dec-02              $15,265                 $12,712                 $12,573                 $12,219               $12,352
31-Jan-03              $14,801                 $12,401                 $12,256                 $12,013               $12,005
28-Feb-03              $14,366                 $12,196                 $12,049                 $11,805               $11,779
31-Mar-03              $14,426                 $12,324                 $12,185                 $11,843               $11,867
30-Apr-03              $15,819                 $13,331                 $13,184                 $12,764               $12,894
31-May-03              $17,123                 $14,136                 $13,990                 $13,628               $13,726
30-Jun-03              $17,078                 $14,327                 $14,200                 $13,831               $13,932
31-Jul-03              $17,617                 $14,655                 $14,542                 $14,098               $14,313
31-Aug-03              $18,291                 $14,980                 $14,891                 $14,532               $14,673
30-Sep-03              $17,917                 $14,817                 $14,726                 $14,339               $14,556
31-Oct-03              $19,085                 $15,713                 $15,625                 $15,192               $15,468
30-Nov-03              $19,504                 $15,930                 $15,844                 $15,430               $15,708
31-Dec-03              $20,134                 $16,658                 $16,556                 $16,045               $16,472
31-Jan-04              $20,688                 $17,006                 $16,925                 $16,422               $16,850
29-Feb-04              $20,943                 $17,236                 $17,172                 $16,677               $17,085
31-Mar-04              $20,838                 $17,031                 $16,988                 $16,488               $16,946
30-Apr-04              $20,253                 $16,678                 $16,626                 $16,140               $16,550
31-May-04              $20,823                 $16,920                 $16,856                 $16,334               $16,767
30-Jun-04              $21,437                 $17,257                 $17,206                 $16,695               $17,176

The hypothetical $10,000 investment at fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Investment Performance As of June 30, 2004
--------------------------------------------------------------------------------

                                        Average Annual Total Returns
                               -------------------------------------------------
                     Year to                                             Since
                      Date                                            Inception
                     Return    One-Year   Three-Year   Five-Year      (12/31/96)
--------------------------------------------------------------------------------
Masters' Select Equity Fund
                      6.47%     25.53%      2.30%        3.49%            10.70%
--------------------------------------------------------------------------------
Custom Equity Index
                      4.26%     23.26%      1.28%       -0.02%             7.48%
--------------------------------------------------------------------------------
Russell 3000 Index    3.59%     20.46%      0.15%       -1.07%             7.55%
--------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Index
                      3.93%     21.17%      0.78%       -1.04%             7.50%
--------------------------------------------------------------------------------
Lipper Multi-Cap Core Fund Index
                      4.05%     20.71%      0.19%        0.14%             7.07%
--------------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

The funds invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. The funds invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 58 for index definitions.
--------------------------------------------------------------------------------

Note that we have switched from the Dow Jones Wilshire 5000 benchmark to the Russell 3000 benchmark. These benchmarks are very similar and track closely. Over the fund's life the Dow Jones Wilshire 5000's average annual return was 7.50% compared to a 7.55% return for the Russell 3000. We are changing the benchmark because we have greater access to portfolio data from Russell that allows us to conduct more insightful analysis of the fund's performance relative to the index. We will continue to use the Custom Equity Index and the Lipper Multi-Cap Core Index as the fund's other benchmarks.

Long-Term Performance Analysis
--------------------------------------------------------------------------------

As advisor to the Masters' Select Funds, a key objective of Litman/Gregory Fund Advisors has always been for Masters' Select Equity to deliver superior long-term performance relative to its benchmarks. Superior performance over shorter time periods, while desirable, is not an objective. Though the objective of beating an index over the long-term is shared by almost all funds, it is well documented that a surprisingly small percentage of equity managers are, in fact, able to achieve this goal. Over its seven and one half-year life, Masters' Select Equity has met this objective by a clear-cut margin. In addition, though there are never any guarantees that past performance trends will be repeated, we believe the various elements that contributed to the fund's positive record offer encouraging evidence supporting the potential of the fund to continue to meet this performance. This evidence includes the following (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

o The fund outperformed the best performing of its benchmarks by 3.15 percentage points (315 basis points) since its inception, as measured by average annual total return. This margin equates to 1.42 times the return of the Russell 3000 over the same period.

o Over its full life the fund has outperformed the S&P 500 by an average annualized margin of 3.16% (316 basis points). We don't view this index as a primary benchmark because it is more large-cap oriented than Masters' Select Equity.

o The fund has outperformed its Custom Equity benchmark and its Russell 3000 benchmark in five out of seven calendar years. It outperformed its Lipper Multi-Cap Core benchmark in six out of seven calendar years.

o The fund outperformed its benchmarks in strong growth years (1999) and strong value years (2000 and 2001).

o The fund has outperformed, on a total return basis, all of its benchmarks in down years for the stock market (2000, 2001 and 2002) as well as in the up year of 1999. In the up years of 1997 and 2003 it outperformed two of its three benchmarks.

o While we believe three-year time periods are still relatively short and five-years is a better minimum period over which to measure performance, we believe that the consistency of the fund's performance over three-year periods is, in our view, a valuable measure. There have been 55 rolling three-year time periods (the first starting at the fund's inception, and then in each subsequent period commencing at the beginning of the next month) during the fund's life. Masters' Select Equity has out-returned its Custom Equity benchmark in 53 of these peri- ods, as measured by average annual total return. We believe this consistency is noteworthy.


6  The Masters' Select Funds Trust

MASTERS' SELECT EQUITY ROLLING 3-YEAR PERFORMANCE VS. CUSTOM EQUITY INDEX
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

As of 6/30/04

Dec-99             -0.26%
Jan-00              1.42%
Feb-00              0.39%
Mar-00              2.13%
Apr-00              3.50%
May-00              3.33%
Jun-00              2.66%
Jul-00              1.51%
Aug-00              1.21%
Sep-00             -0.48%
Oct-00              0.46%
Nov-00              2.03%
Dec-00              3.67%
Jan-01              4.05%
Feb-01              4.49%
Mar-01              5.50%
Apr-01              4.16%
May-01              5.76%
Jun-01              6.78%
Jul-01              6.38%
Aug-01              8.63%
Sep-01              7.40%
Oct-01              7.07%
Nov-01              8.04%
Dec-01              8.00%
Jan-02              7.93%
Feb-02              6.99%
Mar-02              6.78%
Apr-02              5.32%
May-02              5.27%
Jun-02              3.75%
Jul-02              4.21%
Aug-02              5.16%
Sep-02              5.57%
Oct-02              5.99%
Nov-02              6.67%
Dec-02              6.54%
Jan-03              5.67%
Feb-03              6.03%
Mar-03              4.80%
Apr-03              4.44%
May-03              5.21%
Jun-03              4.82%
Jul-03              4.67%
Aug-03              4.66%
Sep-03              4.93%
Oct-03              4.75%
Nov-03              4.87%
Dec-03              3.11%
Jan-04              3.42%
Feb-04              2.49%
Mar-04              1.89%
Apr-04              1.79%
May-04              1.26%
Jun-04              1.02%

--------------------------------------------------------------------------------

o Since its inception (December 31, 1996) and over shorter time periods the fund has been highly ranked compared to its Lipper Category. (Note: lower percentile scores reflect a higher ranking.)

------------------------------------------------------------------------------------------------------------------------------------
                                                           MASTERS' SELECT EQUITY FUND
                                    LIPPER MULTI-CAP CORE FUNDS CATEGORY RANKING BASED ON TOTAL FUND RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                                             Annual Ranking                                      Trailing Periods
                                            As of December 31,                                  As of June 30, 2004
                     ---------------------------------------------------------------  ----------------------------------------------
                                                                                                                            Since
                                                                                                                          Inception
                     1997     1998     1999      2000      2001      2002      2003   One-Year   Three-Year   Five-Year   (12/31/96)
------------------------------------------------------------------------------------------------------------------------------------
% Rank in Category   34.0%    64.2%    40.3%     25.2%     19.9%     32.8%     27.3%      9.6%      27.0%       27.5%        15.8%
------------------------------------------------------------------------------------------------------------------------------------
Funds in Category      156      187      253       310       457       470       597       618        475         331          202
------------------------------------------------------------------------------------------------------------------------------------

o For the period ended June 30, 2004, Masters' Select Equity has received a Five-Star Overall Morningstar Rating(TM) among 1,143 large blend funds from Morningstar, the mutual fund rating company.(1) The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year and ten-year (if applicable) Morningstar Rating(TM) metrics. A Five-Star rating is the highest rating a fund can receive under the Morningstar system and requires risk-adjusted performance to be in the top 10% of the category peer group. The fund has also ranked in the top 6% of its Morningstar Large Blend peer group over the trailing five years as outlined in the table. (Note: lower percentile scores reflect higher rankings.)

------------------------------------------------------------------------------------------------------------------------------------
                                                    MASTERS' SELECT EQUITY FUND
                                             MORNINGSTAR LARGE BLEND PEER GROUP RANKING
------------------------------------------------------------------------------------------------------------------------------------
                                                     Annual Ranking                                      Trailing Periods
                                                   As of December 31,                                   As of June 30, 2004
                        --------------------------------------------------------------------     -----------------------------------
                        1997     1998       1999       2000       2001       2002       2003     One-Year    Three-Year    Five-Year
------------------------------------------------------------------------------------------------------------------------------------
% Rank in Category       49%      78%       19%        15%         5%        23%        10%         3%            8%          6%
------------------------------------------------------------------------------------------------------------------------------------
Funds in Category        476      623       768        917      1,072      1,243      1,386      1,427         1,143         852
------------------------------------------------------------------------------------------------------------------------------------

1 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars and the next 22.5% receive 4 stars. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year and ten-year (if applicable) Morningstar Rating(TM) metrics. Equity Fund was rated against the following numbers of U.S.-domiciled large blend mutual funds over the following time periods: 1,143 funds overall, 1,143 funds in the last three years, and 852 funds in the last five years. With respect to these large blend funds, Equity Fund received an Overall Morningstar Rating(TM) of 5 stars and a Morningstar Rating(TM) of 4 stars for the three-year period and 5 stars for the five-year period. International Fund was rated against the following numbers of U.S.-domiciled foreign large blend mutual funds over the following time periods: 380 funds overall, 380 funds in the last three years, and 287 funds in the last five years. With respect to these foreign large blend funds, International Fund received an Overall Morningstar Rating(TM) of 5 stars and a Morningstar Rating(TM) of 4 stars for the three-period, and 5 stars for the five-year period. Value Fund was rated against the following numbers of U.S.-domiciled large value mutual funds over the following time periods: 734 funds overall, and 734 funds in the last three years. With respect to these large value funds, Value Fund received an Overall Morningstar Rating(TM) of 4 stars and a Morningstar Rating(TM) of 4 stars for the three-year period. Past performance is no guarantee of future results.


                                                                 Fund Summary  7

o All five of the fund's long-tenured managers have outperformed their benchmarks during their tenure at the fund. In addition, Sig Segalas, who was replaced in October 2003, also outper- formed his benchmark during his almost seven-year tenure. Two other managers who had been replaced in earlier years did not outperform their benchmarks (one replaced the other and was then replaced by Bill Miller). The following table shows the outperformance of each long-tenured manager (without identifying the managers), relative to his benchmark:

--------------------------------------------------------------------------------
                  CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE
                                versus BENCHMARKS
                          Tenure Through June 30, 2004*
--------------------------------------------------------------------------------
Masters' Select Equity                             Annualized Performance Margin
                                                    (Net of Allocated Expenses)
--------------------------------------------------------------------------------
Manager 1                                                     15.98%
--------------------------------------------------------------------------------
Manager 2                                                      7.62%
--------------------------------------------------------------------------------
Manager 3                                                      6.24%
--------------------------------------------------------------------------------
Manager 4                                                      3.61%
--------------------------------------------------------------------------------
Manager 5                                                      3.06%
--------------------------------------------------------------------------------

* This table does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks.

Manager             Tenure          Benchmark
Chris Davis         12/31/96        S&P 500
Bill Miller         03/24/00        S&P 500
Bill D'Alonzo       12/31/96        Russell 2500 Growth
Dick Weiss          12/31/96        Russell 2000
Mason Hawkins       12/31/96        Russell 3000 Value
--------------------------------------------------------------------------------
o Masters' Select Equity has also out-returned each of its benchmarks over its life after taking taxes into account. Though reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can say with certainty that the fund has out-returned its benchmarks after taking into account taxes because Masters' Select Equity's after-tax return exceeds the pre-tax return of all its benchmarks. The fund's return over its life assuming all shares were liquidated on June 30, 2004, and taxes were paid on distributions in each year, at the highest tax rate in place at the time of each distribution, was 8.45%. Masters' Select Equity Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/31/96) periods ended June 30, 2004 are 25.53%, 1.80% and 8.99%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/31/96) periods ended June 30, 2004 are 16.59%, 2.12% and 8.45%, respectively.

The consistency of the performance in a variety of market environments, along with the fact that each of the current Masters' Select Equity stock pickers has contributed to the fund's performance, raises Litman/Gregory's confidence in the potential of the fund to continue to do well. That said, there will be volatility in the stock market and investors should recognize that there will be good years and bad years for stocks. In addition, it is inevitable that there will be years when Masters' Select Equity underperforms its benchmarks. In the past, relatively short periods of underperformance have often been followed by periods of outperformance. When underperformance happens we hope this trend of subsequent out-performance continues. Overall, we are extremely encouraged by the record Masters' Select Equity has built and we are very confident in the future performance potential for this fund compared to its benchmarks. However, we also want shareholders to have realistic expectations. No fund should be expected to outperform in each and every year as there will be occasional periods of disappointment.

Portfolio Commentary
--------------------------------------------------------------------------------

A number of factors contributed to the fund's performance during the first half of 2004. The highlights follow.

Performance of Managers: In the first half of the year, four of the six Masters' Select stock pickers outperformed their benchmarks, with two outperforming by a wide margin. It is typical for some, but not all, of the fund's stock pickers to best their benchmarks in any specific period. Over the long run we seek to have each stock picker beat their benchmarks. To date, all of the current Masters' Select Equity stock pickers have achieved that goal after taking into account all allocated expenses.

Sector and Stock Picking Impact: Based on our analysis, the fund's sector exposure did not have a clear impact on performance in the first half of the year. Some of the sectors the fund overweighted relative to its benchmark did not perform well, if measured by the performance of the benchmark's stocks in those sectors. However, the fund's stocks outperformed the benchmarks in these sectors. What does appear clear is that the fund benefited from individual stock picks in most sectors. In fact, in each the five largest sectors within the Russell 3000 Index, the fund's stocks in those sectors outperformed the benchmark's stocks. These five sectors constitute 81% of the Russell 3000 Index. The performance of the fund's stocks within specific sectors trailed the benchmark's stocks in only two sectors and collectively these made up only 4.4% of the fund's assets.

Leaders and Laggards: During the year's first half, and on a dollar basis, five of the fund's six managers held a stock that was among the fund's largest winners. All six of the managers held a stock that was one of the fund's ten largest losers. On a dollar basis, the aggregate gains from the ten largest winners were more than double the aggregate losses from the ten largest losers. Most of the fund's ten largest losers during the first half of the year were still held in the fund portfolio.

See table on page 10 that lists the leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters' Select Equity for the six months ended June 30 tells us nothing about how successful the holding will ultimately become. The fund will hold


8  The Masters' Select Funds Trust
some stocks for significantly longer periods of time and the success of these holdings won't be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio Mix: The fund's sector exposure did not change much during the first half of the year. The biggest shift was in the finance sector which started the year at 27.1% of assets and ended June at 24.0% of assets. Relative to the Russell 3000 benchmark the fund's most overweighted sectors were consumer discretionary (23.8% versus 16.9%) and industrials (19.9% versus 13.0%). The most underweighted sectors were heath care and pharmaceuticals (5.6% versus 13.7%) and telecommunications and utilities (1.7% versus 6.6%).

Exposure to small-cap stocks drifted slightly higher since December but remained near an all time low for the fund at 10.9% of assets. Overall, market cap exposure did not shift much since the end of 2003.

Cash rose during the semi-annual period from 3.3% to 8.9%. This higher cash holding was partly transitional but also a function of higher than normal cash positions by Mason Hawkins (20%), Dick Weiss (13%) and Chris Davis/Ken Feinberg (8.5%). Hawkins and Weiss, in particular, are finding only a handful of exciting stock picking opportunities in the current market climate.

Please see page 11 for a breakout of the fund's sector and market-cap exposure.

Miscellaneous
--------------------------------------------------------------------------------

Fund Closing: Masters' Select Equity will close when fund assets reach $750 million. As of June 30, 2004 assets were at $746 million. However, since the end of the quarter, stock prices have generally drifted lower and the fund's assets have tracked this move. Given cash inflows to the fund it is likely that the fund will close within the next one to three months if the fund's performance is mildly positive or better. If the fund's performance is negative it could take longer for the fund to close. After the fund is closed we anticipate that existing shareholders will be able to add to their accounts for the foreseeable future.

Taxes: Litman/Gregory will continue to work with the fund's sub-advisors in ways it considers prudent for all fund shareholders to avoid a taxable capital gain distribution for 2004. There is no guarantee we will be able to achieve this objective. As of June 30, 2004, the fund had a tax loss, taking into account its tax loss carryover, of just over $30 million. This equates to $0.58 per share (a tax loss of over 4% of net asset value). Any capital gain distributions (if there are any) for the year will be made some time in the fourth quarter of 2004.

Expenses: Expenses declined slightly in the first half of the year, to 1.22% of assets from 1.23% in 2003.

In Closing
--------------------------------------------------------------------------------

Based on Litman/Gregory analysis we continue to view stock markets in the U.S. as being in a fairly valued range. We believe this to be generally true across market-cap and style segments (value and growth). At a stock picking level we get a slightly different story. Value managers we have spoken with generally complain about a lack of bargains, though most don't view stocks as expensive. Growth managers seem more enthusiastic about the opportunities they are seeing in what has recently been a strong earnings growth environment. Some of the more eclectic managers such as the fund's Chris Davis and Bill Miller have commented that they are finding good opportunities in the stocks of "above-average" companies selling at average-company prices. What is clear to us is that the returns over the past 12 months (over 25% for Masters' Select Equity) are not sustainable. We believe average annual returns in the mid-single digits to low-double digits are "the most likely range" over the next five years. However, individual years will be lower and higher and there are a variety of factors that could lead to generally lower or higher returns.

Over the long run, regardless of the environment, Litman/Gregory continues to be optimistic that Masters' Select Equity will continue to perform well relative to its benchmarks. This belief is based on our confidence in the stock picking skills of the fund's sub-advisors and the distinctive Masters' Select portfolio structure. Of course there is no guarantee that this performance objective can be achieved and even with our optimism we expect there will be periods of time along the way when this fund will underperform its benchmarks. Regardless, we will continue to do our job with shareholders' interests in mind as we work hard to extend the strong record of Masters' Select Equity. In doing so, we help ourselves, given the sizable investments by the principals and employees of Litman/Gregory in this fund and the other Masters' Select funds (as outlined in the introductory letter at the beginning of this report).

Please see page 12 for specific stock commentaries written by the Masters' Select managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.


                                                                 Fund Summary  9

Masters' Select Equity Fund Leaders and Laggards
--------------------------------------------------------------------------------
               For the Six Months Ended June 30, 2004 (Unaudited)

                            By Percentage Gain / Loss
                                          Six Month Dollar           Six Month
Security                                 Contribution/Loss           % Change
--------------------------------------------------------------------------------
CKE Restaurants, Inc.                       $  3,820,780                 108.7%
Yahoo!, Inc.                                   6,534,373                  60.9%
Blackboard, Inc.                                  24,229                  43.3%
Houston Exploration Co. (The)                  1,801,199                  40.1%
eBay, Inc.                                     3,654,446                  36.8%
MGIC Investment Corp.                          4,067,800                  33.2%
Fisher Scientific International                1,112,456                  31.6%
Timken Co.                                     1,294,101                  31.3%
Tyco International Ltd.                        8,996,501                  23.7%
Celgene Corp.                                  1,282,619                  24.8%
                                            ------------
                                            $ 32,588,504
                                            ============

Modem Media, Inc.                           $ (1,440,675)                (30.2%)
Level 3 Communications, Inc.                  (4,533,212)                (27.9%)
Fairchild Semiconductor International, Inc.   (1,092,790)                (26.6%)
M-Systems Flash Disk Pioneers                   (974,344)                (23.9%)
Entercom Communications Corp.                   (946,605)                (20.8%)
Trimeris, Inc.                                  (796,051)                (20.1%)
Schwab (Charles) Corp.                        (1,097,383)                (18.8%)
Julius Baer Holding AG - Class B              (1,254,312)                (17.6%)
Exar Corp.                                      (746,313)                (16.2%)
Linens 'N Things, Inc.                          (692,053)                (15.3%)
                                            ------------
                                            $(13,573,738)
                                            ============

                              By Dollar Gain / Loss
                                          Six Month Dollar           Six Month
Security                                 Contribution/Loss           % Change
--------------------------------------------------------------------------------

Tyco International Ltd.                     $  8,996,501                  23.7%
Yahoo!, Inc.                                   6,534,373                  60.9%
MGIC Investment Corp.                          4,067,800                  33.2%
CKE Restaurants, Inc.                          3,820,780                 108.7%
eBay, Inc.                                     3,654,446                  36.8%
Aon Corp.                                      2,776,890                  18.9%
Bank One Corp.                                 2,461,550                  11.9%
FedEx Corp.                                    2,256,210                  21.0%
Genentech, Inc.                                2,046,821                  20.1%
Houston Exploration Co. (The)                  1,801,199                  40.1%
                                            ------------
                                            $ 38,416,570
                                            ============
Level 3 Communications, Inc.                $ (4,533,212)                (27.9%)
Comcast Corp. - Special Class A               (1,513,250)                 (9.7%)
Modem Media, Inc.                             (1,440,675)                (30.2%)
Xilinx, Inc.                                  (1,325,463)                (14.0%)
Julius Baer Holding AG - Class B              (1,254,312)                (17.6%)
Schwab (Charles) Corp.                        (1,097,383)                (18.8%)
Fairchild Semiconductor International, Inc.   (1,092,790)                (26.6%)
InterActiveCorp                               (1,045,172)                 (7.5%)
M-Systems Flash Disk Pioneers                   (974,344)                (23.9%)
Entercom Communications Corp.                   (946,605)                (20.8%)
                                            ------------
                                            $(15,223,206)
                                            ============

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings are sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.


10  The Masters' Select Funds Trust

Masters' Select Equity Fund Managers
--------------------------------------------------------------------------------------------------------------------------------
                                                                     MARKET
                                                TARGET               CAPITALIZATION
INVESTMENT                                      ASSET                OF COMPANIES                       STOCK-PICKING
MANAGER                  FIRM                   ALLOCATION           IN PORTFOLIO                       STYLE
--------------------------------------------------------------------------------------------------------------------------------
Glen Bickerstaff         TCW Investment             20%              Mostly mid and                     Growth
and team                 Management                                  large-sized
                         Company                                     companies

--------------------------------------------------------------------------------------------------------------------------------
Christopher Davis/       Davis Selected             20%              Mostly large                       Growth at a reasonable
Kenneth Feinberg         Advisers                                    companies                          price

--------------------------------------------------------------------------------------------------------------------------------
Bill D'Alonzo and team   Friess Associates          10%              Small and mid-sized                Growth
                                                                     companies

--------------------------------------------------------------------------------------------------------------------------------
Mason Hawkins            Southeastern Asset         20%              All sizes, may have up to          Value
                         Management                                  50% foreign stocks

--------------------------------------------------------------------------------------------------------------------------------
Bill Miller              Legg Mason Funds           20%              All sizes, but mostly large        Eclectic, may invest in
                         Management                                  and mid-sized companies            traditional value stocks
                                                                                                        or growth stocks

--------------------------------------------------------------------------------------------------------------------------------
Dick Weiss               Strong Capital             10%              Small and mid-sized                Growth at a reasonable
                         Management                                  companies                          price

--------------------------------------------------------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------

As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 78 securities, exclusive of cash equivalents.

By Asset Class

[PIE CHART OMITTED]

Large-Cap Domestic            50.6%
Mid-Cap Domestic              25.0%
Small-Cap Domestic            10.9%
Cash Equivalents & Other       8.9%
Foreign Equities               4.6%

Market Capitalization:
     Small-Cap Domestic < $1.6 billion
     Mid-Cap Domestic $1.6 - $12.3 billion
     Large-Cap Domestic > $12.3 billion

By Sector
                                                           Sector Weights
                                                      --------------------------
                                                                    Russell 3000
                                                      Fund             Index
                                                      ----          ------------
Finance                                               24.0%            22.4%
Consumer Discretionary & Services(1)                  23.8%            16.9%
Industrial Services, Materials and Durables           19.9%            13.0%
Technology                                            11.5%            14.6%
Healthcare, Pharmaceuticals & Biotechnology            5.6%            13.7%
Consumer Staples                                       2.5%             6.7%
Energy & Integrated Oils                               2.1%             6.1%
Telecommunications & Utilities                         1.7%             6.6%
Cash Equivalents & Other                               8.9%               --
                                                     ------           ------
Net Assets                                           100.0%           100.0%
                                                     ======           ======

1    Includes Automobiles.


                                                                Fund Summary  11

Masters' Select Equity Fund Stock Highlights
--------------------------------------------------------------------------------

Tyco International Ltd. - Christopher Davis
--------------------------------------------------------------------------------

Benjamin Graham and David Dodd preface their seminal text Security Analysis with a quote from the Latin Poet Horace: "Many shall be restored that now are fallen and many shall fall that are now in honor." After a spectacular fall from honor, the shares of Tyco have recently been somewhat restored, having risen over 70% in the last twelve months. The success for the turnaround in the corporation belongs to CEO Ed Breen who came in like the cavalry, ending a liquidity crisis, installing world-class governance and substantially improving operations. Having spent years running General Instruments under the watchful eye of John Malone, Ed Breen focuses on cold hard cash rather than GAAP accounting optics. This focus is already paying off with the company likely to produce more than $4 billion of free cash flow for the fiscal year ending September 30, 2004 ($1.80 per share). While the credit for the corporate turnaround belongs to Ed, the credit for our decision to add substantially to our position at prices as low as $10 per share belongs to my partner Ken Charles Feinberg. While the headlines equated Tyco with Enron, Worldcom and Global Crossing, all of which went bankrupt, Ken stayed focused on the facts and recognized that the scandal created an enormous opportunity.

In addition to being able to buy shares at an attractive price, an additional happy consequence of the Tyco scandal has been its role in the governance reform movement. While I am hopeful that such reforms will be long lasting, I am not hugely optimistic. To understand my pessimism, let me quote from an article called The Vitals of Accountability: "The most damage in the recent cases has been to the reputation of the CEO. We have been made out to be free-wheeling jet setters, playboys reliving our adolescent years...For me, and for most CEOs, the irresponsible image really rankles...We are offended by the perception that we would waste the resources of a company...Accountability in corporate governance is here to stay...Managements and directors of all public companies are being held to a higher standard. I'm convinced it works." This article appeared in Directors & Boards magazine in the Fall of 1995. It's author? None other than L. Dennis Kozlowski!

Timken Co. - Bill D'Alonzo
--------------------------------------------------------------------------------

The domestic economy is surging and relative weakness in the dollar is bolstering exports. A manufacturing sector long saddled with idle capacity is again investing to fuel production in a scramble to capitalize on its renewed prospects. From restarting mothballed equipment to putting more delivery trucks on the road, products made by The Timken Co. represent a critical investment.

NYSE-listed Timken manufactures anti-friction bearings. With automotive, industrial, rail, aerospace and super-precision applications, Timken's bearings literally help keep the wheels of commerce turning. Timken products can be found in autos, computer disk drives, dental drills, missiles, oil rigs, rail cars, satellites and myriad other places. Customers include Caterpillar, Moscow Rail, the U.S. Air Force and the Big Three automakers.

Revenues topped $4 billion in the 12 months through March, with the company's highly engineered bearings representing the bulk of sales. Timken also makes various steel products, including high-quality alloys, precision steel components and specialty steels used in machinery.

Timken topped March-quarter earnings estimates by 15 percent with 63 percent growth. Revenues jumped 31 percent.

Timken drives profitability and positions itself as the supplier of choice by engineering products to specific customer needs. Recent examples include fuel-efficient driveline bearings for the Mercedes Benz E-Class sedan and replacement bearings for Eiffel Tower elevators. Timken also continues to realize savings from its 2003 acquisition of Torrington, which totaled $17 million in the March quarter.

We spoke with President James Griffith about how Timken drives revenue growth through technological advances. For example, a Dodge Ram that in the early 1990s used a $10 tapered bearing is equipped today with a $100 SENSOR-PAC assembly, which improves safety through anti-lock braking sensors.

The Friess team seeks reasonably priced, rapidly growing companies with good prospects to exceed consensus earnings expectations. We bought Timken at 17 times 2004 earnings estimates, and Wall Street predicts the company will grow earnings 72 percent this year.

InterActiveCorp - Bill Miller
--------------------------------------------------------------------------------

InterActiveCorp is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 34.

XM Satellite Radio Holdings, Inc. - Glen Bickerstaff
--------------------------------------------------------------------------------

XM Satellite Radio has a content advantage over traditional radio due to their ability to leverage their cost structure over the entire country as opposed to one local market. This enables them to profitably finance the development of more than one hundred channels of content versus the typical three to five genres that characterize most local markets. In addition, XM Satellite Radio has a technology and cost advantage over their only satellite radio competitor, Sirius. XM Satellite Ratio was first to market and decided to design and develop their chipsets and antennas. Sirius outsourced their technology development and the end result has been that XM Satellite Radio has been able to consistently create smaller form factors at lower costs with more functionality than Sirius. The evidence of this advantage can be seen through XM Satellite Radio's significantly greater market share than Sirius.

XM Satellite Radio has an excellent management team. Founder and Chairman Gary Parsons has an engineering background and experience with subscriber-based businesses. He successfully took their technology and products to market first and has overseen the technology roadmap and R&D for the company. Hugh Panero,


12  The Masters' Select Funds Trust

CEO, has experience at subscriber-based businesses, in particular cable businesses. He is a good "hands-on" operator that has been instrumental in successfully branding the product and steering the path on content and negotiations with musicians and third party content providers.

XM Satellite Radio has a significantly higher subscriber count and market share than Sirius, and lower and falling customer acquisition costs than Sirius. We expect the business to become free cash flow positive in the near future and to have an attractive economic model over the long run. Their business cost structure is front-end loaded and we believe that there will be significant operating leverage in the financial model over the next few years. In addition, XM Satellite Radio has a low rate of churn (number of customers that drop service per month) relative to other subscriber businesses like cable, satellite TV, and wireless phones.

We believe the growth of XM Satellite Radio looks compelling. Now that XM Satellite Radio is offering local content we think they transitioned from being a complement to traditional radio to being a competitor, which meaningfully expands their addressable market opportunity. Over time, we think that satellite radio will be factory installed in the vast majority of the over fifteen million new cars sold every year. Over the long run, the addressable market opportunity of subscribers is likely somewhere between a meaningful percent of new car units (at the low end) and the number of cable TV subscribers (at the high end of the range). With over fifty million cable TV subscribers and over fifteen million new cars sold every year, a current 1.3 million-subscriber base for XM Satellite Radio offers meaningful growth potential. In addition, XM Satellite Radio's continued form factor innovation and the potential to embed the technology in cell phones, MP3 players, and wearable products should help to further drive strong demand in the retail channel through stores like Best Buy, Circuit City, and WalMart. The subscriber base is currently about split in terms of auto customers versus retail customers (e.g., people buying a boom box or stereo kit) and we would expect that ratio to persist in the near term.

Business Objects SA - Dick Weiss
--------------------------------------------------------------------------------

Business Objects, founded in 1990, is a software company focused on becoming the leader in the Business Intelligence Software industry. Throughout the 90's, companies spent hundred's of millions of dollars investing in ERP systems. These systems provided some benefits, but didn't create the ROI that companies had hoped for. Why? They had the information, but not the tools to make better decisions with the data. Business Intelligence Software is the tool that enables organizations to make better decisions.

Business intelligence ("BI") software is a tool that provides primarily two functions: analytical and reporting. The analytics is used to evaluate profitability of customers, financial analysis, HR analysis, and even Six Sigma Intelligence among other things. The reporting and dashboard offerings allow higher-level analysis for executives to see how business units are performing. They also offer these products tailored to different industries as financial institutions will have different needs than a manufacturing company. By giving their customers the ability to evaluate the data more effectively, it allows them to make more informed decisions.

As part of their desire to be the number one player in the space, Business Objects acquired Crystal Decisions last fall. Many investors, due to product overlap between Business Objects and Crystal, did not look at the acquisition positively. Questions were raised that this overlap could cause customers to take a "wait and see" approach to the product roadmap before they bought more software. This concern came to fruition in the first quarter of this year when the company missed their sales and EPS forecast, and earnings and sales estimate came down for the year. We viewed this as an opportunity to buy a company that is positioned well for growth and had seen their valuation contract. After meeting with management, we believed the integration was tracking to plan. We may still see a bumpy quarter or two, but the valuation was compelling, especially in a space like BI where companies are investing. In addition, this company is often thought of as a good acquisition target for other larger software players who want to get into the BI market. We have even seen them specifically mentioned by Oracle as an acquisition target in their hearings with the DOJ.

We believe the industry is currently at a point where we should see rapid acceleration in license revenue driven by the need for better decisions throughout an organization and the subsequent expansion of the addressable market for BI software companies. As the largest player in the space, trading at only 20 times projected 2005 estimates, we believe that Business Objects should be poised to outperform in the environment.

In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.


                                                                Fund Summary  13

Masters' Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2004 (Unaudited)

Shares                                                                 Value
================================================================================

COMMON STOCKS: 91.1%

Consumer Discretionary: 23.8%
     124,100    Advance Auto Parts, Inc.*                        $    5,482,738
     312,200    Amazon.Com, Inc.*                                    16,983,680
     520,000    CKE Restaurants, Inc.*                                6,931,600
      33,967    Comcast Corp. - Class A*                                952,095
     475,000    Comcast Corp. - Special Class A*                     13,114,750
     265,400    Conn's, Inc.*                                         4,182,704
     458,000    Disney (Walt) Co.                                    11,674,420
     500,000    Eastman Kodak Co.                                    13,490,000
     147,600    eBay, Inc.*                                          13,571,820
     235,000    Emmis Communications Corp. - Class A*                 4,930,300
     175,000    Fox Entertainment Group, Inc. - Class A*              4,672,500
     950,000    Gemstar - TV Guide International, Inc.*               4,560,000
     242,000    General Motors Corp.                                 11,274,780
      61,200    Harman International Industries, Inc.                 5,569,200
     600,000    Hilton Hotels Corp.                                  11,196,000
     300,000    Home Depot, Inc. (The)                               10,560,000
     425,000    InterActiveCorp*                                     12,809,500
     127,700    Jarden Corp.*                                         4,595,923
      68,000    Kenneth Cole Productions, Inc. - Class A              2,330,360
      70,000    Marriott International, Inc. - Class A                3,491,600
     175,000    Select Comfort Corp.*                                 4,970,000
     387,100    XM Satellite Radio Holdings, Inc. - Class A*         10,563,959
                                                                 --------------
                                                                    177,907,929
                                                                 --------------

Consumer Staples: 2.5%
     206,000    Altria Group, Inc.                                   10,310,300
     135,000    Costco Wholesale Corp.                                5,544,450
      85,400    Heineken Holding NV - Class A                         2,504,939
                                                                 --------------
                                                                     18,359,689
                                                                 --------------

Energy: 2.1%
     157,500    GlobalSantaFe Corp.                                   4,173,750
     113,000    Houston Exploration Co. (The)*                        5,857,920
     189,700    Southwestern Energy Co.*                              5,438,699
                                                                 --------------
                                                                     15,470,369
                                                                 --------------

Finance: 24.0%
     283,200    American Express Co.                                 14,550,816
     227,900    American International Group, Inc.                   16,244,712
     613,000    Aon Corp.                                            17,452,110
     455,000    Bank One Corp.                                       23,205,000
         154    Berkshire Hathaway, Inc. - Class A*                  13,698,300
     225,000    Capital One Financial Corp.                          15,385,500
     190,400    Citigroup, Inc.                                       8,853,600
      20,000    Fairfax Financial Holdings Ltd.                       3,409,200
     470,277    HSBC Holdings Plc                                     6,991,040
      21,100    Julius Baer Holding AG - Class B                      5,856,897
     215,000    MGIC Investment Corp.                                16,309,900
     156,400    Progressive Corp.                                    13,340,920
     492,100    Schwab (Charles) Corp.                                4,729,081
     120,000    Transatlantic Holdings, Inc.                          9,718,800
     250,000    Washington Mutual, Inc.                               9,660,000
                                                                 --------------
                                                                    179,405,876
                                                                 --------------

Healthcare, Pharmaceuticals & Biotechnology: 5.6%
      95,400    Amgen, Inc.*                                     $    5,205,978
      80,000    Celgene Corp.*                                        4,580,800
     286,000    Genencor International, Inc.*                         4,681,820
     217,400    Genentech, Inc.*                                     12,217,880
     215,000    Priority Healthcare Corp. - Class B*                  4,934,250
     165,000    STERIS Corp.*                                         3,722,400
     500,000    Tenet Healthcare Corp.*                               6,705,000
                                                                 --------------
                                                                     42,048,128
                                                                 --------------

Industrials: 19.9%
     145,000    Arch Coal, Inc.                                       5,305,550
     185,000    Dycom Industries, Inc.*                               5,180,000
     159,000    FedEx Corp.                                          12,988,710
     191,000    Gevity HR, Inc.                                       5,002,290
     186,600    Lone Star Technologies, Inc.*                         5,142,696
     515,000    Modem Media, Inc.*                                    2,708,900
      80,600    Pixar, Inc.*                                          5,602,506
     440,000    Republic Services, Inc.                              12,733,600
     156,200    Sealed Air Corp.*                                     8,320,774
     100,000    Standard Pacific Corp.                                4,930,000
     205,000    Timken Co.                                            5,430,450
   1,280,000    Tyco International Ltd.                              42,419,200
     266,600    United Rentals, Inc.*                                 4,769,474
     425,000    Vivendi Universal SA*                                11,857,500
     514,000    Waste Management, Inc.                               15,754,100
                                                                 --------------
                                                                    148,145,750
                                                                 --------------

Technology: 11.5%
     120,000    Amphenol Corp. - Class A*                             3,998,400
     159,000    Business Objects SA*                                  3,598,170
     185,400    Dell, Inc.*                                           6,641,028
     170,800    Intel Corp.                                           4,714,080
     184,500    Maxim Integrated Products, Inc.                       9,671,490
     320,000    Mentor Graphics Corp.*                                4,950,400
     522,900    Network Appliance, Inc.*                             11,258,037
     157,000    QUALCOMM, Inc.                                       11,457,860
      72,200    Roper Industries, Inc.                                4,108,180
     244,100    Xilinx, Inc.                                          8,130,971
     475,400    Yahoo!, Inc.*                                        17,271,282
                                                                 --------------
                                                                     85,799,898
                                                                 --------------

Telecommunications: 1.7%
     300,000    Cincinnati Bell, Inc.*                                1,332,000
   3,300,000    Level 3 Communications, Inc.*                        11,715,000
                                                                 --------------
                                                                     13,047,000
                                                                 --------------

TOTAL COMMON STOCKS
  (cost $528,091,811)                                               680,184,639
                                                                 --------------


14  The Masters' Select Funds Trust

Masters' Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2004 (Unaudited) - (Continued)

Principal
Amount                                                                Value
================================================================================

SHORT-TERM INVESTMENTS: 11.1%

Repurchase Agreements: 11.1%
$70,189,000 State Street Bank & Trust Co., 0.27%, 06/30/04,
  due 07/01/04 [collateral: $73,040,000, US Treasury Notes,
  5.25%, due 11/15/28, value $71,602,062]
  (proceeds $70,189,526)                                         $   70,189,000

 12,467,000 State Street Bank & Trust Co., 1.35%, 06/30/04,
  due 07/01/04 [collateral: $13,055,000, FHLMC, 0.00%,
  due 01/30/14, value $12,842,856]
  (proceeds $12,467,468)                                             12,467,000
                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS
  (cost $82,656,000)                                                 82,656,000
                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $610,747,811): 102.2%                                       762,840,639

Liabilities in excess of Other Assets: (2.2)%                       (16,674,595)
                                                                 --------------

NET ASSETS: 100.0%                                               $  746,166,044
                                                                 ==============

*    Non-income producing security.

See accompanying Notes to Financial Statements.


                                                     Schedule of Investments  15

Masters' Select International Fund Review
--------------------------------------------------------------------------------

With the exception of Japan, foreign markets struggled during the first half of 2004. Still, Japan's 10% dollar-based return was large enough to carry the MSCI All Countries World Free (ex-US) Index to a respectable 4.11% return for the year to date as of June 30, 2004. Masters' Select International Fund was flat during the same period and thus lagged its benchmark by a meaningful amount.

Comparison Chart
--------------------------------------------------------------------------------

The value of a hypothetical $10,000 investment in the Masters' Select International Fund from its inception (12/01/97) to present as compared with the MSCI All Countries World Free (ex US) Index and the Lipper International Equity Fund Index.

[MOUNTAIN CHART OMITTED]

               Masters' Select       Lipper          MSCI All Countries
                International     International      World Free (ex US)
                    Fund           Fund Index               Index
 1-Dec-97          $10,000           $10,000               $10,000
31-Dec-97           $9,880           $10,079               $10,115
31-Jan-98           $9,910           $10,323               $10,417
28-Feb-98          $10,990           $10,984               $11,112
31-Mar-98          $11,680           $11,580               $11,497
30-Apr-98          $11,930           $11,758               $11,580
31-May-98          $11,770           $11,782               $11,370
30-Jun-98          $11,360           $11,679               $11,327
31-Jul-98          $11,440           $11,858               $11,434
31-Aug-98           $9,400           $10,152                $9,822
30-Sep-98           $9,140            $9,836                $9,615
31-Oct-98           $9,870           $10,559               $10,622
30-Nov-98          $10,580           $11,088               $11,192
31-Dec-98          $11,040           $11,361               $11,578
31-Jan-99          $11,665           $11,430               $11,565
28-Feb-99          $11,534           $11,136               $11,306
31-Mar-99          $12,129           $11,507               $11,852
30-Apr-99          $13,107           $12,043               $12,445
30-May-99          $12,562           $11,595               $11,860
30-Jun-99          $13,369           $12,145               $12,406
31-Jul-99          $13,591           $12,416               $12,697
31-Aug-99          $13,520           $12,514               $12,742
30-Sep-99          $13,702           $12,554               $12,828
31-Oct-99          $14,488           $12,992               $13,305
30-Nov-99          $16,537           $13,944               $13,838
31-Dec-99          $19,321           $15,659               $15,158
31-Jan-00          $19,373           $14,742               $14,335
29-Feb-00          $21,857           $15,715               $14,722
31-Mar-00          $21,991           $15,756               $15,275
30-Apr-00          $20,170           $14,757               $14,423
31-May-00          $19,518           $14,351               $14,054
30-Jun-00          $20,273           $15,016               $14,652
31-Jul-00          $19,673           $14,529               $14,074
31-Aug-00          $19,890           $14,775               $14,248
30-Sep-00          $19,342           $13,913               $13,457
31-Oct-00          $18,545           $13,440               $13,029
30-Nov-00          $17,831           $12,873               $12,444
31-Dec-00          $18,354           $13,353               $12,870
31-Jan-01          $18,174           $13,432               $13,075
28-Feb-01          $17,155           $12,489               $12,046
31-Mar-01          $15,872           $11,611               $11,178
30-Apr-01          $17,083           $12,317               $11,926
31-May-01          $16,532           $12,019               $11,573
30-Jun-01          $15,872           $11,680               $11,125
31-Jul-01          $15,417           $11,376               $10,887
31-Aug-01          $14,853           $11,148               $10,617
30-Sep-01          $13,319            $9,933                $9,491
31-Oct-01          $13,930           $10,202                $9,756
30-Nov-01          $14,797           $10,582               $10,202
31-Dec-01          $15,061           $10,771               $10,334
31-Jan-02          $14,893           $10,336                $9,892
28-Feb-02          $15,109           $10,480                $9,963
31-Mar-02          $15,963           $11,035               $10,504
30-Apr-02          $16,083           $11,112               $10,572
31-May-02          $16,324           $11,271               $10,687
30-Jun-02          $15,542           $10,826               $10,226
31-Jul-02          $14,028            $9,745                $9,229
31-Aug-02          $13,907            $9,753                $9,230
30-Sep-02          $12,309            $8,703                $8,251
31-Oct-02          $12,826            $9,154                $8,694
30-Nov-02          $13,595            $9,587                $9,112
31-Dec-02          $12,902            $9,280                $8,817
31-Jan-03          $12,299            $8,941                $8,508
28-Feb-03          $11,600            $8,676                $8,335
31-Mar-03          $11,576            $8,464                $8,173
30-Apr-03          $13,095            $9,301                $8,961
31-May-03          $13,818            $9,899                $9,532
30-Jun-03          $14,313           $10,132                $9,796
31-Jul-03          $14,784           $10,416               $10,057
31-Aug-03          $15,085           $10,717               $10,357
30-Sep-03          $15,399           $10,932               $10,647
31-Oct-03          $16,496           $11,584               $11,336
30-Nov-03          $16,833           $11,817               $11,584
31-Dec-03          $17,916           $12,621               $12,467
31-Jan-04          $18,689           $12,893               $12,668
29-Feb-04          $18,919           $13,188               $12,990
31-Mar-04          $18,689           $13,253               $13,070
30-Apr-04          $17,868           $12,858               $12,664
31-May-04          $17,674           $12,850               $12,693
30-Jun-04          $17,916           $13,108               $12,980

The hypothetical $10,000 investment at fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Investment Performance As of June 30, 2004
--------------------------------------------------------------------------------

                                    Average Annual Total Returns
                               -------------------------------------------------
                     Year to                                             Since
                      Date                                            Inception
                     Return    One-Year   Three-Year   Five-Year      (12/01/97)
--------------------------------------------------------------------------------
Masters' Select International Fund
                      0.00%     25.17%      4.12%        6.03%           9.26%
--------------------------------------------------------------------------------
MSCI All Countries World Free (ex US) Index
                      4.11%     32.50%      5.27%        0.91%           4.04%
--------------------------------------------------------------------------------
Lipper International Fund Index
                      3.86%     29.36%      3.93%        1.54%           4.20%
--------------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies which involve more risk such as limited liquidity and greater volatility.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 58 for index definitions
--------------------------------------------------------------------------------

Long-Term Performance Analysis
--------------------------------------------------------------------------------

As advisor to the Masters' Select Funds, a key objective of Litman/Gregory Fund Advisors has always been for Masters' Select International to deliver superior long-term performance relative to its benchmarks. Superior performance over shorter time periods, while desirable, is not an objective. Though the objective of beating an index over the long-term is shared by almost all funds, it is well documented that a surprisingly small percentage of equity managers are, in fact, able to achieve this goal. Over its six year and seven month life, Masters' Select International has met this objective by a clear-cut margin. In addition, though there are never any guarantees that past performance trends will be repeated, we believe the various elements that contributed to the fund's positive record offer encouraging evidence supporting the potential of the fund to continue to meet this performance objective. This evidence includes the following (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

o The fund out-returned, as measured by average annual total return, the best performing of its benchmarks by 5.06 percent- age points (506 basis points) since its inception six years and seven months ago. This margin equates to
     2.2 times the return of the benchmark (Lipper International Fund Index) over the same time period.

o The fund outperformed its MSCI and Lipper benchmarks in four of six calendar years.

o The fund outperformed its benchmarks in strong growth years (1999) and strong value years (2000 and 2001), as measured by total return. It is noteworthy that the fund was in the top quintile in its Lipper Core International Fund (1999 - 40/516; 2000 - 92/605) and Morningstar Foreign Large Blend Fund (1999 - 25/129; 2000 - 2/214) peer groups in both 1999, an extreme growth year, and 2000, an extreme value year. Please see the following table for complete ranking information, including one-year, three-year, five-year and since inception.

o The fund outperformed its primary benchmarks, as measured by total return, in the negative return years for the international stock markets of 2000 and 2001 and beat one index but trailed another in 2002. It also beat its benchmarks in 1999 a very strong year for international stocks. And in 2003, another strong year, it beat one of its two benchmarks.

o There have been 44 rolling three-year time periods (the first starting at the fund's inception, and then in each subsequent period commencing at the beginning of the next month) during the fund's life. Masters' Select International has out-returned its primary MSCI benchmark in 39 of these periods (89% of the time), as measured by average annual total return. Over rolling five-year periods (a longer and in our view more relevant time period) the fund has never underperformed its benchmark. We believe this consistency is noteworthy.


16  The Masters' Select Funds Trust

    MASTERS' SELECT INTERNATIONAL ROLLING 3-YEAR ANNUALIZED RETURN LESS MSCI
                     ALL COUNTRIES WORLD EX-USA INDEX RETURN
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

As of 06/30/04

Nov-00             13.70%
Dec-00             14.56%
Jan-01             14.53%
Feb-01             13.27%
Mar-01             11.69%
Apr-01             11.72%
May-01             11.39%
Jun-01             12.39%
Jul-01             12.07%
Aug-01             13.84%
Sep-01             13.80%
Oct-01             14.96%
Nov-01             14.87%
Dec-01             14.63%
Jan-02             13.56%
Feb-02             13.32%
Mar-02             13.41%
Apr-02             12.35%
May-02             12.53%
Jun-02             11.39%
Jul-02             11.15%
Aug-02             11.14%
Sep-02             10.17%
Oct-02              9.24%
Nov-02              6.68%
Dec-02              3.93%
Jan-03              1.91%
Feb-03             -1.77%
Mar-03             -0.44%
Apr-03              1.26%
May-03              1.26%
Jun-03              1.60%
Jul-03              1.51%
Aug-03              1.28%
Sep-03              0.19%
Oct-03              0.70%
Nov-03              0.46%
Dec-03              0.25%
Jan-04              1.98%
Feb-04              0.77%
Mar-04              0.25%
Apr-04             -0.51%
May-04             -0.87%
Jun-04             -1.15%

--------------------------------------------------------------------------------

o Since its inception and over shorter time periods (though not over the last year) the fund is highly ranked compared to its international fund Lipper Category peer group (note, the lower the percentage ranking the better). As reflected in the table below, for the period since the fund's inception (December 1, 1997), Masters' Select International is ranked in the top 6.1% of its peer group, core international funds. It is also highly ranked compared to its Morningstar Foreign Large Blend peer group over the past five years. (Note: Morningstar does not provide a "since inception" ranking.)

----------------------------------------------------------------------------------------------------------------------------------
                                               MASTERS' SELECT INTERNATIONAL FUND
                              LIPPER CORE INTERNATIONAL CATEGORY RANKING BASED ON TOTAL FUND RETURNS
----------------------------------------------------------------------------------------------------------------------------------
                                             Annual Ranking                                      Trailing Periods
                                            As of December 31,                                  As of June 30, 2004
                          ---------------------------------------------------------  ---------------------------------------------
                                                                                                                          Since
                                                                                                                        Inception
                              1998     1999     2000      2001      2002      2003   One-Year  Three-Year   Five-Year   (12/01/97)
----------------------------------------------------------------------------------------------------------------------------------
% Rank in Category            63.4%     7.8%    15.2%     23.5%     28.6%     25.7%     71.7%      28.8%      10.6%         6.1%
----------------------------------------------------------------------------------------------------------------------------------
Funds in Category               435      516      605       759       808       834       844        690        509          343
----------------------------------------------------------------------------------------------------------------------------------

o For the period ended June 30th, 2004, Masters' Select International has received a Five-Star Overall Morningstar Rating(TM) among 380 foreign large blend funds from Morningstar, the mutual fund rating company. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year and ten-year (if applicable) Morningstar Rating(TM) metrics.(1) A Five-Star rating is the highest rating a fund can achieve under the Morningstar system and requires risk-adjusted performance to be in the top 10% of the category peer group.

------------------------------------------------------------------------------------------------------------------------------
                                               MASTERS' SELECT INTERNATIONAL FUND
                                       MORNINGSTAR FOREIGN LARGE BLEND PEER GROUP RANKING
------------------------------------------------------------------------------------------------------------------------------
                                                  Annual Ranking                                    Trailing Periods
                                                As of December 31,                                As of June 30, 2004
                               ----------------------------------------------------      -------------------------------------
                               1998     1999     2000      2001      2002      2003      One-Year      Three-Year    Five-Year
------------------------------------------------------------------------------------------------------------------------------
% Rank in Category              69%       3%       6%       18%       23%       16%         76%           15%            6%
------------------------------------------------------------------------------------------------------------------------------
Funds in Category               229      266      305       348       405       450         470           380           287
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1    See page 7 for more complete information on the Morningstar ratings.


                                                                Fund Summary  17

o All four of the fund's long-term managers have outperformed their benchmarks during their tenure at the fund. (We don't include Bill Fries in this analysis because he has been part of the fund for less than a year.) In addition, the two managers who are no longer on the fund (Bruce Bee who died and Helen Young Hayes who has been off the fund for over two years) also outperformed their benchmarks during their tenure on the fund. The following table shows the out-performance of each manager (without identifying the managers), relative to their benchmarks:

--------------------------------------------------------------------------------
                  CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE
                                versus BENCHMARKS
                          Tenure Through June 30, 2004*
--------------------------------------------------------------------------------
Masters' Select International                      Annualized Performance Margin
                                                    (Net of Allocated Expenses)
--------------------------------------------------------------------------------
Manager 1                                                     7.39%
--------------------------------------------------------------------------------
Manager 2                                                     6.71%
--------------------------------------------------------------------------------
Manager 3                                                     4.42%
--------------------------------------------------------------------------------
Manager 4                                                     2.72%
--------------------------------------------------------------------------------

* This table does not include the manager that Ted Tyson replaced in September 1999 or the manager that was removed in September 2001. Both of those managers beat their benchmarks.

Manager         Tenure        Benchmark
David Herro     12/01/97      MSCI World Value Index
Dan Jaworski    12/01/97      MSCI All Countries World Free (ex US) Index
Ted Tyson       09/24/99      MSCI All Countries World Free Growth (ex US) Index
Mark Yockey     12/01/97      MSCI All Countries World Free (ex US) Index
--------------------------------------------------------------------------------

o Masters' Select International has also out-returned each of its benchmarks over its life after taking taxes into account. Though performance reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can nevertheless say with certainty that the fund has out-returned its benchmarks after taking into account taxes because its after-tax return exceeds the pre-tax return of all its benchmarks. Masters' Select International's after-tax return over its life assuming all shares were liquidated on June 30, 2004, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 7.68%. Masters' Select International Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/01/97) periods ended June 30, 2004 are 25.10%, 4.98% and 8.39%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/01/97) periods ended June 30, 2004 are 16.37%, 4.69% and 7.68%, respectively.

Portfolio Commentary
--------------------------------------------------------------------------------

Performance Highlights and Lowlights: In our opinion, Masters' Select International's performance over the long run has been exceptional when compared to its peer group and its benchmarks. More recently, over the past year the fund's absolute return was 25.18%. In most time periods this return would be considered by many to be outstanding. However, on a relative basis, during this specific time period, this performance was disappointing. Over this period the fund's international benchmarks and the average diversified international fund did far better. Specifically, over the past 12 months the fund's two benchmarks delivered a return premium of 4.19 percentage points and 7.31 percentage points over Masters' Select International's return. Most, but not all, of this return premium occurred in the first half of 2004. The underperformance of the past 12 months was severe enough to pull the fund's three-year performance below one of its benchmarks. The fund's five-year performance and its performance since its inception remain significantly ahead of its benchmarks. Still, the recent underperformance begs three questions.

Question One: Yhy did a fund, run by five managers who are supposed to be highly skilled, and which had previously delivered consistently high returns relative to its benchmarks, perform so poorly in this recent period? The quick and conceptual answer is that even skilled stock pickers make mistakes and occasionally exhibit performance that is out-of-sync with the markets. And, of great importance, the investment objectives of each stock picker are to deliver superior long-term performance. Thus, they are advised not to worry about short-term performance or tracking relative to any benchmark. Both Litman/Gregory and the fund's sub-advisors view one-year performance as short-term.

The more detailed answer requires a careful look at what factors contributed to the underperformance. Three factors contributed to the first half performance relative to the fund's benchmarks:

o Manager performance: Four of the fund's five managers un-derperformed their benchmarks. This was very unusual. In most periods the fund has both underperforming and outperforming managers. Historically, in most periods, the outperforming managers more than offset the underperforming managers. Over the longer run, as noted above, all four of the fund's long-term managers have beaten their benchmarks. But, in this particular period the multi-manager diversification did not help.

o Regional exposure: During the first half of 2004 the fund's exposure to the Japanese market was less than the MSCI benchmark's exposure (see the chart on page 23). The period of particular interest was the month of March when the Japanese market returned over 13%. During this period the fund's weighting to Japan was about half that of the benchmark. This partially explained the underperformance. An even bigger factor was that the fund was materially overweight to emerging markets and some developed markets in Asia (excluding Japan and Australia). The fund's weighting to these countries was over 20% for most of the period, while the benchmark's weighting was under 10%. This cost the fund because these markets as a group were under water for the period. In looking at performance it appears that geographic exposure had more influence than sector exposure.

o STOCK PICKING: Within Europe and ex-Japan Asia the fund's stocks underperformed the benchmark's stocks, on average.
18  The Masters' Select Funds Trust

Question Two: Does this performance suggest a temporary or permanent problem? We've been in the business of evaluating and monitoring stock pickers for many years. We've come to realize that even skilled stock pickers occasionally stumble. The good ones come back as we've observed numerous times over the years.

We believe Masters' Select International's recent performance reflects some mistakes on the part of some of the fund's stock pickers. We are experienced enough to recognize that this is going to happen occasionally. But we also believe the recent performance reflects the market's judgments of some of the fund's holdings and that these judgments will ultimately be proven wrong. Every stock decision an active manager makes is a bet against the market. For fundamental stock pickers it usually takes time to be proven right. This may be particularly true today with respect to the fund's exposure to companies in emerging markets and some developed Asian markets (other than Japan). These markets have a history of performing poorly when interest rates rise. And, there is concern in Asia that China's economy is overheating and that attempts to slow it down could trigger a hard landing that would negatively impact Asia's economy. With respect to the impact of rising interest rates, it is worth noting that the history of emerging markets is relatively brief, in that there have not been many rising interest rate cycles to observe. So the number of cycles is too few to allow us to form solid conclusions, and the circumstances in each period differed. Today the differences are noteworthy. Emerging markets' fundamentals and valuations seem much improved compared to what they were in past rising interest rate environments. In general, current account deficits have turned to surpluses in both Asia and Latin America. External debt relative to export levels has dropped sharply. Foreign exchange reserves are higher than in past periods by several multiples. And, as a group, based on Morgan Stanley data, emerging markets' average price-to-earnings ratio (P/E) is at a 40% discount to the P/E on developed markets. (Note: the P/E is a measure of stock value that compares stock prices to their earnings.) Over most of the past ten years the discount has been smaller, and for a while, emerging markets were priced at a P/E premium to developed markets. The P/E, again based on Morgan Stanley data for the MSCI Emerging Markets Free index, was only 10.6 times projected 2004 earnings as of mid-year. None of this guarantees that emerging markets will perform well in the future or that the specific emerging markets stocks in the fund's portfolio will perform well, but it does support the comments we hear from the fund's stock pickers who own stocks in these markets (four of the fund's five managers). What we are told is that the fundamentals and valuations of the individual companies they own are compelling, and that they believe the negative sentiment in these markets is overly reflected in these particular companies. If they are right, their stocks could be expected to have a forthcoming run of outperformance.

Aside from addressing the specific portfolio reasons for the recent underperformance, we continue to believe in the overall team and Masters' Select concept. Sooner or later at least one of the Masters' Select funds was due for a rough relative performance year--it has been quite a while since any Masters' Select Fund had experienced one. In the past, short periods of underperformance for the Masters' Select Funds have been followed by periods of strong outperformance. Though we can't know whether a strong rebound will happen again with respect to Masters' Select International, our confidence in the overall concept and team remains. Moreover, the performance history across the funds, our years of observing performance patterns of successful stock pickers, and the unlikely continuation of the confluence of factors that drove this recent period of poor performance give us confidence the fund will rebound as it has in the past.

Question Three: Is litman/gregory taking any action to address the recent poor performance? Litman/Gregory monitors the sub-advisors to the Masters' Select Funds. This monitoring consists of contacts throughout the year between the Litman/Gregory research team and the portfolio manager(s) and, at times, the analyst team of the sub-advisory firm. The contacts address factors relevant to our continued assessment of the team and may include discussion of stocks held, performance attribution, team changes, company growth and other issues. Our objective is to confirm that we believe the sub-advisor has a stock picking edge, is capable of adding value through concentration and is highly attentive to the Masters' Select portfolio. It is important to note that because of the enormous amount of up front due diligence we conduct, our tendency is to stick with managers through performance hiccups unless the reasons for our original enthusiasm have changed, or we determine that we may have made a mistake or missed a key factor. We've made mistakes in the past and we will make them again but we believe that we will continue to be right more often than we will be wrong. (We think the fact that all Masters' Select managers with at least three years of performance history, across all the Masters' Select funds, have beaten their benchmarks during their Masters' Select tenure, strongly supports this view.) Our willingness to be patient is important. The highly concentrated nature of each sub-advisor's portfolio means that periods of underperformance, and sometimes significant underperformance, are inevitable. But, thus far, these have almost always been reversed. Still there are occasions when, after careful consideration, we do believe a manager change is in order. We're often asked by shareholders and the financial press whether we are contemplating any manager changes. Our policy is not to answer this question because we believe it is not in the best interests of the funds' shareholders to publicly identify any manager change until a new manager is identified and in place. Most of the time this "no comment" is tantamount to a "no, we're very happy with our sub-advisors."

Leaders and Laggards: As is always the case, there were big winners and losers among the fund's specific stock holdings in the first half of 2004. Each of the fund's stock pickers placed at least one holding on the fund's ten biggest winners list and all but David Herro had a stock among the ten largest losers. Overall, the aggregate gain among the leaders was slightly larger than the


                                                                Fund Summary  19
aggregate loss among the laggards. Not surprising, Japan had the most companies on the leaders list. And, emerging markets domiciled companies dominated the laggards list.

See table on page 22 that lists the leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters' Select International for the six months ended June 30, 2004 tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won't be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio Mix: The fund's sector and geographic exposure did not change dramatically but there were shifts. Please see page 23 for sector, asset class and regional allocations. In looking at the portfolio it is clear that Masters' Select International is driven by stock picking and is not benchmark sensitive. Highlights include:

o Exposure to Japanese stocks began the year at 15%, declined in the first quarter and ended the first half of the year at 11% of the portfolio. This money was redeployed without signifi- cantly increasing the exposure to any one region.

o From a sector standpoint exposure to financials dropped by approximately 5% and industrial exposure dropped by 3.5%. Energy exposure increased by 5% and Telecom/Utility exposure increased by 3.7%.

o Small-cap exposure declined and now constitutes less than 6% of the fund's assets.

o Emerging markets exposure declined to 17.6%, but is still almost twice as high as the benchmark's allocation.

o Exposure to Europe increased slightly to just over 50%. The benchmark's exposure is 59%. Japan is also underweighted at 11% compared to 20.4% in the benchmark portfolio.

o The fund has almost 26% of its assets in the consumer discretionary and services sector. This is more than double the benchmark weighting. Conversely, the finance sector accounts for less than 15% of assets compared to almost 26% of the benchmark portfolio.

It is worth noting that the fund's largest position is Samsung Electronics, at just over 6% of assets. This position is particularly noteworthy because it is owned by three of the fund's managers, Ted Tyson, Bill Fries and Dan Jaworski. (Interestingly, it is also owned by David Winters in Masters' Select Value.) We are often asked whether we are concerned about overlap. The answer is that we are not, as long as the fund's allocation to the stock remains below 7%. Below that level we are quite comfortable to know that more than one of the fund's stock pickers feels very strongly about the same holding. And we don't believe a sub-7% position constitutes an imprudent weighting, especially with several managers concurring on the holding. However, when the allocation exceeds 7% we ask each manager to refrain from additional purchases that would increase the allocation in their portion of the portfolio. This has happened three times in the fund's history. In one instance a 7% position grew through appreciation into a 10% position (a good problem to have). In that instance we intervened and asked each sub-advisor to pare back the position.

Miscellaneous
--------------------------------------------------------------------------------

Fund Closing: As of June 30, 2004 the Masters' Select International fund had $932 million in assets. It will close to new shareholders when it reaches $1 billion. Through the first six months of the year the fund's average monthly cash inflow was $34 million. A 1% move up or down in the fund's net asset value is equal to an increase/decrease in assets of over $9 million. Given these facts it seems likely but not a foregone conclusion that the fund will close sometime in the third quarter. After the fund is closed we anticipate that existing shareholders will be able to add to their accounts for the foreseeable future.

Taxes: Litman/Gregory will continue to work with the fund's sub-advisors in ways it considers prudent for all fund shareholders to avoid a taxable capital gain distribution for 2004. There is no guarantee we will be able to achieve this objective. As of June 30, 2004, the fund had a tax loss, taking into account its tax loss carryover, of just under $11 million. This equates to $0.17 per share (a tax loss of just over 1% of net asset value). Thus far in 2004 the fund has realized net interest and dividend income equal to $.07 per share, or about one half of one percent of net asset value. Any income distributions and capital gain distributions (if there are any) for the year will be made in the fourth quarter of 2004.

Expenses: Expenses declined slightly in the first half of the year, to 1.08% of assets from 1.10% in 2003.

In Closing
--------------------------------------------------------------------------------

Based on valuation analysis conducted by Litman/Gregory analysts we believe global stock markets are in a fairly valued range and that that there are no clear bargain-priced pockets of opportunity. However, our definition of fair value is broad and within a fair value range foreign stocks appear to be closer to qualifying as undervalued than stocks in the U.S. And within foreign stock markets, emerging markets appear to be statistically undervalued. However, we are cautious about reading too much into the data we analyze because we are not enormously confident in the quality of foreign stock valuation data and because the data history is not long enough for us to make high confidence insights. That said, among the few global stock pickers we respect, there is general agreement that there are now somewhat better stock picking opportunities outside the U.S. This should not be taken as a reason for high return expectations. As always there are risks. Rising interest rates, debt levels and geopolitical tensions provide a sobering offset to the strong earnings growth being delivered by many companies both inside and outside the U.S. Though there are no guarantees, we believe average annual


20  The Masters' Select Funds Trust
returns are likely to range between the mid-single digits and low double-digits over the next five years. Along the way we can expect shorter periods of both higher returns and negative returns. In accordance with the discussion above, we believe foreign markets are somewhat more likely than the U.S. stocks to fall at the high end of this return range.

We at Litman/Gregory continue to be grateful for your trust and confidence. We take our responsibility as stewards of your capital (and ours) very seriously. We will continue to stay focused and work hard to meet the fund's long-term performance objectives. Though there are no guarantees, we believe the success of the Masters' Select concept outlined throughout this report provides a compelling reason to be confident that the fund will continue to meet our performance expectations over the long run.

Please see page 24 for specific stock commentaries written by the Masters' Select managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.


                                                                Fund Summary  21

Masters' Select International Fund Leaders and Laggards
--------------------------------------------------------------------------------

               For the Six Months Ended June 30, 2004 (Unaudited)

                            By Percentage Gain / Loss

                                          Six Month Dollar             Six Month
Security                                 Contribution/Loss             % Change
--------------------------------------------------------------------------------
Fast Retailing Co. Ltd.                     $  3,660,419                  31.8%
Promotora de Informaciones SA                  2,497,385                  25.2%
Daiwa Securities Group, Inc.                   1,872,944                  20.6%
Toyota Motor Corp.                             2,426,960                  19.2%
Interbrew SA                                     849,595                  18.0%
Cadbury Schweppes Plc                          2,051,116                  17.7%
Mitsubishi Estate Co. Ltd.                     1,507,561                  15.5%
Vivendi Universal SA                           1,409,247                  14.4%
Aventis SA                                     1,648,315                  14.1%
Telesp Celular Participacoes SA                1,056,206                  13.8%
                                            ------------
                                            $ 18,979,748
                                            ============

ASE Test Ltd.                               $ (6,444,946)                (51.5%)
Bennett Environmental, Inc.                   (4,426,002)                (39.0%)
ICICI Bank Ltd.                               (3,107,890)                (30.5%)
Dr. Reddy's Laboratories, Ltd.                (3,174,792)                (23.8%)
Compania de Minas Buenaventura                  (818,649)                (20.6%)
Cinram International, Inc.                    (2,069,083)                (19.6%)
NEPES Corp.                                   (1,261,699)                (19.2%)
Banco Latinoamericano de Exportacciones,
  SA - Class E                                (1,939,604)                (17.8%)
NCSoft Corp.                                    (828,414)                (16.0%)
Vodafone Group Plc                            (2,469,884)                (14.2%)
                                            ------------
                                            $(15,670,015)
                                            ============

                              By Dollar Gain / Loss

                                         Six Month Dollar             Six Month
Security                                 Contribution/Loss             % Change
--------------------------------------------------------------------------------
Fast Retailing Co. Ltd.                     $  3,660,419                  31.8%
Promotora de Informaciones SA                  2,497,385                  25.2%
Toyota Motor Corp.                             2,426,960                  19.2%
Talisman Energy, Inc.                          2,209,248                  12.8%
Telefonaktiebolaget LM Erricsson AB -
  Class B                                      2,094,634                  11.5%
Cadbury Schweppes Plc                          2,051,116                  17.7%
Daiwa Securities Group, Inc.                   1,872,944                  20.6%
Aventis SA                                     1,648,315                  14.1%
Mitsubishi Estate Co. Ltd.                     1,507,561                  15.5%
Bulgari SpA                                    1,446,449                  11.6%
                                            ------------
                                            $ 21,415,031
                                            ============

ASE Test Ltd.                               $ (6,444,946)                (51.5%)
Bennett Environmental, Inc.                   (4,426,002)                (39.0%)
Dr. Reddy's Laboratories, Ltd.                (3,174,792)                (23.8%)
ICICI Bank Ltd.                               (3,107,890)                (30.5%)
Vodafone Group Plc                            (2,469,884)                (14.2%)
SINA Corp.                                    (2,435,153)                (10.9%)
ASML Holding NV                               (2,148,423)                (11.1%)
Cinram International, Inc.                    (2,069,083)                (19.6%)
Banco Latinoamericano de Exportacciones,
  SA - Class E                                (1,939,604)                (17.8%)
Muenchener Rueckversicherungs AG              (1,938,573)                (10.3%)
                                            ------------
                                            $(19,283,402)
                                            ============

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings are sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.


22  The Masters' Select Funds Trust

Masters' Select International Fund Managers
----------------------------------------------------------------------------------------------------------------
                                                            MARKET
                                           TARGET           CAPITALIZATION
INVESTMENT                                 ASSET            OF COMPANIES                STOCK-PICKING
MANAGER             FIRM                   ALLOCATION       IN PORTFOLIO                STYLE
----------------------------------------------------------------------------------------------------------------
Bill Fries          Thornburg                 20%           All sizes                   Eclectic, may invest in
                    Investment                                                          traditional value stocks
                    Management                                                          or growth stocks

----------------------------------------------------------------------------------------------------------------
David Herro         Harris Associates         20%           All sizes, but mostly       Value
                                                            large and mid-sized
                                                            companies

----------------------------------------------------------------------------------------------------------------
Dan Jaworski        BPI Global Asset          20%           Mostly large companies      Eclectic, may invest in
                    Management                                                          traditional value stocks
                                                                                        or growth stocks

----------------------------------------------------------------------------------------------------------------
Ted Tyson           Mastholm Asset            20%           All sizes                   Growth
                    Management

----------------------------------------------------------------------------------------------------------------
Mark Yockey         Artisan Partners          20%           All sizes, but mostly       Growth at a reasonable
                                                            large companies             price

----------------------------------------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------

The fund holds 64 securities, exclusive of cash equivalents.

By Sector
                                                         Sector Weights
                                                 -------------------------------
                                                                   MSCI All
                                                                Countries World
                                                 Fund         Free (Ex US) Index
                                                 ----         ------------------
Consumer Discretionary & Services(1)             25.6%               12.7%
Finance                                          14.6%               25.9%
Energy                                           11.5%                9.0%
Technology                                       11.3%                8.1%
Industrial Services, Materials and Durables      10.2%               17.0%
Telecommunications & Utilities                    9.2%               11.7%
Consumer Staples                                  7.9%                8.0%
Healthcare, Pharmaceuticals & Biotechnology       3.8%                7.6%
Cash Equivalents & Other                          5.9%                 --
                                                ------              ------
Net Assets                                      100.0%              100.0%
                                                ======              ======

1    Includes Automobiles.

By Region
                                                         Regional Weights
                                                 -------------------------------
                                                                    MSCI All
                                                                Countries World
                                                 Fund         Free (Ex US) Index
                                                 ----         ------------------
Western Europe & United Kingdom                  50.6%               59.3%
Asia (Ex Japan)                                  14.7%                7.1%
Japan                                            11.0%               20.4%
Canada                                            7.9%                5.3%
Latin America                                     5.1%                1.7%
Australia/New Zealand                             4.8%                4.3%
Africa & Middle East                               --                 1.9%
Cash Equivalents & Other                          5.9%                 --
                                                ------              ------
Net Assets                                      100.0%              100.0%
                                                ======              ======

By Asset Class

[PIE CHART OMITTED]

Developed Markets Large-Cap     70.9%
Emerging Markets                17.6%
Cash Equivalents & Other         5.9%
Developed Markets Small-Cap      5.6%

Market Capitalization:
     Developed Markets Small-Cap < $1.0 billion
     Developed Markets Large-Cap > 1.0 billion


                                                                Fund Summary  23

Masters' Select International Fund Stock Highlights
--------------------------------------------------------------------------------

Portugal Telecom SGPS SA - Bill Fries
--------------------------------------------------------------------------------

Portugal Telecom (PT) offers all major communication services in Portugal, with a leading stake in both fixed and wireless services, as well as a presence in cable, Internet, and broadband services. With 85% mobile penetration, Portugal is a mature market, but is still achieving some growth, and revenues could continue to rise due to price increases and higher usage of more expensive services such as data. Cost cutting, including a planned 1,500 (17%) headcount reduction in the fixed line business in 2004, should help to boost margins. The Portuguese business provides PT with consistent cash flow, giving the company one of the more attractive and growing free cash flow yields in the industry. The company has authorized a share buyback, with a further 7% of shares outstanding remaining in the program.

PT owns a 50% stake in Vivo, the Brazilian mobile provider, which was created from the merger of various assets including those of Telesp, the wireless carrier in the state of Sao Paulo. PT is still in the process of transferring some systems, such as those of the recently acquired Tele Centro Oeste, to CDMA (code division multiple access). Though this is costly, capital expenditures are expected to remain a constant 10-12% of revenues. Brazil has been adding subscribers at a rapid pace, recently achieving over 26% penetration, and Vivo has close to 80% market share. Despite increasing competition and potential pressure on pricing, we estimate penetration to gradually reach 45% within the next 3-5 years, and contribute significantly to PT's revenue and income growth.

Portugal Telecom's dividend payments have been sporadic over the years. We believe that the current yield is attractive given the company's large exposure to the wireless business. A robust cash flow would support future increases in the payout.

GlaxoSmithKline Plc - David Herro
--------------------------------------------------------------------------------

At the end of 2000, the world's second largest pharmaceutical company was formed with the merger of Smithkine Beecham Plc and GlaxoWellcome. From an operational perspective the merger got off on a shaky start given the difficulty of combining two large pharma companies. However, eventually behind CEO Dr. J.P. Garnier, the company re-organized and did so in a way which completely rearranged the firms R&D effort from organizational structure to how people get paid. As a result of these efforts, today GlaxoSmithKline has one of the best (if not the best) pharma pipeline in the industry in our opinion.

The stock sells on low valuation multiples for numerous reasons: mature compounds have come off patent, increased governmental pressure on pricing, a lawsuit by Elliot Spitzer, fewer FDA approvals, etc. In fact, GlaxoSmithKline along with the pharma industry in general is selling at deep valuation discounts relative to other equities in general. GlaxoSmithKline trades at 14 times earnings, ten times cash flow and yields just under 4%! The price is low, but even given the negatives above, GlaxoSmithKline still earns 30% profit margins and is able to grow its top line and, more importantly, it's free cash flow. We believe that the billions generated in free cash have been wisely used to beef up R&D, build a strong sales force, pay the high dividends and to buy back lots of its own stock.

Though GlaxoSmithKline is out of favor in the short-term, (it's trading where it did 7 years ago!!) given the strength of its pipeline we think it has not only an absolute edge, but is more attractive than other pharma stocks. Lastly, we live in a world that is not getting younger or healthier. Pharmaceuticals are often an inexpensive way to treat disease and illness. We think the positives will dwarf the negatives in the next few years and, especially given the low valuations, will be a strong performing stock.

EnCana Corp. - Dan Jaworski
--------------------------------------------------------------------------------

Formed in April 2002 through the merger of PanCanadian Energy Corporation and Alberta Energy Corporation, EnCana engages in the exploration for and production of natural gas and crude oil. Based in Alberta, Canada, the company has the largest resource base of any North American natural gas producer, the largest exploration program, and invests more capital into development and exploitation than any other gas company. We believe that EnCana is in position to grow production, reserves and earnings 10% annually for the next several years. Approximately 90% of the company's production reserves are in onshore North America, primarily in Western Canada and the U.S. Rocky Mountains. Its reserve base is 60% gas and 40% conventional oil. EnCana has one of the largest proven reserve bases among independent oil and gas companies with 9 trillion cubic feet
(Tcf) of gas and 980 million barrels of conventional oil and natural gas liquids, both recoverable over 5 years. Unlike some of its peers, EnCana has 100% of its reserves externally evaluated and verified by independent reservoir engineering firms.

According to the American Gas Association, natural gas currently provides about 25% of the total energy consumed in the U.S., over 50% of the energy consumed by residential and commercial customers, and about 41% of the energy used by U.S. industry. The Energy Information Agency has projected that natural gas demand could increase 60% by 2020. Driving this demand is the recognition that gas is the cleanest burning fossil fuel. As a result, utilities and manufacturing facilities have been increasing their reliance on gas. Nearly all of the electric power plants constructed since 1998 are designed primarily for natural gas use. In 2003, natural gas storage levels in the U.S. dipped to 623 billion cubic feet, the lowest level since 1976.

EnCana is a prime beneficiary of increased reliance on natural gas in the U.S. and of higher energy prices globally. The company's declaration that it is positioned to generate 10% annual organic growth over the next several years positions EnCana as the largest natural gas producer overall. More importantly, its forecast is based solely on known reserves, thereby providing a high level of confidence that its target can be reached. EnCana has the largest resource base of any natural gas producer in North America with over 17 million net undeveloped acres. The company also has over


24  The Masters' Select Funds Trust

77 million net undeveloped acres offshore and internationally. Prior to the creation of EnCana, management at both PanCanadian and Alberta Energy had solid long-term track records. EnCana's board and management have adopted a disciplined and focused strategy requiring a minimum 20% rate of return on gas exploration, and a 15% or higher return on exploration and oil sand projects. In April EnCana bolstered its assets in the Rocky Mountains by acquiring Tom Brown, Inc., which specializes in exploiting large unconventional natural gas resources. According to the Energy Department natural gas production in the Rocky Mountains is projected to rise 37% over the next ten years, surpassing the Gulf of Mexico as the largest domestic source. Already the largest independent natural gas producer, the TBI acquisition enables EnCana to surpass Exxon Mobil this year to become the second largest natural gas producer overall in North America, only behind BP.

Fundamentally, considering its vast reserve base and sector leading production profile, we believe that EnCana is a very impressive company. Its attractiveness, from an investment perspective, only grows when we consider the company's current valuation relative to its industry. EnCana trades at 15.5 times 2005 earnings, which is a 22% discount to its Canadian oil and gas peers and a 9% discount to its global gas peers. High quality businesses with attractive valuations are precisely what we seek.

Umicore - Ted Tyson
--------------------------------------------------------------------------------

Umicore is a Belgium-based company involved in refining and smelting of zinc and copper, recycling precious metals, and the production of advanced materials including engineered powers for tools and the metallic compounds used in almost all rechargeable batteries. It also produces products using cobalt and germanium. It is the world's largest producer in virtually all of the above areas.

In copper and zinc, Umicore processes the raw material into semi-finished products. Since it does not mine the raw metals itself, its earnings tend to be far less volatile than those of the producers of the underlying commodities. Demand for both metals has been extremely strong, particularly from Asia, and we believe this demand growth will continue.

The bulk of earnings growth over the next several years, however, is anticipated to come from recycling and battery compounds. The amount of recycling of products such as personal computers, cell phones, and automotive catalytic converters has risen sharply over the past several years, partly due to environmental legislation and partly due to high prices for the recovered materials, such as the palladium that goes into auto emissions control systems. We estimate volume growth in this area to be well above 10% in each of the next three years.

The other growth area, battery compounds, is being driven by the increased number and portability of computer and consumer electronic products which require rechargeable batteries for power. The production of powders, especially the most commonly found element in rechargeable batteries (lithium cobaltite), is extremely complicated, and Umicore is by far the world's largest producer. Recently, in fact, it has been selling increasing amounts of the material to competitors who are unable to produce sufficient quantities to meet demands. As mobility becomes an increasingly important aspect of increased demand in everything from personal computers to video gaming software we see little likelihood of demand moderating in the short to medium term.

Umicore earned 2.8 Euros per share in 2002 and 3.92 Euros per share in 2003. For 2004, we believe the company will earn in a range of 6.20-6.50 Euros per share, for a P/E ratio of less than 8 times. As the amount of the company's earnings coming from high margin, high tech areas increases over the next several years we anticipate the market will award Umicore a higher rating closer to the 13-15 times earnings given to producers of specialty materials instead of the single digit multiples awarded to basic metal refiners.

Tesco Plc - Mark Yockey
--------------------------------------------------------------------------------

The leading food retailer in the U.K., we believe Tesco Plc is well positioned to provide long-term sustainable growth due to management's aggressive focus on pricing and product range expansion as well as its international expansion focused on emerging markets. The company continues to execute on their business strategy, expanding their market share through growth in the hypermarket format and, more recently, into express convenience stores. Tesco has experienced stronger than expected sales growth and is priced at a level that, we believe, allows for significant long-term returns.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.


                                                                Fund Summary  25

Masters' Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2004 (Unaudited)

Shares                                                                 Value
================================================================================

COMMON STOCKS: 93.1%

Australia: 4.8%
   2,989,500    Ansell Ltd.                                      $   16,083,730
   1,077,500    Australia & New Zealand Banking Group Ltd.           13,691,175
   7,255,000    Baycorp Advantage Ltd.                               14,725,415
                                                                 --------------
                                                                     44,500,320
                                                                 --------------

Belgium: 1.8%
     167,400    Interbrew SA                                          5,332,243
     181,560    Umicore                                              11,444,934
                                                                 --------------
                                                                     16,777,177
                                                                 --------------

Brazil: 2.6%
     561,200    Petroleo Brasileiro SA                               15,752,884
   1,105,000    Telesp Celular Participacoes SA*                      8,707,400
                                                                 --------------
                                                                     24,460,284
                                                                 --------------

Canada: 7.9%
     486,200    EnCana Corp.                                         20,897,243
     433,800    Precision Drilling Corp.*                            20,826,738
     754,800    Shaw Communications, Inc. - Class B                  12,595,014
     897,000    Talisman Energy, Inc.                                19,470,909
                                                                 --------------
                                                                     73,789,904
                                                                 --------------

China: 2.1%
     603,600    SINA Corp.*                                          19,912,764
                                                                 --------------

Finland: 1.4%
   1,005,700    Metso OYJ                                            12,740,444
                                                                 --------------

France: 2.7%
     412,097    Bouygues SA                                          13,814,356
     403,400    Vivendi Universal SA*                                11,203,495
                                                                 --------------
                                                                     25,017,851
                                                                 --------------

Germany: 3.2%
     107,400    Adidas-Salomon AG                                    12,837,748
     155,425    Muenchener Rueckversicherungs-
                 Gesellschaft AG                                     16,868,690
                                                                 --------------
                                                                     29,706,438
                                                                 --------------

Hong Kong: 2.2%
  56,660,000    China Petroleum & Chemical Corp. - Class H           20,703,489
                                                                 --------------

Indonesia: 2.5%
  29,095,000    PT Telekomunikasi Indonesia*                         22,907,011
                                                                 --------------

Italy: 2.3%
     432,600    Banco Popolare di Verona e Novara Scrl                7,440,532
   1,378,100    Bulgari SpA                                          13,949,689
                                                                 --------------
                                                                     21,390,221
                                                                 --------------

Japan: 11.0%
   2,717,000    Bank of Fukuoka Ltd. (The)                           16,076,629
     188,000    Fast Retailing Co. Ltd.                              15,181,673
       3,404    Goodwill Group, Inc. (The)                            8,841,154
     445,900    Marui Co. Ltd.                                        5,994,540
       1,160    Mitsubishi Tokyo Financial Group, Inc.               10,714,710
     206,500    Secom Co. Ltd.                                        8,743,838
      59,500    SFCG Co., Ltd.                                       11,916,869
     137,000    Takefuji Corp.                                        9,910,558
     372,400    Toyota Motor Corp.                                   15,053,345
                                                                 --------------
                                                                    102,433,316
                                                                 --------------

Mexico: 1.5%
   4,607,400    Wal-mart de Mexico SA de CV                          13,661,024
                                                                 --------------

Netherlands: 2.5%
     708,900    ASML Holding NV*                                     12,129,279
     411,600    Euronext NV                                          11,481,367
                                                                 --------------
                                                                     23,610,646
                                                                 --------------

Norway: 1.5%
     892,050    Golar LNG Ltd.*                                      13,771,566
                                                                 --------------

Panama: 1.0%
     571,400    Banco Latinoamericano de
                 Exportacciones, SA - Class E                         8,959,552
                                                                 --------------

Portugal: 1.3%
   1,136,700    Portugal Telecom SGPS SA                             12,281,524
                                                                 --------------

South Korea: 7.3%
     597,344    NEPES Corp.                                           5,324,659
     104,910    Samsung Electronics Co. Ltd.                         43,307,720
      63,000    Samsung Electronics Co. Ltd. 144A GDR                12,962,250
      39,500    SK Telecom                                            6,495,024
                                                                 --------------
                                                                     68,089,653
                                                                 --------------

Spain: 4.0%
     486,900    Altadis SA                                           15,064,553
     237,900    Antena 3 de Television SA*                           12,605,685
     425,900    Repsol YPF SA                                         9,338,194
                                                                 --------------
                                                                     37,008,432
                                                                 --------------

Sweden: 2.7%
     233,820    Elekta AB - Class B*                                  5,172,871
   6,886,200    Telefonaktiebolaget LM Ericsson AB - Class B         20,312,735
                                                                 --------------
                                                                     25,485,606
                                                                 --------------

Switzerland: 4.1%
      52,400    Nestle SA                                            13,980,030
      17,315    Serono SA - Class B                                  10,912,641
     194,100    UBS AG                                               13,682,662
                                                                 --------------
                                                                     38,575,333
                                                                 --------------

Taiwan: 0.6%
     825,100    ASE Test Ltd.*                                        6,080,987
                                                                 --------------

United Kingdom: 22.1%
   7,649,200    Aegis Group Plc                                      12,445,852
   1,283,700    British Sky Broadcasting Group Plc                   14,475,317
   1,318,000    Burberry Group Plc                                    9,766,689
   1,581,400    Cadbury Schweppes Plc                                13,639,382
   1,671,821    Compass Group Plc                                    10,198,799
   1,015,700    Diageo Plc                                           13,690,540
   1,180,600    Geest Plc                                            12,199,774
     769,400    GlaxoSmithKline Plc                                  15,566,485
   6,226,121    ITV Plc                                              13,036,881
   4,889,500    Kingfisher Plc                                       25,373,718
   1,891,300    Lloyds TSB Group Plc                                 14,803,586
  31,754,000    Royal Doulton Plc*                                    4,104,518
   6,516,500    Tesco Plc                                            31,454,167
   6,800,000    Vodafone Group Plc                                   14,885,733
                                                                 --------------
                                                                    205,641,441
                                                                 --------------

TOTAL COMMON STOCKS
  (cost $789,626,440)                                               867,504,983
                                                                 --------------

PREFERRED STOCK: 1.0%

Germany: 1.0%
     120,686    Fresenius AG                                          9,170,331
                                                                 --------------

TOTAL PREFERRED STOCK
  (cost $9,210,289)                                                   9,170,331
                                                                 --------------


26  The Masters' Select Funds Trust

Masters' Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2004 (Unaudited) - (Continued)

Principal
Amount                                                                 Value
================================================================================

SHORT-TERM INVESTMENT: 5.7%

Repurchase Agreement: 5.7%
$53,423,000 State Street Bank & Trust Co., 0.27%, 06/30/04,
  due 07/01/04 [collateral: $55,600,000, U.S. Treasury Notes,
  5.25%, due 11/15/28, value $54,505,403]
  (proceeds $53,423,401)                                         $   53,423,000
                                                                 --------------

TOTAL SHORT-TERM INVESTMENT
  (cost $53,423,000)                                                 53,423,000
                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
  (cost $852,259,729): 99.8%                                        930,098,314

Other Assets less Liabilities: 0.2%                                   1,951,045
                                                                 --------------

NET ASSETS: 100.0%                                               $  932,049,359
                                                                 ==============

*    Non-income producing security.

See accompanying Notes to Financial Statements.


                                                     Schedule of Investments  27

Masters' Select Value Fund Review
--------------------------------------------------------------------------------

The U.S. and global stock markets struggled in the first half of 2004 but still managed to post positive returns. During this period value stocks performed somewhat better than growth stocks and Masters' Select Value Fund managed to out-return both of its benchmarks.

Comparison Chart
--------------------------------------------------------------------------------

The value of a hypothetical $10,000 investment in the Masters' Select Value Fund from inception (06/30/00) to present compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Index.

[MOUNTAIN CHART OMITTED]

                  Masters' Select      Russell 3000          Lipper Multi-Cap
                     Value Fund         Value Index             Value Index
30-Jun-00              $10,000            $10,000                 $10,000
31-Jul-00              $10,040            $10,139                 $10,085
31-Aug-00              $10,680            $10,696                 $10,725
30-Sep-00              $10,480            $10,783                 $10,576
31-Oct-00              $10,590            $11,028                 $10,828
30-Nov-00              $10,100            $10,630                 $10,428
31-Dec-00              $10,450            $11,201                 $11,049
31-Jan-01              $11,540            $11,261                 $11,466
28-Feb-01              $11,320            $10,969                 $11,152
31-Mar-01              $11,240            $10,596                 $10,761
30-Apr-01              $11,810            $11,113                 $11,458
31-May-01              $12,240            $11,365                 $11,711
30-Jun-01              $12,460            $11,163                 $11,513
31-Jul-01              $12,410            $11,124                 $11,498
31-Aug-01              $11,890            $10,705                 $11,072
30-Sep-01              $10,290             $9,922                  $9,937
31-Oct-01              $10,320             $9,859                 $10,142
30-Nov-01              $11,197            $10,442                 $10,876
31-Dec-01              $11,457            $10,715                 $11,192
31-Jan-02              $11,527            $10,649                 $11,046
28-Feb-02              $11,187            $10,669                 $10,902
31-Mar-02              $11,818            $11,196                 $11,458
30-Apr-02              $11,718            $10,872                 $11,121
31-May-02              $11,608            $10,892                 $11,110
30-Jun-02              $10,525            $10,298                 $10,260
31-Jul-02               $9,894             $9,298                  $9,408
31-Aug-02              $10,184             $9,360                  $9,558
30-Sep-02               $9,202             $8,345                  $8,522
31-Oct-02               $9,603             $8,928                  $8,978
30-Nov-02              $10,244             $9,500                  $9,646
31-Dec-02               $9,843             $9,088                  $9,221
31-Jan-03               $9,493             $8,865                  $9,031
28-Feb-03               $9,142             $8,625                  $8,799
31-Mar-03               $9,112             $8,645                  $8,832
30-Apr-03              $10,114             $9,410                  $9,600
31-May-03              $11,076            $10,042                 $10,402
30-Jun-03              $11,207            $10,171                 $10,478
31-Jul-03              $11,257            $10,348                 $10,623
31-Aug-03              $11,588            $10,526                 $10,956
30-Sep-03              $11,658            $10,421                 $10,830
31-Oct-03              $12,329            $11,075                 $11,426
30-Nov-03              $12,650            $11,246                 $11,670
31-Dec-03              $13,021            $11,917                 $12,244
31-Jan-04              $13,472            $12,142                 $12,502
29-Feb-04              $13,652            $12,401                 $12,741
31-Mar-04              $13,632            $12,314                 $12,630
30-Apr-04              $13,201            $11,986                 $12,398
31-May-04              $13,532            $12,110                 $12,456
30-Jun-04              $13,652            $12,421                 $12,807

The hypothetical $10,000 investment at fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Investment Performance As of June 30, 2004
--------------------------------------------------------------------------------
                                                Average Annual Total Returns
                                             -----------------------------------
                                 Year to                                 Since
                                  Date                                 Inception
                                 Return      One-Year    Three-Year   (06/30/00)
--------------------------------------------------------------------------------
Masters' Select Value Fund        4.85%       21.82%        3.09%        8.09%
--------------------------------------------------------------------------------
Russell 3000 Value Index          4.23%       22.14%        3.63%        5.57%
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Index      4.59%       22.22%        3.61%        6.38%
--------------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies which involve more risk such as limited liquidity and greater volatility. The Fund is non-diversified, which means it concentrates more of its assets in a smaller number of securities, therefore it is exposed to more risk than a diversified fund.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 58 for index definitions.
--------------------------------------------------------------------------------

Long-Term Performance Analysis
--------------------------------------------------------------------------------

With four years of history, much of it during a severe bear market, we believe Masters' Select Value has been around long enough for us to begin to evaluate its performance in search of meaningful insights. As advisor to the Masters' Select Funds, a key objective of Litman/Gregory Fund Advisors has always been for Masters' Select Value to deliver superior long-term performance relative to its benchmarks. Superior performance over shorter time periods, while desirable, is not an objective. Though the objective of beating an index over the long-term is shared by almost all funds, it is well documented that a surprisingly small percentage of equity managers are, in fact, able to achieve this goal. So far Masters' Select Value has met this return objective by delivering a clear-cut return premium over its benchmark. In addition, though there are never any guarantees that past performance trends will be repeated, we believe various elements that contributed to the fund's positive record offer encouraging evidence supporting the potential of the fund to continue to meet this performance objective. This evidence includes the following (all performance numbers are net of all fund fees including advisory fees, fund operating overhead and trading costs):

o The fund outperformed the best performing of its benchmarks by 1.71 percentage points (171 basis points) on average, per year, since its inception, as measured by average annual total return. This margin equates to 1.27 times the return of the benchmark (Lipper Multi-Cap Value Fund Index) over the same period.

o The fund, as measured by total return, outperformed its Russell 3000 Value benchmark in each of the three full calendar years in which it has operated (the fund is 4 years old) and its Lipper benchmark in two of three calendar years.

o There have been 13 rolling three-year time periods (the first starting at the fund's inception, and then each subsequent period commencing at the beginning of the next month) during the fund's life. Masters' Select Value has out-returned its primary Russell 3000 Value benchmark in 12 of these periods, as measured by average annual total return. It is worth noting that the one three-year period when the fund did not beat its benchmark was the most recent period. Though we would like to see the fund outperform in every three-year period we don't believe this is realistic because a poor one-year period can have a significant impact over this time period. What we seek is for each Masters' Select Fund to outperform its benchmark in a strong majority of three-year periods. As noted elsewhere in this report, this goal has been met with respect to each Masters' Select Fund.


28  The Masters' Select Funds Trust

             MASTERS' SELECT VALUE ROLLING 3-YEAR ANNUALIZED RETURN
                      LESS RUSSELL 3000 VALUE INDEX RETURN
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

As of 06/30/04

Jun-03              3.30%
Jul-03              3.20%
Aug-03              3.29%
Sep-03              4.74%
Oct-03              5.06%
Nov-03              5.89%
Dec-03              5.52%
Jan-04              2.75%
Feb-04              2.27%
Mar-04              1.51%
Apr-04              1.23%
May-04              1.26%
Jun-04             -0.53%

--------------------------------------------------------------------------------

o Each of the fund's managers has outperformed their benchmarks during their tenure at the fund. The following table shows the outperformance of each manager (without identifying the managers), relative to their benchmarks.

--------------------------------------------------------------------------------
                  CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE
                                versus BENCHMARKS
                          Tenure Through June 30, 2004
--------------------------------------------------------------------------------
Masters' Select Value                              Annualized Performance Margin
                                                    (Net of Allocated Expenses)
--------------------------------------------------------------------------------
Manager 1                                                      7.85%
--------------------------------------------------------------------------------
Manager 2                                                      4.46%
--------------------------------------------------------------------------------
Manager 3                                                      4.13%
--------------------------------------------------------------------------------
Manager 4                                                      2.96%
--------------------------------------------------------------------------------

Manager            Tenure          Benchmark
Bill Miller        06/30/00        S&P 500 Index
Mason Hawkins      06/30/00        Russell 3000 Value Index
Bill Nygren        06/30/00        Russell 3000 Value Index
David Winters      06/30/00        Russell 3000 Value Index
--------------------------------------------------------------------------------

o Masters' Select Value has also out-returned each of its benchmarks over its life after taking taxes into account. Though reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can say with certainty that the fund has out-returned its benchmarks after taking taxes into account because its after-tax return exceeds the pre-tax return of each of its benchmarks. Masters' Select Value's return over its life, assuming all shares were liquidated on June 30, 2004, and taxes were paid on distributions in each year, at the highest tax rate in place at the time of each distribution, was 6.98%. Masters' Select Value Fund's average annual total return after taxes on distributions for the one-year and since inception (06/30/00) periods ended June 30, 2004 are 21.82% and 8.07%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year and since inception (06/30/00) periods ended June 30, 2004 are 14.19% and 6.98%, respectively.

The consistency of the performance in a variety of market environments, along with the fact that each of the Masters' Select Value stock pickers has contributed to the fund's performance, raises Litman/Gregory's confidence in the potential of the fund to continue to do well. That said, there will be volatility in the stock market and investors should recognize that there will be good years and bad years for stocks. In addition, it is inevitable that there will be years when Masters' Select Value underperforms its benchmarks. In the past, relatively short periods of underperformance have often been followed by periods of outperformance. When underperformance happens we hope this trend of subsequent outperformance continues. Overall, we are extremely encouraged by the record Masters' Select Value has built and we are very confident in the future performance potential for this fund compared to its benchmarks. However, we also want shareholders to have realistic expectations. No fund should be expected to outperform in each and every year, as there will be occasional periods of disappointment.

Performance and Portfolio Commentary
--------------------------------------------------------------------------------

A number of factors contributed to the fund's performance during the first half of 2004. The highlights follow.

Performance of Managers: This period was unusual in that only one manager outperformed his benchmark. However, that one manager outperformed by a large enough margin to more than offset the smaller underperformance of the three other managers. Over short time periods we do not expect each Masters' Select manager to outperform his benchmark. However, over the long term it is our goal for all four Value sub-advisors to outperform their benchmarks and that goal has been met as outlined earlier in this report.

Sector and Stock Picking Impact: From a sector standpoint, the fund was heavily under-allocated to the energy sector, the best performing sector in the benchmark. The industrial sector was the next best performer, and here, unlike energy, the fund was heavily overweighted. The fund's outperformance compared to the Russell 3000 Value benchmark can be mostly attributed to the industrial sector overweighting and the performance of the fund's financial sector stocks. The fund ended the first half of the year with 26% of its portfolio in financial stocks (mostly banks and insurance). These stocks returned over 7% on average, a large premium to the average return for the benchmark's financial stocks. The consumer discretionary sector was a massively overweight sector that hurt performance as the fund's stocks returned only 2.2% on average, less than the consumer stocks in the benchmark. As with all Masters' Select funds, the portfolio is built through bottom-up stock picking rather than a focus on top-down sector selection.

Leaders and Laggards: In the year's first half, each of the four Masters' Select Value stock pickers placed at least one stock on the top ten winners list and each also had at least one stock among the fund's ten worst performing stocks. This wasn't unusual. For the period the ten best performing stocks delivered an aggregate dollar return almost twice the level of the aggregate dollar loss of the ten worst performing stocks.

See table on page 32 that lists the leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters' Select Value for the six months ended June 30, 2004 tells us nothing about how


                                                                Fund Summary  29
successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won't be known until they are ultimately sold. In that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings. As of June 30, 2004, all of the stocks on the "laggards" list were still in the portfolio.

Portfolio Mix: Masters' Select Value continues to look quite different than its benchmark, the Russell 3000 Value index. This is not surprising given the managers' bottom-up stock picking approach and insensitivity to tracking the benchmark. The differences as of June 30, 2004 included a huge overweight to the consumer discretionary sector (26.7% versus 12.5%) and sizable underweights to energy (1.5% versus 10.7%), finance (26.3% versus 33.6%) and telecommunications and utilities (7.7% versus 11.9%).

Foreign stock exposure declined but remained rather high compared to historical levels at 13.7%. However, exposure to distressed notes and bonds dropped to zero. Market cap exposure in the fund's U.S. stocks didn't change much with almost all the exposure in large and mid-cap stocks. Small cap stocks were only 2.9% of assets.

Cash was unusually high at 13.9%, up from 5.7% at the end of 2003. Both David Winters and Mason Hawkins held cash at close to 20% of assets. As value investors their value discipline requires that they only invest in stocks selling at a significant discount to their assessment of the underlying intrinsic value. Litman/Gregory's philosophy with respect to cash is that we prefer the Masters' Select sub-advisors to stay close to fully invested and believe that most of the time they should be able to find at least 8 stocks that they are enthusiastic about. (Eight is the minimum number of stocks each sub-advisor must hold.) However, if they can't, they have the discretion to hold some cash. It is also our philosophy not to second-guess our sub-advisors. We have great confidence in them and while we want to understand the reasoning behind what they do, we don't question it unless it is inconsistent with their articulated stock picking process and approach. It seems likely that in the short-term the fund's cash level will fall somewhat below its current level, but remain at a higher level than we expect over the long run.

Please see page 33 for a breakout of the fund's sector and market-cap exposure.

Miscellaneous
--------------------------------------------------------------------------------

Taxes: Litman/Gregory will continue to work with the fund's sub-advisors in ways it considers prudent for all fund shareholders to avoid a taxable capital gain distribution for 2004. There is no guarantee we will be able to achieve this objective. As of June 30, 2004, the fund had a tax loss, taking into account its tax loss carryover, of just over $7 million. This equates to $0.40 per share (a tax loss of just under 3% of net asset value). If there are net realized capital gains this year they will be distributed in the fourth quarter of 2004.

Expenses: Expenses continued to decline, dropping from 1.28% per share in 2003 to 1.22% during the first half of 2004.

In Closing
--------------------------------------------------------------------------------

Based on our own analysis we continue to view stock markets in the U.S. as being in a fairly valued range. We believe this to be generally true across market-cap and style segments (value and growth). At a stock picking level we get a slightly different story. Value managers we have spoken with generally complain about a lack of bargains, though most don't view stocks as expensive. Some, including Bill Nygren and Bill Miller are finding the best "value" in companies of "above average quality" selling at "average prices" and the fund's portfolio reflects some stocks that fit this description.

Given the feedback we get from value stock pickers coupled with our own analysis, it is clear to us that the returns captured over the past 12 months (over 21% for Masters' Select Value) are not sustainable. We believe average annual returns in the mid-single digits to low-double digits are the most likely range over the next five years. However, individual years will be lower and higher and there are a variety of factors that could lead to generally lower or higher returns.

Over the long run, regardless of the environment, Litman/Gregory remains optimistic that Masters' Select Value will continue to generate returns in excess of its benchmarks. This belief is based on our confidence in the stock picking skills of the fund's sub-advisors and the distinctive Masters' Select portfolio structure. Of course there is no guarantee that this return objective can be achieved and even with our optimism we expect there will be periods of time along the way when this fund will underperform its benchmarks. Regardless, we will continue to do our job with shareholders interests in mind as we work hard to extend the strong record of Masters' Select Value. In doing so, we help ourselves, given the sizable investments by the principals and employees of Litman/Gregory in this fund and the other Masters' Select Funds (as outlined in the introductory letter at the beginning of this report).

Please see page 34 for specific stock commentaries written by the Masters' Select managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.


30  The Masters' Select Funds Trust

                     This page is intentionally left blank.

Masters' Select Value Fund Leaders and Laggards
--------------------------------------------------------------------------------

               For the Six Months Ended June 30, 2004 (Unaudited)

                           By Percentage Gain / Loss
                                         Six Month Dollar             Six Month
Security                                 Contribution/Loss             % Change
--------------------------------------------------------------------------------
Toys R US, Inc.                             $    628,390                  26.0%
Providian Financial Corp.                      1,996,623                  25.4%
Tyco International Ltd.                        2,118,560                  22.2%
Gap, Inc. (The)                                  699,749                  21.2%
FedEx Corp.                                      624,360                  21.0%
Aon Corp.                                        770,100                  18.9%
Washington Post Co. - Class B                    522,560                  17.5%
NRG Energy, Inc.                                 501,223                  16.6%
Telephone & Data Systems, Inc.                   726,600                  13.8%
Republic Services, Inc.                          397,200                  12.9%
                                            ------------
                                            $  8,985,365
                                            ============

Level 3 Communications, Inc.                $ (1,503,173)                (23.2%)
NTL, Inc.                                       (721,950)                (17.2%)
Comcast Corp. - Special Class A                 (456,875)                (11.7%)
Chiron Corp.                                    (421,196)                (10.3%)
Hudson City Bancorp, Inc.                       (296,965)                 (9.9%)
Newmont Mining Corp.                            (253,456)                 (8.0%)
Limited Brands                                  (286,999)                 (7.5%)
Kroger Co. (The)                                (202,383)                 (7.1%)
Knight Ridder, Inc.                             (221,878)                 (7.0%)
InterActiveCorp                                 (326,290)                 (5.1%)
                                            ------------
                                            $ (4,691,165)
                                            ============

                              By Dollar Gain / Loss
                                          Six Month Dollar            Six Month
Security                                 Contribution/Loss             % Change
--------------------------------------------------------------------------------
Tyco International Ltd.                     $  2,118,560                  22.2%
Providian Financial Corp.                      1,996,623                  25.4%
Capital One Financial Corp.                      827,832                  12.3%
Aon Corp.                                        770,100                  18.9%
Telephone & Data Systems, Inc.                   726,600                  13.8%
Gap, Inc. (The)                                  699,749                  21.2%
Toys R US, Inc.                                  628,390                  26.0%
FedEx Corp.                                      624,360                  21.0%
Vivendi Universal SA                             601,988                   8.2%
KT&G Corp.                                       594,025                  11.8%
                                            ------------
                                            $  9,588,227
                                            ============

Level 3 Communications, Inc.                $ (1,503,173)                (23.2%)
NTL, Inc.                                       (721,950)                (17.2%)
Comcast Corp. - Special Class A                 (456,875)                (11.7%)
Chiron Corp.                                    (421,196)                (10.3%)
Washington Mutual, Inc.                         (338,920)                 (3.7%)
InterActiveCorp                                 (326,290)                 (5.1%)
Hudson City Bancorp, Inc.                       (296,965)                 (9.9%)
Limited Brands                                  (286,999)                 (7.5%)
Newmont Mining Corp.                            (253,456)                 (8.0%)
Knight Ridder, Inc.                             (221,878)                 (7.0%)
                                            ------------
                                            $ (4,827,702)
                                            ============

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings are sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.


32  The Masters' Select Funds Trust

Masters' Select Value Fund Managers
----------------------------------------------------------------------------------------------------------------------------
                                                                    MARKET
                                                 TARGET             CAPITALIZATION
INVESTMENT                                       ASSET              OF COMPANIES                    STOCK-PICKING
MANAGER               FIRM                       ALLOCATION         IN PORTFOLIO                    STYLE
----------------------------------------------------------------------------------------------------------------------------
Mason Hawkins         Southeastern Asset            25%             All sizes                       Value
                      Management

----------------------------------------------------------------------------------------------------------------------------
Bill Miller           Legg Mason Funds              25%             All sizes but mostly            Eclectic, may invest in
                      Management                                    large and mid-sized             traditional value stocks
                                                                    companies                       or growth stocks

----------------------------------------------------------------------------------------------------------------------------
Bill Nygren           Harris Associates             25%             Mostly large and                Value
                                                                    mid-sized companies

----------------------------------------------------------------------------------------------------------------------------
David Winters         Franklin Mutual               25%             All sizes                       Value
                      Advisers

----------------------------------------------------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------

The fund holds 51 securities, exclusive of cash equivalents.

By Asset Class

[PIE CHART OMITTED]

Large-Cap Domestic            37.5%
Mid-Cap Domestic              32.0%
Cash Equivalents & Other      13.9%
Foreign Equities              13.7%
Small-Cap Domestic             2.9%

Market Capitalization:
     Small-Cap Domestic < $1.6 billion
     Mid-Cap Domestic $1.6 - $12.3 billion
     Large-Cap Domestic > $12.3 billion

By Sector
                                                           Sector Weights
                                                    ----------------------------
                                                                    Russell 3000
                                                    Fund             Value Index
                                                    ----             -----------

Consumer Discretionary & Services(1)                26.7%                 12.5%
Finance                                             26.3%                 33.6%
Industrial Services, Materials and Durables         15.9%                 16.0%
Telecommunications & Utilities                       7.7%                 11.9%
Consumer Staples                                     3.6%                  6.3%
Technology                                           2.9%                  5.2%
Healthcare, Pharmaceuticals & Biotechnology          1.5%                  3.8%
Energy                                               1.5%                 10.7%
Cash Equivalents & Other                            13.9%                    --
                                                   ------                 ------
Net Assets                                         100.0%                 100.0%
                                                   ======                 ======

1    Includes Automobiles.


                                                                Fund Summary  33

Masters' Select Value Fund Stock Highlights
--------------------------------------------------------------------------------

InterActiveCorp - Bill Miller
--------------------------------------------------------------------------------

InterActive Corporation is an interactive commerce company with a multi-brand strategy. Under the leadership of Barry Diller, we believe InterActiveCorp, formerly known as USA Interactive, Inc., is a pure play interactive transaction company. The company's strategy is to pursue a multi-brand approach to building its portfolio of businesses, including television and Internet based retailing, event ticketing, personals and local information services, online travel and online mortgage lending. The company's travel business includes Expedia, Inc., Interval International, Hotels.com, Hotwire.com and TV Travel Shop. Its other operating business units are HSN, Ticketmaster, Evite, Match.com, Entertainment Publications, Citysearch, Precision Response Corporation and Lending Tree.

The company trades at one of the lowest valuations among the Internet names at
10.9 times enterprise value/EBITA (earnings before interest, taxes and amortization) versus eBay at 31.2 times, Yahoo at 28.6 times and Amazon at 28.2 times. We believe InterActive's success will be determined by effectively allocating to high value creating businesses approximately $10 billion of free cash flow which we estimate the company should generate over the next five to six years. During the first half of 2004, management made several acquisitions including TripAdvisor, ZeroDegrees and Egencia. Egencia is a European online corporate travel management company with the core of its business in France. Its operations in the UK and Belgium are serving to help the company break into the European travel market. Management believes that corporate and international travel will eventually contribute fifty percent to total revenue.

On the downside, cyclical factors continue to exert a negative impact on InterActiveCorp's stock. The stock price declined in the first quarter (-6.8%) due to investors' concern that a rebound in conventional travel could hurt its online travel business by making it harder to acquire inventories of hotel rooms and airline seats. Shares of InterActiveCorp slipped lower throughout the second quarter as investors interpreted a decline in the profitability of its online travel division as a sign of weakness despite robust overall operating results for the first quarter. We believe the decline in online travel profit reflects IAC's appropriate investment in marketing and that these cyclical issues have been overly discounted.

We believe that InterActiveCorp is poised to benefit from the significant growth opportunities in interactive commerce. The company has established broad exposure to the high growth areas of interactive commerce. In addition, it has a strong balance sheet with $3.7 billion in cash and has proven to be an effective capital allocator.

First Data Corp. - Bill Nygren
--------------------------------------------------------------------------------

First Data provides electronic commerce and payment services solutions to millions of merchant locations and retail customers, as well as thousands of card issuers. It is the market leader in its three main businesses: credit card servicing, merchant processing, and its most profitable division, payment services, through its Western Union subsidiary.

First Data sells at an estimated 18 times expected 2005 earnings and approximately 12 times EBITA (earnings before interest, taxes and amortization), well below our targets based on estimated business value. Given Western Union's market share dominance--more than three times the number of agents of the nearest competitor--and First Data's focus on growing the merchant-processing business, we believe it deserves much higher-than-the-average P/E multiple (Price/Earnings). Both credit card usage and international money transfers--above-average growth markets where First Data is the largest--have substantial cost advantages that would make it difficult for competitors to take market share. To further enhance its core businesses, First Data purchased Concord EFS in the first quarter of 2004. We believe the deal creates a "payments powerhouse" where First Data can utilize their operating efficiencies to help bring Concord's revenue growth to the bottom line.

First Data has a history of above-average growth, experiencing 17% annual growth in net income from 2000-2003. It also generates substantial cash not required to support its robust growth. That cash has been used to repurchase shares, making per-share value growth even higher than earnings growth. The candid commentary management provides shareholders, along with their personal investment of over $500 million, demonstrates their interests are aligned with ours.

We believe First Data is well positioned for significantly above-average growth and above-average consistency of that growth. Despite extending its market dominance, First Data still does not sell at a large premium to the average stock. That gives us a high-quality growth company selling at an attractive price--our favorite combination.

NRG Energy, Inc. - David Winters
--------------------------------------------------------------------------------

NRG Energy Inc. is a merchant energy company whose focus is on generating assets in areas that are constrained by either capacity or transmission bottlenecks. Through the bankruptcy process, NRG was able to address the issue of excess leverage, shed unprofitable operations, negotiate a significant settlement with its parent Xcel Energy, and emerge as a viable entity. NRG equity was distributed to its creditors as a result of this restructuring and, as such, was under-covered by the equity analyst community and misunderstood by the investing community. This was our opportunity to buy into a special situation with little downside risk and meaningful upside. A position was initiated for Masters' Select at a price that we believed to be compelling. NRG's stock price has appreciated as the business has progressed, it gained broader analyst coverage, and investors have started to understand the attractive prospects of the reorganized NRG.

In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.


34  The Masters' Select Funds Trust

Masters' Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2004 (Unaudited)

Shares                                                                 Value
================================================================================

COMMON STOCKS: 86.1%

Consumer Discretionary: 26.7%
     125,000    Comcast Corp. - Special Class A*                 $    3,451,250
     125,000    Disney (Walt) Co.                                     3,186,250
     200,000    Eastman Kodak Co.                                     5,396,000
     165,000    Gap, Inc. (The)                                       4,001,250
      82,400    General Motors Corp.                                  3,839,016
     250,000    Hilton Hotels Corp.                                   4,665,000
     249,000    Home Depot, Inc. (The)                                8,764,800
     200,000    InterActiveCorp*                                      6,028,000
      41,000    Knight Ridder, Inc.                                   2,952,000
     190,000    Limited Brands                                        3,553,000
     205,000    Mattel, Inc.                                          3,741,250
     250,000    Time Warner, Inc.*                                    4,395,000
     191,000    Toys R US, Inc.*                                      3,042,630
       3,770    Washington Post Co. - Class B                         3,506,138
      98,000    YUM! Brands, Inc.                                     3,647,560
                                                                 --------------
                                                                     64,169,144
                                                                 --------------

Consumer Staples: 3.6%
     139,789    Imperial Tobacco Group Plc                            3,010,673
     497,700    KT&G Corp. 144A GDR                                   5,648,895
                                                                 --------------
                                                                      8,659,568
                                                                 --------------

Energy: 1.5%
     141,701    NRG Energy, Inc.*                                     3,514,185
                                                                 --------------

Finance: 26.3%
     170,000    Aon Corp.                                             4,839,900
      80,000    Bank One Corp.                                        4,080,000
       1,989    Berkshire Hathaway, Inc. - Class B*                   5,877,495
     100,000    Capital One Financial Corp.                           6,838,000
      20,000    Fairfax Financial Holdings Ltd.                       3,398,329
      80,987    Hudson City Bancorp, Inc.                             2,708,205
      49,220    Leucadia National Corp.^++                            2,323,922
     111,500    Mony Group, Inc.*                                     3,489,950
     650,000    Providian Financial Corp.*                            9,535,500
     322,958    Remgro Ltd.                                           3,841,463
     300,000    UnumProvident Corp.                                   4,770,000
     229,000    Washington Mutual, Inc.                               8,848,560
       5,400    White Mountains Insurance Group Ltd.                  2,754,000
                                                                 --------------
                                                                     63,305,324
                                                                 --------------
Healthcare, Pharmaceuticals & Biotechnology: 1.5%
      82,000    Chiron Corp.*                                         3,660,480
                                                                 --------------

Industrials: 15.9%
     157,902    Anglo American Plc                                    3,229,021
      58,000    Dun & Bradstreet Corp.*                               3,126,780
      44,000    FedEx Corp.                                           3,594,360
      27,000    Moody's Corp.                                         1,745,820
      75,194    Newmont Mining Corp.                                  2,914,520
     120,000    Republic Services, Inc.                               3,472,800
     300,000    Tyco International Ltd.                               9,942,000
     160,000    Vivendi Universal SA*                                 4,464,000
     187,000    Waste Management, Inc.                                5,731,550
                                                                 --------------
                                                                     38,220,851
                                                                 --------------

Shares/
Principal
Amount                                                               Value
================================================================================

Technology: 2.9%
           8    Comdisco Holding Co., Inc.                       $          208
   3,650,000    Comdisco, Inc. Contingent Equity Distribution*+           5,475
     105,000    First Data Corp.                                      4,674,600
       5,800    Samsung Electronics Co. Ltd.                          2,394,288
                                                                 --------------
                                                                      7,074,571
                                                                 --------------

Telecommunications: 7.7%
      73,900    AT&T Wireless Services, Inc.*                         1,058,248
   1,400,000    Level 3 Communications, Inc.*                         4,970,000
      60,389    NTL, Inc.*                                            3,479,614
     170,000    Sprint Corp.                                          2,992,000
      84,000    Telephone & Data Systems, Inc.                        5,980,800
                                                                 --------------
                                                                     18,480,662
                                                                 --------------

TOTAL COMMON STOCKS
  (cost $165,872,862)                                               207,084,785
                                                                 --------------
PREFERRED STOCK: 0.0%

Telecommunications: 0.0%
          56    PTV, Inc.*+                                                 448
                                                                 --------------
TOTAL PREFERRED STOCK
  (cost $0)                                                                 448
                                                                 --------------

SHORT-TERM INVESTMENT: 15.6%

Repurchase Agreement: 15.6%
$37,645,000 State Street Bank & Trust Co., 0.27%, 06/30/04,
  due 07/01/04 [collateral: $39,175,000, US Treasury
  Notes, 5.25%, due 11/15/28, value $38,403,762]
  (proceeds $37,645,282)                                             37,645,000
                                                                 --------------

TOTAL SHORT-TERM INVESTMENT
  (cost $37,645,000)                                                 37,645,000
                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
  (cost $203,517,862): 101.7%                                       244,730,233

Liabilities in excess of Other Assets: (1.7)%                        (4,092,731)
                                                                 --------------

NET ASSETS: 100.0%                                               $  240,637,502
                                                                 ==============

*    Non-income producing security.
^    Board valued illiquid security.
++ Security is restricted. On June 30, 2004, this security had cost of $1,735,005 and was valued at $2,323,922 or 0.97% of net assets.
+    Illiquid security.

See accompanying Notes to Financial Statements.


                                                     Schedule of Investments  35

Masters' Select Smaller Companies Fund Review
--------------------------------------------------------------------------------

Despite a choppy first half year for stock prices, stocks of small companies performed well, returning almost 7% as measured by the Russell 2000 Index. Masters' Select Smaller Companies Fund performed particularly well, returning over 13%, beating its benchmark by a very wide margin and ranking very high within its peer group.

Comparison Chart
--------------------------------------------------------------------------------

The value of a hypothetical investment of $10,000 in the Masters' Select Smaller Companies Fund from its inception (06/30/03) to present compared with the Russell 2000 Index and the Lipper Small Cap Core Fund Index.

[MOUNTAIN CHART OMITTED]

               Masters' Select Smaller     Russell 2000         Lipper Small-Cap
                   Companies Fund              Index               Core Index
30-Jun-03             $10,000                 $10,000                $10,000
31-Jul-03             $10,320                 $10,626                $10,513
31-Aug-03             $10,830                 $11,113                $10,968
30-Sep-03             $10,800                 $10,907                $10,730
31-Oct-03             $11,420                 $11,823                $11,574
30-Nov-03             $11,720                 $12,243                $11,990
31-Dec-03             $11,917                 $12,492                $12,324
31-Jan-04             $12,534                 $13,034                $12,714
29-Feb-04             $12,685                 $13,151                $12,935
31-Mar-04             $12,897                 $13,273                $13,075
30-Apr-04             $12,806                 $12,596                $12,625
31-May-04             $13,049                 $12,797                $12,735
30-Jun-04             $13,484                 $13,335                $13,279

--------------------------------------------------------------------------------

The hypothetical $10,000 investment at fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Investment Performance As of June 30, 2004
--------------------------------------------------------------------------------
                                                                    Cumulative
                                                     Year to           Total
                                                       Date         Return Since
                                                    Cumulative       Inception
                                                   Total Return      (06/30/03)
--------------------------------------------------------------------------------
Masters' Select Smaller Companies Fund                13.15%           34.84%
--------------------------------------------------------------------------------
Russell 2000 Index                                     6.76%           33.35%
--------------------------------------------------------------------------------
Lipper Small-Cap Core Fund Index                       7.75%           32.79%
--------------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Short-term performance is not a good indicator of a fund's future performance, and an investment should not be made based solely on returns.

The fund invests in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 58 for index definitions.
--------------------------------------------------------------------------------

Performance Analysis and Expectations
--------------------------------------------------------------------------------

As advisor to the Masters' Select Funds, a key objective of Litman/Gregory Fund Advisors is for Masters' Select Smaller Companies Fund to deliver superior long-term performance relative to its benchmarks. Superior performance over shorter time periods, while desirable, is not an objective. Though this long-term objective is shared by almost all funds, it is well documented that a surprisingly small percentage of equity managers are, in fact, able to achieve this goal. We generally think of three years as a bare minimum time period over which to judge a fund's performance. Five years is better still, because over three years one bad year can have a significant impact. As detailed elsewhere in this report, each of the more seasoned Masters' Select Funds has met Litman/Gregory Fund Advisors' long-term performance objective with consistency and by a material margin. Of course, this past performance cannot be considered to have predictive value with respect to the Smaller Companies' future performance. On the other hand, we do not believe that this past performance is irrelevant with respect to the Masters' Select concept.

Performance Versus Benchmarks: So far Masters' Select Smaller Companies Fund has delivered a strong return over its short one-year life and through the first half of 2004. As noted above the fund out-returned the Russell 2000 Index so far in 2004 by 6.39%, and it has beaten its benchmark by 1.49 percentage points (149 basis points) since inception. The performance is particularly noteworthy because the fund was launched in the midst of a red hot small-cap market. Its Russell 2000 benchmark was up 24.92% in the last 6 months of 2003--which was the first six months of the fund's operating life. Over this same time period, and especially in its first month of operation, July 2003, the fund was still heavily invested in cash. So while its benchmark was up over 6% that month, Smaller Companies was up just over 3%. Since the end of July 2003, the fund has strongly outperformed its Russell 2000 benchmark (30.64% vs. 25.50%)--despite continuing to maintain a fairly high cash position. The fund's average cash position has been over 12% and it is currently over 13%. Given that the fund and its benchmarks have returned over 30% over the last year, it is fair to assume that this cash position cost the fund significant performance. However; in spite of the cash drag, the fund's returns have been impressive.

Performance Versus Peer Group: In addition to the strong performance relative to its benchmarks, Masters' Select Smaller Companies Fund has also performed well in relation to its peer group. Compared to its Lipper peer group, the fund ranked in the top 11% over the past 12 months (56th out of 520 funds) based on fund total returns. The fund's ranking in the Morningstar fund database was similar, with the fund ranking in the top 13% (out of 683 funds) over the last year. In both the Lipper and Morningstar universes the fund is categorized as a small-cap growth fund. We believe the fund should be categorized as a small-cap core or blend fund rather that a small-cap growth fund. We have done our own


36  The Masters' Select Funds Trust
analysis and believe the rankings would be similar if the fund was categorized as core or blend.

Performance of Managers: In the most recent six months, each of the fund's five managers easily beat his benchmark, with four of the five returning over 10% and the "worst" performer still managing a return of 8.85% after taking into account all allocated fees. It is encouraging to see the fund hitting on all cylinders so early in its life.

Sector and Stock Picking Impact: Stock picking was the performance driver for the Masters' Select Smaller Companies Fund during the first half of 2004 as the fund's stocks out-returned the benchmark's stocks in almost every sector. The consumer discretionary sector was the only sizable sector in which the fund's stocks underperformed; and there, the underperformance was slight. The fund's most overweighted sectors are industrials and energy. In each of these sectors the fund's stocks returned close to 20%. The most overweighted sector was technology, which had an average weight of 22% and was a drag on fund performance with a return of less than 2%.

Leaders and Laggards: It is typical to find both winners and losers in any fund portfolio in almost each and every six month period. This period was no exception for the Smaller Companies Fund. Each of the fund's stock pickers placed at least one stock on the list of the top ten winners. As for the losers list, value managers Bob Rodriguez and John Rogers both managed to avoid placing a single stock on the list. The aggregate gain from the ten biggest dollar winners was approximately double the aggregate loss from the ten largest losers. Most of the period's losers are no longer in the fund's portfolio, which is somewhat unusual, though the explanation is that both the fund's growth managers, Bill D'Alonzo and David Anthony, are typically quick to jettison their losers. Despite the fact that they had the most stocks on this list, both managers' overall performance was very strong. See the table on page 40 for the leaders and laggards over the past six months.

Portfolio Commentary
--------------------------------------------------------------------------------

As mentioned above, the fund maintained a high level of cash during the quarter. As of June 30, 2004, cash (13.4%) was actually higher than it had been on average during the first half of the year. The bulk of the cash was held by Bob Rodriguez (29% of his portion of the portfolio) and Dick Weiss (20% of his portion of the portfolio). Rodriguez, who has a very strict valuation discipline, is finding very few stocks that he feels are compelling bargains. In this type of environment Rodriguez will hold cash until presented with opportunities to buy stocks at sizable valuation discounts. Weiss has had a tendency to hold above average cash levels in the Masters' Select portfolio he has run for Masters' Select Equity over the past seven and a half years. (Nevertheless, his performance has been the highest of the Masters' Select managers over that time period.) Currently, Weiss is also finding it difficult to find small-cap bargains as determined by his private market value discipline. The other three managers are also holding above average cash levels (4.5% to 6.9%), although most of this cash is transitional.

Litman/Gregory's philosophy with respect to cash is that we prefer the Masters' Select sub-advisors to stay close to fully invested and believe that most of the time they should be able to find at least eight stocks that they are enthusiastic about. (Eight is the minimum number of stocks each sub-advisor must hold.) However, if they can't, they have the discretion to hold some cash. It is also our philosophy not to second guess our sub-advisors. We have great confidence in them and while we want to understand the reasoning behind what they do, we don't question it unless it is inconsistent with their articulated stock picking process and approach. It seems likely that in the short-term the fund's cash level will remain somewhat higher than we expect over the long run. In the conclusion below, we provide some comments and perspective on valuations in the small-cap stock universe.

Portfolio Mix: The portfolio is well diversified with 69 holdings. The fund is most overweight to the energy, industrial, and technology sectors (in that order). It is extremely underweighted to the finance sector, and is also underweight to the telecommunications sector and to health care stocks. The fund continues to have a material, 20% weighting to micro-cap stocks. The fund's asset weighted median market cap is $1.2 billion. Please see the table on page 41 for the fund's sector weights and market cap exposure.

Over time, we expect the fund's portfolio mix will vary. The fund's stock pickers have considerable leeway to pursue their most compelling ideas regardless of sector. In addition, though this is primarily a small-cap fund, each stock picker has some freedom to buy mid-cap stocks if they find significantly better opportunities there. Subsequently, the fund may have more mid-cap exposure than it does now, though we don't anticipate this exposure to be significant enough to ever dominate the portfolio.

Miscellaneous
--------------------------------------------------------------------------------

Expenses: As expected, asset growth has led to a material decline in the fund's expenses. Through the first half of 2004 the expense ratio was 1.44% compared to 1.65% for the prior six months. As the fund's asset base continues to grow, we expect expenses to continue to decline. It is likely that they will eventually settle below 1.30%.

Taxes: So far in 2004 the fund has realized almost 3% in short-term capital gains. (Because the fund has just reached its one year anniversary, all the gains are, by definition, short-term.) We regularly encourage our sub-advisors to be conscious of taxes and to consider opportunities to take losses when it makes sense to do so. Our philosophy is to attempt to minimize taxable distributions to the extent it can be done without penalizing returns (based on the judgment of each stock picker).


                                                                Fund Summary  37

In Closing
--------------------------------------------------------------------------------

Small-cap stocks have had a great run over the past year, after already out-pacing stocks of larger companies for several years. Based on Litman/Gregory analysis, small-caps were, on average, selling at bargain prices relative to large-cap stocks when this performance run started. Now, in our opinion, small-caps are no longer undervalued on an absolute basis or compared to large-cap stocks. However, we don't view small-caps as being overvalued. This statement may seem to be at odds with the fund's cash position. We find that most value-oriented stocks pickers we respect are frustrated by a lack of bargain opportunities. However, most point out that a dearth of bargains doesn't equate to a generally overvalued environment for stocks. The distinction they make is that stocks in most sectors appear to be in a fair value range--neither overvalued nor undervalued. For a value manager who seeks out bargains this is a problem. Bob Rodriguez, however, does not agree with this generalization. In general he believes stocks are expensive, though there a few stocks whose valuations he likes and these are among the stocks in his Masters' Select portfolio. The story among growth managers is different. Generally, most of the growth-oriented stock pickers we talk to are relatively optimistic, given a strong earnings growth environment. This is true of both Masters' Select Smaller Companies growth managers, Bill D'Alonzo and David Anthony. At Litman/Gregory, we currently have a neutral weight to small-cap stocks in the portfolios we run for clients. And because we view small-caps as fairly valued (not undervalued) we expect future long run annualized returns to be far lower than the 34.84% return realized by Masters' Select Smaller Companies over the past six months.

One year after its launch, we're pleased with the performance of the Masters' Select Smaller Companies Fund. While one year represents only a small step toward building a superior long-term record, Litman/Gregory remains very optimistic about this fund's prospects. Our optimism is the result of four factors. First, is the very positive experience we've had with each of the three other Masters' Select Funds going back as far as seven and a half years. Each fund is based on the same concept and we believe the concept can be successfully executed with other funds, including this one. We will never be able to prove that this good performance is repeatable or the result of the execution of the Masters' Select formula. But, we believe it is and we will work hard in our attempt to extend the Masters' Select record and build a case that is increasingly compelling based on the weight of the evidence. Second, the specific performance of the small-cap managers in Masters' Select Equity has been particularly good relative to their benchmarks and we believe that this is no coincidence. We have long hypothesized that the Masters' Select approach to active management has the potential to be particularly successful in adding value in the smaller companies universe where stocks are not followed by many analysts. (Note that the small-cap managers from Masters' Select Equity also are on the Smaller Companies team.) Third, we believe the fund's small asset base (it will be closed at, or before, the $450 million dollar level) is a potentially important advantage in the less liquid small-cap sector. Finally, we have great confidence in the specific managers that pick stocks for this fund.

We greatly appreciate your trust and confidence and will continue to stay focused and work diligently toward our objective of achieving satisfying and superior long-term returns.

Please see page 42 for stock commentaries written by the Masters' Select managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.


38  The Masters' Select Funds Trust

                     This page is intentionally left blank.

Masters' Select Smaller Companies Fund Leaders and Laggards
--------------------------------------------------------------------------------

               For the Six Months Ended June 30, 2004 (Unaudited)

                           By Percentage Gain / Loss
                                          Six Month Dollar            Six Month
Security                                 Contribution/Loss             % Change
--------------------------------------------------------------------------------
Quicksilver Resources, Inc.                 $    722,476                  97.3%
VaxGen, Inc.                                     403,607                  73.5%
Charming Shoppes, Inc.                           299,697                  65.4%
Lifecell Corp.                                   817,518                  53.1%
Genesco, Inc.                                    345,320                  52.9%
Ceradyne, Inc.                                   628,296                  52.8%
Littelfuse, Inc.                                 457,357                  46.4%
LCA-Vision, Inc.                                 373,996                  46.3%
Jo-Ann Stores, Inc.                              225,008                  44.1%
Grey Global Group, Inc.                          496,014                  43.6%
                                            ------------
                                            $  4,769,289
                                            ============

SkillSoft PLC                               $   (354,067)                (40.8%)
Atari, Inc.                                     (209,939)                (29.8%)
Northfield Laboratories, Inc.                   (226,006)                (27.6%)
Digital Insight Corp.                           (359,079)                (26.8%)
M-Systems Flash Disk Pioneers                   (234,129)                (24.9%)
TTM Technologies, Inc.                          (347,072)                (22.2%)
Aladdin Knowledge Systems                       (312,962)                (22.0%)
Exar Corp.                                      (146,316)                (15.2%)
Bennett Environmental, Inc.                     (110,651)                (14.3%)
Nam Tai Electronics, Inc.                       (192,464)                (12.7%)
                                            ------------
                                            $ (2,492,685)
                                            ============

                              By Dollar Gain / Loss
                                          Six Month Dollar             Six Month
Security                                 Contribution/Loss             % Change
--------------------------------------------------------------------------------
Lifecell Corp.                              $    817,518                  53.1%
Quicksilver Resources, Inc.                      722,476                  97.3%
Ceradyne, Inc.                                   628,296                  52.8%
Grey Global Group, Inc.                          496,014                  43.6%
National-Oilwell, Inc.                           459,239                  40.8%
Littelfuse, Inc.                                 457,357                  46.4%
Gen-Probe, Inc.                                  437,451                  23.2%
Caesars Entertainment, Inc.                      422,632                  37.9%
VaxGen, Inc.                                     403,607                  73.5%
LCA-Vision, Inc.                                 373,996                  46.3%
                                            ------------
                                            $  5,218,586
                                            ============

Digital Insight Corp.                       $   (359,079)                (26.8%)
SkillSoft PLC                                   (354,067)                (40.8%)
TTM Technologies, Inc.                          (347,072)                (22.2%)
Aladdin Knowledge Systems                       (312,962)                (22.0%)
M-Systems Flash Disk Pioneers                   (234,129)                (24.9%)
Northfield                                      (226,006)                (27.6%)
Atari                                           (209,939)                (29.8%)
Nam Tai Electronics, Inc.                       (192,464)                (12.7%)
Martek Biosciences                              (165,723)                (11.3%)
Emmis Communications Corp. - Class A            (158,172)                (11.7%)
                                            ------------
                                            $ (2,559,613)
                                            ============

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings are sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.


40  The Masters' Select Funds Trust

Masters' Select Smaller Companies Fund Managers
-------------------------------------------------------------------------------------------------------------------------
                                                                            MARKET
                                                         TARGET             CAPITALIZATION
INVESTMENT                                               ASSET              OF COMPANIES                 STOCK-PICKING
MANAGER                      FIRM                        ALLOCATION         IN PORTFOLIO                 STYLE
-------------------------------------------------------------------------------------------------------------------------
David Anthony                Ranger Investment              20%             Small and mid-sized          Growth
                             Management                                     companies

-------------------------------------------------------------------------------------------------------------------------
Bill D'Alonzo and team       Friess Associates              20%             Small and mid-sized
                                                                            companies                    Growth

-------------------------------------------------------------------------------------------------------------------------
John Rogers, Jr.             Ariel Capital                  20%             Small and mid-sized          Value
                             Management                                     companies

-------------------------------------------------------------------------------------------------------------------------
Robert Rodriquez             First Pacific                  20%             Small and mid-sized
                             Advisors                                       companies                    Value

-------------------------------------------------------------------------------------------------------------------------
Dick Weiss                   Strong Capital                 20%             Small and mid-sized          Growth at a
                             Management                                     companies                    reasonable price

-------------------------------------------------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------

The fund holds 69 securities, exclusive of cash equivalents.

By Asset Class

[PIE CHART OMITTED]

Small Cap                      38.4%
Small-Mid Cap                  26.0%
Micro-Cap                      19.8%
Cash Equivalents & Other       13.4%
Mid Cap                         2.4%

Market Capitalization:
     Micro-Cap < $500 million
     Small Cap $500 million - $1.6 billion
     Small-Mid Cap $1.6 - $4 billion
     Mid Cap $4 - $12.3 billion

By Sector

                                                         Sector Weights
                                                    ------------------------
                                                                    Russell 2000
                                                    Fund               Index
                                                    ----               -----
Industrial Services, Materials and Durables         21.6%              17.7%
Consumer Discretionary & Services(1)                19.3%              22.9%
Technology                                          17.1%              13.7%
Energy                                              10.7%               4.5%
Healthcare, Pharmaceuticals & Biotechnology          9.7%              12.8%
Finance                                              8.2%              22.5%
Telecommunications & Utilities                        --                1.8%
Consumer Staples                                      --                4.1%
Cash Equivalents & Other                            13.4%                --
                                                   ------             ------
Net Assets                                         100.0%             100.0%
                                                   ======             ======

1    Includes Automobiles.


                                                                Fund Summary  41

Masters' Select Smaller Companies Fund Stock Highlights
--------------------------------------------------------------------------------

NARA Bancorp, Inc. and Wilshire State Bank - David Anthony
--------------------------------------------------------------------------------

Ranger has recently invested in two banks focused on minority-owned businesses:
NARA Bancorp and Wilshire State Bank. To date, both NARA and Wilshire State Bank have focused on the Korean-American business community, the demographic with the highest percentage of business ownership in the United States. Going forward, both companies have expressed an interest in expanding to serve other fast growing demographic segments in their target markets.

NARA Bancorp

We are attracted to NARA for three primary reasons: significant growth opportunities, attractive end market demographics, and solid loan portfolio & balance sheet fundamentals. The Company has expanded from its Southern California base to become the largest Korean American bank in the state of New York. Going forward, it plans to strike a growth balance between northern and southern California and New York State. It is our belief that the company has more than sufficient capital to grow (10.2% Tier I capital ratio), and net interest margins should expand as interest rates rise. In our opinion, earnings per share should grow at greater than 20% annually this year and next.

Wilshire State Bank

Wilshire State Bank focuses on commercial real estate loans within its chosen demographic niche. The company's directors and officers collectively own nearly half of the company's stock, which makes for a more illiquid security but an attractive alignment of shareholder and management interests. Wilshire has an attractive balance sheet, with loans comprising 84% of interest bearing assets. In addition, the company is leveraged to rising interest rates, with 88% adjustable rate loans on the books. A 100 basis point rise in interest rates would result in a 10% rise in net interest income, and we believe that earnings should grow at greater than 30% annually this year and next.

Southwestern Energy Co. - Bill D'Alonzo
--------------------------------------------------------------------------------

For new construction, from residential homes to electricity generation plants, natural gas is the fuel of choice. Increased domestic production continues to fall short of steadily rising demand and, unlike the oil business, logistics currently constrain the ability to import gas.

Wise long-term planning, including investments in technology and expanded drilling opportunities, positions Southwestern Energy Co. particularly well to profit from America's growing appetite for gas.

NYSE-listed Southwestern is an energy company focused on natural gas exploration, production and distribution. By continuously parlaying cash thrown off from its past successes, Southwestern built itself an enviable portfolio of properties concentrated in Arkansas, Texas, Louisiana, New Mexico and Oklahoma. Natural gas accounts for about 90 percent of the company's proven reserves, or recoverable pockets of fossil fuels.

Twenty-nine percent production volume growth at the Overton Field in east Texas, the Arkoma Basin in Arkansas and the Permian Basin in New Mexico helped Southwestern exceed March-quarter earnings estimates with 34 percent growth. These locations offer multi-year drilling opportunities with significant production and reserve growth potential. Analysts expect revenues to grow 30 percent this year to $426 million.

We spoke with Chief Executive Officer Harold Korell regarding the company's recently publicized plans to increase capital spending this year by 17 percent to $239 million through strong cash flows from increased production volumes and prices. The majority of the increase will be used to fund additional drilling activity, including 70 new wells in the Overton Field and 80 in Arkoma.

The Friess team isolates companies experiencing rapid earnings growth that sell at reasonable multiples of earnings estimates. We bought Southwestern Energy at just 11 times 2004 consensus earnings estimates. Since we expect the companies we buy to top expectations, Southwestern was even more reasonably priced based on our internal earnings forecast. Wall Street predicts the company will grow earnings 81 percent in the June quarter and 54 percent for all of 2004.

Libbey, Inc. - John Rogers
--------------------------------------------------------------------------------

With one of the most extensive product portfolios in the market, Libbey Inc. is the leading producer of glass tableware in North America, serving both retail and commercial customers. In fact, Libbey is the primary glassware supplier to 9 of the Top 10 restaurant chains (by menu segment) in the U.S., including Applebee's, Chili's and Outback Steakhouse. Approximately 90% of its commercial revenue is recurring in nature, as customers are reluctant to change patterns once they have an installed base of product. To add to its appeal, the company is widely believed to have the most efficient and highest quality glass making process in the world. Outside of its glassware business, Libbey also offers total tabletop solutions to its foodservice customers through its acquisitions of World Tableware, Buffalo China and Traex Smallware.

Featuring a well-known brand and significant recurring revenues, Libbey is a high-quality business. The client service offered to customers is among the industry's best and differentiates the company from its competitors. Recently, though, Libbey's business has been through an especially tough period. Both the recession and 9/11 contributed to an historic downtown in the travel and leisure industry, a key component to Libbey's business. This has led to weak results throughout the industry and left some of Libbey's competitors in distressed situations. However, as the economy begins to strengthen and optimism returns, we believe Libbey will once again generate strong financial results and produce significant amounts of free cash flow, enabling them to emerge from the downturn as the industry leader.

We recently met with Libbey's CEO John Meier in our offices and also attended the International Home & Housewares Show in Chicago. During our meeting with senior management, we were impressed with their strategic plan and sales and client service initiatives. Management has created an environment that allows Libbey to attract and retain high quality employees, and we are confident they will continue to invest resources prudently and in a manner that enhances shareholder value. The company currently trades at a 22% discount to our private market valuation estimate of $34.

Maxtor Corp. - Robert Rodriquez
--------------------------------------------------------------------------------

One of the more recent investments in the Masters' Select Smaller Companies Fund is Maxtor Corp. Maxtor (MXO) is a supplier of hard disk drives for consumer, industrial and entertainment applications. The company is the second largest supplier in the world of disk drive units sold primarily to personal computer
(PC) manufacturers, but also increasingly to other consumer electronic producers. MXO's market share is nearly 20%, with a higher share in the largest segment of the industry, desktop computers. Maxtor sells 3.5-inch disk drives with storage


42  The Masters' Select Funds Trust
capacities that range from 40 to over 300 gigabytes. The breadth of Maxtor's product line scales from entry level ATA, hard drives for PCs that rotate at 5400 RPMs, to very high-end SCSI, enterprise drives that rotate at 15,000 RPMs.

The industry fundamentals over the last eighteen months have improved significantly from the 2000-2002 time frame. Several of the large disk drive companies have merged operations to create an oligopoly that now has four companies controlling approximately 85% of the market. While the market is still very competitive, as evidenced by the recent price pressures in certain product categories, the industry consolidation has allowed the survivors to spread their fixed costs over many more units. Most of the companies experienced noticeable margin expansion last year, and we anticipate operating margins to expand further over the next few years as well. Of course, this assumes that the remaining suppliers behave rationally and do not over expand capacity.

The demand side of the equation is at an inflection point, in our opinion. The reason why is that several emerging markets for disk drives are starting to accelerate. The most notable new products include personal video recorders, set-top boxes and video game consoles. Cable and satellite TV operators are offering receivers that have built-in disk drives for consumers to record their favorite programs. Eventually, these devices will replace VHS recorders, and provide the consumer with a much better viewing experience. Moreover, High-Definition TVs are the fastest growing segment of the television market and many consumers want to able to record their HD channels. We think this will be a boon for the disk drive companies because just one movie recorded in High-Definition requires a minimum of 10-15 gigabytes. Worldwide, approximately 130 million PCs are sold annually, versus over 250 million TVs.

We believe that another opportunity for the disk drive companies will be in smaller form factor drives. Today, the vast majority of disk drives sold are 3.5-inches wide, but new products, such as Apple's iPOD, are using 1.8-inch or smaller drives to enter new markets. The digitization of many consumer electronic products is providing the disk drive manufacturers a huge opportunity to grow, diversify, and differentiate their business. Maxtor is the leader in many of these new segments. For example, MXO has a 70% market share for cable TV set-top boxes that have hard disk drives built into them.

Although Maxtor is currently experiencing some margin pressure, we believe these pressures will start to subside later this year and into 2005. Besides the recent price pressure on certain products, Maxtor is building a low-cost manufacturing plant in China that is negatively impacting margins now. But next year, when the company starts to ramp-up production, the new facility should generate profits rather than detract from them. Also, Maxtor internally supplies 50% of a key component -the disks- in a couple of plants in California. One of the plants is now ramping-up its production and has been a drag on profits over the last couple of quarters.

These and other issues have negatively impacted earnings, and investors have shown little patience with the stock. Thus, we are able to acquire a stake in the company at very attractive values, and believe most of these negative problems are short-term. At our current cost basis, we have acquired our MXO position at approximately two times book value, 40% of sales, and ten times normalized earnings. If we are correct in our analysis, MXO could trade significantly higher within the next couple of years.

Maxtor Corp. was added to the portfolio of Masters' Select Smaller Companies Fund subsequent to June 30, 2004.

Autobytel, Inc. - Dick Weiss
--------------------------------------------------------------------------------

Autobytel is a leading online automotive marketing services company that facilitates the car buying process and helps dealers and manufacturers build brands though marketing, advertising, and customer relationship management programs. Its business model is centralized around its ability to sell leads to automotive dealers. Complimentary to this segment is the advertising dollars they pull in to their network of online properties. The remainder of their revenues is derived from selling lead management software and services to the thousands of dealers they already have relationships with.

Autobytel has established a number of proprietary websites to draw in car buyers and qualify their information before selling the lead to one of its 5,500 direct dealers or directly to the manufacturer (OEM). Of the greater than 3 million leads generated in 2003, 12% were received from car buyers using Autobytel's proprietary sites. The remainder of their leads is bought from a variety of auto-related websites including Yahoo! Autos, MSN Autos, Edmunds, and Kelly Blue Book. A lead will first be offered to one of their direct dealers as the revenue per lead generates a significant premium compared to a lead sold to the OEM, who will resell it to one of their 19,000 dealer relationships under contract. The advertising opportunity on Autobytel's proprietary sites allows them to take advantage of a significant trend taking place in advertising this year. Their software and retentions tools add value to their dealer relationships and allow them to become further entrenched with their customer base. Their offerings consist of tools that help dealers sell cars and products that help dealers provide after-sales service.

Internet advertising is drawing a lot of attention from investors, as there has been concern over the state of advertising and which medium will attract the most dollars. Traditional mediums like television, newspaper, and radio have failed to show the same measurability and accountability that the Internet is now demonstrating for each advertising dollar spent. As broadband penetration increases and key demographic audiences migrate online, Autobytel will benefit, as the Internet will be a valuable tool for individuals looking to research their car purchases. Advertisers are going to follow their audience and the automotive category is currently the largest category in advertising.

Autobytel's stock performance has been under pressure since they reported their results for the first quarter of 2004. Autobytel has started to consolidate the market and just before their first quarter they announced two acquisitions. The acquisitions will allow them attract more leads through their own sites versus having to buy leads from partnering sites, as well as increase their pricing power in the market. Unfortunately, the integration expenses related to the acquisitions caused the company to lower their full year earnings projection and growth investors fled the stock. We view this stock as a value play that will benefit by being a part of a rapidly growing and emerging theme in the online industry.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.


                                                                Fund Summary  43

Masters' Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2004 (Unaudited)

Shares                                                                 Value
================================================================================

COMMON STOCKS: 86.6%

Consumer Discretionary: 19.3%
      17,700    American Greetings Corp. - Class A*              $      410,286
      96,700    Big Lots, Inc.*                                       1,398,282
     102,600    Caesars Entertainment, Inc.*                          1,539,000
      84,900    Charming Shoppes, Inc.*                                 758,157
      57,000    Emmis Communications Corp. - Class A*                 1,195,860
      28,000    Foot Locker, Inc.                                       681,520
      29,200    Jarden Corp.*                                         1,050,908
      25,000    Jo-Ann Stores, Inc.*                                    735,000
      62,000    Journal Register Co.*                                 1,240,000
      50,800    Libbey, Inc.                                          1,410,208
      42,500    Men's Wearhouse, Inc. (The)*                          1,121,575
      21,600    Michaels Stores, Inc.                                 1,188,000
      19,600    Neiman Marcus Group, Inc. (The) - Class A             1,090,740
      65,000    O'Charleys, Inc.*                                     1,117,350
      40,000    Select Comfort Corp.*                                 1,136,000
      40,000    Wolverine World Wide, Inc.                            1,050,000
                                                                 --------------
                                                                     17,122,886
                                                                 --------------

Energy: 10.7%
      50,000    Core Laboratories NV*                                 1,150,000
      20,000    Houston Exploration Co. (The)*                        1,036,800
      85,000    Key Energy Services, Inc.*                              802,400
      34,900    Patterson-UTI Energy, Inc.                            1,166,009
      20,000    Quicksilver Resources, Inc.*                          1,341,400
      61,800    Rowan Companies, Inc.*                                1,503,594
      43,000    Southwestern Energy Co.*                              1,232,810
      56,000    Varco International, Inc.*                            1,225,840
                                                                 --------------
                                                                      9,458,853
                                                                 --------------

Finance: 8.2%
      31,500    Banknorth Group, Inc.                                 1,023,120
      26,200    HCC Insurance Holdings, Inc.                            875,342
      41,900    Horace Mann Educators Corp.                             732,412
      63,200    Janus Capital Group, Inc.                             1,042,168
       4,005    Markel Corp.*                                         1,111,387
      70,374    Nara Bancorp, Inc.                                    1,205,507
      10,700    Westcorp                                                486,315
      32,063    Wilshire State Bank/California*                         786,185
                                                                 --------------
                                                                      7,262,436
                                                                 --------------

Healthcare, Pharmaceuticals &
  Biotechnology: 9.7%
      20,600    Apria Healthcare Group, Inc.*                           591,220
     277,000    Draxis Health, Inc.*                                  1,235,420
     208,769    Lifecell Corp.*                                       2,357,002
      49,000    Priority Healthcare Corp. - Class B*                  1,124,550
      15,000    Respironics, Inc.*                                      881,250
      58,658    Salix Pharmaceuticals Ltd.*                           1,932,781
      10,216    VCA Antech, Inc.*                                       457,881
                                                                 --------------
                                                                      8,580,104
                                                                 --------------

Industrials: 21.6%
      30,683    Advisory Board Co. (The)*                             1,092,315
      32,500    Arch Coal, Inc.                                       1,189,175
      50,823    Ceradyne, Inc.*                                       1,817,939
       9,094    Corporate Executive Board Co.                           525,542
     107,900    General Binding Corp.*                                1,671,371
      44,000    Gevity HR, Inc.                                       1,152,360
       1,560    Grey Global Group, Inc.                               1,536,600

Shares/
Principal
Amount                                                               Value
================================================================================

Industrials (Cont.)
      32,000    Lincoln Electric Holdings, Inc.                  $    1,090,880
      43,200    Lone Star Technologies, Inc.*                         1,190,592
      16,200    Matthews International Corp. - Class A                  533,628
      62,000    Mentor Graphics Corp.*                                  959,140
      50,300    National-Oilwell, Inc.*                               1,583,947
      75,000    NS Group, Inc.*                                       1,233,000
      42,000    Rollins, Inc.                                           966,420
      46,600    Trinity Industries, Inc.                              1,481,414
      61,000    United Rentals, Inc.*                                 1,091,290
                                                                 --------------
                                                                     19,115,613
                                                                 --------------

Technology: 17.1%
      67,549    Aladdin Knowledge Systems*                            1,111,181
     130,000    Autobytel, Inc.*                                      1,180,400
      38,400    Avnet, Inc.*                                            871,680
      23,000    Cerner Corp.*                                         1,025,340
      39,583    Gen-Probe, Inc.*                                      1,873,068
      46,800    IMS Health, Inc.                                      1,096,992
      27,500    Littelfuse, Inc.*                                     1,166,275
       3,288    Motive, Inc.*                                            33,932
      45,000    Noble International Ltd.                              1,114,650
      24,230    RSA Security, Inc.*                                     495,988
     130,000    TIBCO Software, Inc.*                                 1,098,500
      45,941    Transact Technologies, Inc.*                          1,452,654
      46,449    Websense, Inc.*                                       1,729,296
      75,500    Witness Systems, Inc.*                                  917,325
                                                                 --------------
                                                                     15,167,281
                                                                 --------------

TOTAL COMMON STOCKS
  (cost $65,070,146)                                                 76,707,173
                                                                 --------------

SHORT-TERM INVESTMENT: 12.5%

Repurchase Agreement: 12.5%
$11,101,000 State Street Bank & Trust Co., 0.27%, 06/30/04,
  due 07/01/04 [collateral: $11,565,000, U.S. Treasury Notes,
  5.25%, due 11/15/28, value $11,337,320]
  (proceeds $11,101,083)                                             11,101,000
                                                                 --------------

TOTAL SHORT-TERM INVESTMENT
  (cost $11,101,000)                                                 11,101,000
                                                                 --------------

TOTAL INVESTMENTS IN SECURITIES
  (cost $76,171,146): 99.1%                                          87,808,173

Other Assets less Liabilities: 0.9%                                     780,045
                                                                 --------------

NET ASSETS: 100.0%                                               $   88,588,218
                                                                 ==============

*    Non-income producing security.

See accompanying Notes to Financial Statements.


44  The Masters' Select Funds Trust

                     This page is intentionally left blank.

Masters' Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2004 (Unaudited)

                                                                                                                    Smaller
                                                                           International                           Companies
                                                         Equity Fund            Fund            Value Fund            Fund
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in securities at cost                      $  528,091,811     $  798,836,729     $  165,872,862     $   65,070,146
 Repurchase agreements at cost                              82,656,000         53,423,000         37,645,000         11,101,000
                                                        --------------     --------------     --------------     --------------
      Total investments at cost                         $  610,747,811     $  852,259,729     $  203,517,862     $   76,171,146
                                                        ==============     ==============     ==============     ==============

 Investments in securities at value                     $  680,184,639     $  876,675,314     $  207,085,233     $   76,707,173
 Repurchase agreements at value                             82,656,000         53,423,000         37,645,000         11,101,000
 Cash                                                          135,171            568,140              2,770              2,391
 Receivables:
   Securities sold                                           3,095,325                 --            166,160            989,696
   Dividends and interest                                      429,678          1,000,638             66,412             12,024
   Fund shares sold                                            381,270          1,270,771            153,877            184,571
   Foreign taxes withheld                                       33,658            544,800             33,301                 --
 Unrealized gain on forward exchange contracts                      --                 --            104,850                 --
 Prepaid expenses                                               32,599             49,182             21,451             23,032
                                                        --------------     --------------     --------------     --------------
      Total assets                                         766,948,340        933,531,845        245,279,054         89,019,887
                                                        --------------     --------------     --------------     --------------

LIABILITIES
 Payables:
   Advisory fees                                               640,556            687,497            206,928             75,545
   Securities purchased                                     19,993,263                 --          4,094,015            315,333
   Fund shares redeemed                                         38,736            137,147             41,670              5,057
 Unrealized loss on forward exchange contracts                      --            575,591            248,558                 --
 Accrued expenses                                              109,741             82,251             50,381             35,734
                                                        --------------     --------------     --------------     --------------
      Total liabilities                                     20,782,296          1,482,486          4,641,552            431,669
                                                        --------------     --------------     --------------     --------------

NET ASSETS                                              $  746,166,044     $  932,049,359     $  240,637,502     $   88,588,218
                                                        ==============     ==============     ==============     ==============

 Number of shares issued and outstanding
  (unlimited number of
   shares authorized, $0.01 par value)                      52,149,782         62,853,626         17,668,474          6,641,176
                                                        ==============     ==============     ==============     ==============
Net asset value, offering and redemption
 price per share                                        $        14.31     $        14.83     $        13.62     $        13.34
                                                        ==============     ==============     ==============     ==============

COMPONENTS OF NET ASSETS
 Paid in capital                                        $  627,130,255     $  861,556,886     $  206,620,643     $   74,896,451
 Undistributed net investment income (loss)                 (1,780,051)         4,631,416            (62,869)          (395,298)
 Accumulated net realized gain (loss) on investments       (31,278,079)       (11,455,481)        (6,991,188)         2,450,038
 Net unrealized appreciation (depreciation) on:
   Investments                                             152,092,828         77,838,585         41,212,371         11,637,027
   Foreign currency                                              1,091           (522,047)          (141,455)                --
                                                        --------------     --------------     --------------     --------------
      Net assets                                        $  746,166,044     $  932,049,359     $  240,637,502     $   88,588,218
                                                        ==============     ==============     ==============     ==============

See accompanying Notes to Financial Statements.

46  The Masters' Select Funds Trust

Masters' Select Funds Trust
STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2004 (Unaudited)

                                                                                                                    Smaller
                                                                           International                           Companies
                                                         Equity Fund            Fund            Value Fund            Fund
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Income
   Dividends (net of foreign taxes withheld of
    $33,986, $977,827, $48,626 and $0, respectively)    $    2,174,627     $    9,092,129     $      989,165     $       86,193
   Interest                                                     80,793             88,133            113,752             13,005
                                                        --------------     --------------     --------------     --------------
      Total income                                           2,255,420          9,180,262          1,102,917             99,198
                                                        --------------     --------------     --------------     --------------

 Expenses
   Advisory fees                                             3,642,491          4,751,989          1,153,271            392,133
   Administration fees                                          77,277            100,793             24,455              8,017
   Custody fees                                                 34,117            208,036             15,636             12,854
   Transfer agent fees                                         107,072            142,507             25,166             16,951
   Fund accounting fees                                         34,907             31,675             28,106             31,668
   Professional fees                                            36,018             46,996             19,451             17,727
   Trustee fees                                                 16,094             18,050             10,755              8,642
   Registration expense                                         13,384             22,659              8,602             11,200
   Insurance expense                                            13,400             16,489              4,092              1,101
   Reports to shareholders                                      46,122             61,678             11,672              2,869
   Miscellaneous                                                19,622             23,929              6,115              2,057
                                                        --------------     --------------     --------------     --------------
      Total expenses                                         4,040,504          5,424,801          1,307,321            505,219
      Less: fees waived                                         (3,800)          (766,430)           (26,698)           (10,549)
      Less: expenses paid indirectly                            (1,233)            (1,448)              (523)              (174)
                                                        --------------     --------------     --------------     --------------
      Net expenses                                           4,035,471          4,656,923          1,280,100            494,496
                                                        --------------     --------------     --------------     --------------
         Net investment income (loss)                       (1,780,051)         4,523,339           (177,183)          (395,298)
                                                        --------------     --------------     --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 AND FOREIGN CURRENCY:
 Net realized gain (loss) on:
     Investments                                             9,353,270         30,264,640          4,815,982          2,470,289
     Foreign currency transactions                                (554)          (547,373)          (851,965)                --
                                                        --------------     --------------     --------------     --------------
     Net realized gain                                       9,352,716         29,717,267          3,964,017          2,470,289
                                                        --------------     --------------     --------------     --------------
 Net unrealized appreciation (depreciation) on:
   Investments                                              34,801,962        (40,653,618)         5,102,330          6,117,462
   Foreign currency translations                                   188           (562,279)           456,839                 --
                                                        --------------     --------------     --------------     --------------
      Net unrealized appreciation (depreciation)            34,802,150        (41,215,897)         5,559,169          6,117,462
                                                        --------------     --------------     --------------     --------------
      Net realized and unrealized gain (loss)
       on investments and foreign currency                  44,154,866        (11,498,630)         9,523,186          8,587,751
                                                        --------------     --------------     --------------     --------------
         Net increase (decrease) in net assets
          resulting from operations                     $   42,374,815     $   (6,975,291)    $    9,346,003     $    8,192,453
                                                        ==============     ==============     ==============     ==============

See accompanying Notes to Financial Statements.


                                                    Statements of Operations  47

Masters' Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Equity Fund                        International Fund
                                                       ------------------------------------  -----------------------------------
                                                       Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                                        June 30, 2004#    December 31, 2003   June 30, 2004#   December 31, 2003
----------------------------------------------------   ----------------   -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
 Net investment income (loss)                           $   (1,780,051)    $   (1,936,677)    $    4,523,339     $    3,160,350
 Net realized gain on investments and
  foreign currency                                           9,352,716         25,981,206         29,717,267         28,762,698
 Net unrealized appreciation (depreciation) on
  investments and foreign currency                          34,802,150        117,606,482        (41,215,897)       138,945,829
                                                        --------------     --------------     --------------     --------------
   Net increase (decrease) in net assets resulting
    from operations                                         42,374,815        141,651,011         (6,975,291)       170,868,877
                                                        --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income                                         --                 --                 --         (1,333,125)
                                                        --------------     --------------     --------------     --------------
      Total distributions                                           --                 --                 --         (1,333,125)
                                                        --------------     --------------     --------------     --------------

CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold                                 123,178,627        104,215,032        263,050,066        294,912,705
 Reinvested dividends                                               --                 --                 --          1,135,729
 Redemption fee proceeds                                        17,231             47,566            101,956            153,148
 Payment for shares redeemed                               (29,286,761)       (67,213,900)       (57,632,696)       (68,198,634)
                                                        --------------     --------------     --------------     --------------
   Net increase in net assets from
    capital share transactions                              93,909,097         37,048,698        205,519,326        228,002,948
                                                        --------------     --------------     --------------     --------------
      Total increase in net assets                         136,283,912        178,699,709        198,544,035        397,538,700

NET ASSETS
 Beginning of period                                       609,882,132        431,182,423        733,505,324        335,966,624
                                                        --------------     --------------     --------------     --------------
 End of period                                          $  746,166,044     $  609,882,132     $  932,049,359     $  733,505,324
                                                        ==============     ==============     ==============     ==============
 Accumulated net investment income (loss)               $   (1,780,051)    $           --     $    4,631,416     $      108,077
                                                        ==============     ==============     ==============     ==============

CAPITAL TRANSACTIONS IN SHARES:
 Sold                                                        8,883,930          9,059,349         17,222,699         23,734,987
 Reinvested dividends                                               --                 --                 --             77,584
 Redeemed                                                   (2,117,487)        (5,984,095)        (3,821,332)        (5,760,338)
                                                        --------------     --------------     --------------     --------------
   Net increase from capital share transactions              6,766,443          3,075,254         13,401,367         18,052,233
                                                        ==============     ==============     ==============     ==============

#    Unaudited.

See accompanying Notes to Financial Statements.


48  The Masters' Select Funds Trust

Masters' Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Value Fund                      Smaller Companies Fund
                                                       -----------------------------------   -------------------------------------
                                                       Six Months Ended      Year Ended      Six Months Ended     Period Ended
                                                        June 30, 2004#   December 31, 2003    June 30, 2004#   December 31, 2003**
----------------------------------------------------   ----------------  -----------------   ----------------  -------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
 Net investment income (loss)                           $     (177,183)    $      519,948     $     (395,298)    $     (241,544)
 Net realized gain on investments and
  foreign currency                                           3,964,017            889,730          2,470,289            759,261
 Net unrealized appreciation on investments and
  foreign currency                                           5,559,169         40,724,005          6,117,462          5,519,565
                                                        --------------     --------------     --------------     --------------
   Net increase in net assets resulting
    from operations                                          9,346,003         42,133,683          8,192,453          6,037,282
                                                        --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net realized gain                                             --                 --                 --           (537,968)
                                                        --------------     --------------     --------------     --------------
      Total distributions                                           --                 --                 --           (537,968)
                                                        --------------     --------------     --------------     --------------

CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold                                  60,414,716         35,442,234         31,380,363         45,757,533
 Reinvested dividends                                               --                 --                 --            535,644
 Redemption fee proceeds                                         5,510             35,576              1,138                544
 Payment for shares redeemed                               (10,123,008)       (34,551,813)        (2,176,533)          (602,238)
                                                        --------------     --------------     --------------     --------------
   Net increase in net assets from
    capital share transactions                              50,297,218            925,997         29,204,968         45,691,483
                                                        --------------     --------------     --------------     --------------
      Total increase in net assets                          59,643,221         43,059,680         37,397,421         51,190,797

NET ASSETS
 Beginning of period                                       180,994,281        137,934,601         51,190,797                 --
                                                        --------------     --------------     --------------     --------------
 End of period                                          $  240,637,502     $  180,994,281     $   88,588,218     $   51,190,797
                                                        ==============     ==============     ==============     ==============
 Accumulated net investment income (loss)               $      (62,869)    $      114,314     $     (395,298)    $           --
                                                        ==============     ==============     ==============     ==============

CAPITAL TRANSACTIONS IN SHARES:
 Sold                                                        4,491,304          3,175,996          2,472,189          4,349,706
 Reinvested dividends                                               --                 --                 --             44,974
 Redeemed                                                     (754,701)        (3,295,885)          (172,194)           (53,499)
                                                        --------------     --------------     --------------     --------------
   Net increase (decrease) from capital share
    transactions                                             3,736,603           (119,889)         2,299,995          4,341,181
                                                        ==============     ==============     ==============     ==============

#    Unaudited.
**   Commenced operations on June 30, 2003.

See accompanying Notes to Financial Statements.

                                         Statements of Changes in Net Assets  49

Masters' Select Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                                                 Year Ended December 31,
                                      Six Months Ended    ---------------------------------------------------------------------
                                       June 30, 2004#       2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   13.44       $   10.19      $   12.59      $   12.98      $   14.38      $   13.57
                                      -----------------------------------------------------------------------------------------

Income from investment operations:
 Net investment loss                          (0.03)          (0.04)         (0.03)         (0.04)         (0.05)         (0.01)
                                      -----------------------------------------------------------------------------------------
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency                             0.90            3.29          (2.37)         (0.29)          0.42           3.52
                                      -----------------------------------------------------------------------------------------
 Total from investment operations              0.87            3.25          (2.40)         (0.33)          0.37           3.51
                                      -----------------------------------------------------------------------------------------

Less distributions:
 From net investment income                      --              --             --             --             --          (0.02)
                                      -----------------------------------------------------------------------------------------
 From net realized gain                          --              --             --          (0.06)         (1.77)         (2.68)
                                      -----------------------------------------------------------------------------------------
 Total distributions                             --              --             --          (0.06)         (1.77)         (2.70)
                                      -----------------------------------------------------------------------------------------

Redemption fee proceeds++                        --^             --^            --^            --^            --^            --^
                                      -----------------------------------------------------------------------------------------

Net asset value, end of period            $   14.31       $   13.44      $   10.19      $   12.59      $   12.98      $   14.38
                                      =========================================================================================
Total return                                  6.47%+         31.89%        (19.06)%        (2.55)%         3.17%         26.45%
                                      -----------------------------------------------------------------------------------------

Ratios/supplemental data:
 Net assets, end of period (millions)     $   746.2       $   609.9      $   431.2      $   508.9      $   469.0      $   449.2
                                      -----------------------------------------------------------------------------------------
 Ratio of total expenses to average
  net assets:
      Before fees waived                      1.22%*          1.25%          1.27%          1.28%          1.26%          1.28%
                                      -----------------------------------------------------------------------------------------
      After fees waived                       1.22%*          1.23%          1.25%          1.26%          1.24%          1.26%
                                      -----------------------------------------------------------------------------------------
 Ratio of net investment loss to
  average net assets:                       (0.54)%*        (0.39)%        (0.30)%        (0.36)%        (0.35)%        (0.12)%
                                      -----------------------------------------------------------------------------------------
 Portfolio turnover rate                     21.12%+         84.28%         93.76%         94.98%        129.70%        116.42%
                                      -----------------------------------------------------------------------------------------

#    Unaudited.
*    Annualized.
+    Not annualized.
^    Amount represents less than $0.01 per share.
++   Redemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.


50  The Masters' Select Funds Trust

Masters' Select International Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
                                                                                 Year Ended December 31,
                                      Six Months Ended    ---------------------------------------------------------------------
                                       June 30, 2004#       2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   14.83       $   10.70      $   12.53      $   15.31      $   18.67      $   10.95
                                      -----------------------------------------------------------------------------------------

Income from investment operations:
 Net investment income                         0.07            0.07           0.05           0.06           0.07             --^
                                      -----------------------------------------------------------------------------------------
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency                            (0.07)           4.09          (1.85)         (2.83)         (1.04)          8.13
                                      -----------------------------------------------------------------------------------------
 Total from investment operations                --^           4.16          (1.80)         (2.77)         (0.97)          8.13
                                      -----------------------------------------------------------------------------------------

Less distributions:
 From net investment income                      --           (0.03)         (0.03)         (0.03)         (0.05)         (0.03)
                                      -----------------------------------------------------------------------------------------
 From net realized gain                          --              --             --             --          (2.34)         (0.38)
                                      -----------------------------------------------------------------------------------------
 Return capital                                  --              --             --^            --^            --             --
                                      -----------------------------------------------------------------------------------------
 Total distributions                             --           (0.03)         (0.03)         (0.03)         (2.39)         (0.41)
                                      -----------------------------------------------------------------------------------------

Redemption fee proceeds++                        --^             --^            --^          0.02             --^            --^
                                      -----------------------------------------------------------------------------------------

Net asset value, end of period            $   14.83       $   14.83      $   10.70      $   12.53      $   15.31      $   18.67
                                      =========================================================================================
Total return                                  0.00%+         38.86%       (14.34)%       (17.94)%        (5.01)%         75.01%
                                      -----------------------------------------------------------------------------------------

Ratios/supplemental data:
 Net assets, end of period (millions)     $   932.0       $   733.5      $   336.0      $   278.9      $   275.8      $   219.4
                                      -----------------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets:
      Before fees waived                      1.26%*          1.30%          1.32%          1.37%          1.34%          1.41%
                                      -----------------------------------------------------------------------------------------
      After fees waived                       1.08%*          1.10%          1.13%          1.19%          1.18%          1.29%
                                      -----------------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets:                         1.05%*          0.69%          0.47%          0.52%          0.47%          0.01%
                                      -----------------------------------------------------------------------------------------
 Portfolio turnover rate                     46.32%+        110.19%        141.07%        174.19%        149.25%        100.00%
                                      -----------------------------------------------------------------------------------------

#    Unaudited.
*    Annualized.
+    Unannulized.
^    Amount represents less than $0.01 per share.
++   Redemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.


                                                        Financial Highlights  51

Masters' Select Value Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
                                                                        Year Ended December 31,
                                               Six Months Ended   -----------------------------------    Period Ended
                                                June 30, 2004#      2003         2002          2001    December 31, 2000**
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  12.99       $   9.82     $  11.43      $  10.45      $  10.00
                                               ---------------------------------------------------------------------------

Income from investment operations:
 Net investment income (loss)                         (0.01)          0.04         0.06            --^         0.01
                                               ---------------------------------------------------------------------------
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency                                     0.64           3.13        (1.67)         1.00          0.44
                                               ---------------------------------------------------------------------------
 Total from investment operations                      0.63           3.17        (1.61)         1.00          0.45
                                               ---------------------------------------------------------------------------

Less distributions:
 From net investment income                              --             --           --            --^           --
                                               ---------------------------------------------------------------------------
 From net realized gain                                  --             --           --         (0.03)           --
                                               ---------------------------------------------------------------------------
 Total distributions                                     --             --           --         (0.03)           --
                                               ---------------------------------------------------------------------------

Redemption fee proceeds                                  --^            --^          --^         0.01            --^
                                               ---------------------------------------------------------------------------

Net asset value, end of period                     $  13.62       $  12.99     $   9.82      $  11.43      $  10.45
                                               ===========================================================================

Total return                                          4.85%+        32.28%      (14.0)%         9.64%         4.50%+
                                               ---------------------------------------------------------------------------

Ratios/supplemental data:
 Net assets, end of period (millions)              $  240.6       $  181.0     $  137.9      $  160.5      $   56.4
                                               ---------------------------------------------------------------------------
 Ratio of total expenses to average net assets:
      Before fees waived                              1.25%*         1.30%        1.31%         1.37%         1.75%*
                                               ---------------------------------------------------------------------------
      After fees waived                               1.22%*         1.28%        1.29%         1.35%         1.70%*
                                               ---------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets:                               (0.17)%*         0.35%        0.55%       (0.04)%         0.07%*
                                               ---------------------------------------------------------------------------
 Portfolio turnover rate                             14.64%+        21.54%       54.08%        32.67%        17.05%+
                                               ---------------------------------------------------------------------------

#    Unaudited.
*    Annualized.
+    Not annualized.
^    Amount represents less than $0.01 per share.
**   Commenced operations on June 30, 2000.

See accompanying Notes to Financial Statements.


52  The Masters' Select Funds Trust

Masters' Select Smaller Companies Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
                                                          Six Months Ended          Period Ended
                                                           June 30, 2004#       December 31, 2003**
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  11.79           $  10.00
                                                          -----------------------------------------

Income from investment operations:
 Net investment loss                                               (0.06)             (0.06)
                                                          -----------------------------------------
 Net realized and unrealized gain on investments                    1.61               1.98
                                                          -----------------------------------------
 Total from investment operations                                   1.55               1.92
                                                          -----------------------------------------

Less distributions:
 From net realized gain                                               --              (0.13)
                                                          -----------------------------------------
 Total distributions                                                  --              (0.13)
                                                          -----------------------------------------

Redemption fee proceeds                                               --^                --^
                                                          -----------------------------------------

Net asset value, end of period                                  $  13.34           $  11.79
                                                          =========================================
Total return                                                      13.15%+            19.17%+
                                                          -----------------------------------------

Ratios/supplemental data:
 Net assets, end of period (millions)                           $   88.6           $   51.2
                                                          -----------------------------------------
 Ratio of total expenses to average net assets:
      Before fees waived                                           1.47%*             1.67%*
                                                          -----------------------------------------
      After fees waived                                            1.44%*             1.65%*
                                                          -----------------------------------------
 Ratio of net investment loss to average net assets:             (1.15)%*           (1.33)%*
                                                          -----------------------------------------
 Portfolio turnover rate                                          65.77%+            43.49%+
                                                          -----------------------------------------

#    Unaudited.
*    Annualized.
+    Not annualized.
^    Amount represents less than $0.01 per share.
**   Commenced operations on June 30, 2003.

See accompanying Notes to Financial Statements.


                                                        Financial Highlights  53

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 - Organization
--------------------------------------------------------------------------------

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of four separate series: the Masters' Select Equity Fund, the Masters' Select International Fund, the Masters' Select Value Fund and the Masters' Select Smaller Companies Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters' Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of four highly regarded value portfolio managers.

The Masters' Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of five highly regarded smaller company portfolio managers.

Note 2 - Significant Accounting Policies
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price (or the Nasdaq official closing price for Nasdaq-reported securities) at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Managers and the Trust's Valuation Committee pursuant to procedures approved by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

B. Foreign Currency Translation. The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

     The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

     Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C. Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

D. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

E. Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are


54  The Masters' Select Funds Trust

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

     permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis.

F. Security Transactions, Dividend and Interest Income. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method.

G. Repurchase Agreements. It is the Trust's policy that its Custodian take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

H. Expenses Paid Indirectly. Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

I. Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Management Fees and Transactions with Affiliates
--------------------------------------------------------------------------------

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund each pays a monthly investment advisory fee to the Advisor, at the annual rate of 1.10% of the respective Fund's average daily net assets before any fee waivers. The annual rate of investment advisory fees paid by the Masters' Select Equity Fund and the Masters' Select International Fund is 1.00% of the respective Fund's average daily net assets in excess of $750 million and $1 billion, respectively. The Masters' Select Smaller Companies Fund pays a monthly investment advisory fee to the Advisor, at the annual rate of 1.14% of the Fund's average daily net assets before any fee waivers. The Advisor engages sub-advisors to manage the funds and pays the sub-advisors from it's advisory fees.

Through December 31, 2004, the Advisor contractually agreed to waive a portion of its advisory fees equal to approximately 0.175% of the average daily net assets of the Masters' Select International Fund, 0.02% of the average daily net assets of the Masters' Select Value Fund, and 0.03% of the average daily net assets of the Masters' Select Smaller Companies Fund. The Advisor has agreed not to seek recoupment of such waived fees.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with U.S. Bancorp Fund Services, L.L.C. (the "Administrator"). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.020% of the next $250 million, 0.015% of the next $2 billion and 0.0125% thereafter.

Affiliated entities of the sub-advisors received net commissions on purchases and sales of the Funds' portfolio securities for the six months ended June 30, 2004 of $11,788, $46,869, $11,970 and $0 for the Masters' Select Equity Fund, the Masters' Select International Fund, the Masters' Select Value Fund and the Masters' Select Smaller Companies Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $40,000 per year.

Note 4 - Investment Transactions
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold for six months ended June 30, 2004 excluding short-term investments, were as follows:

Fund                                         Purchases              Sales
--------------------------------------------------------------------------------
Equity Fund                                 $186,831,750        $131,481,614
International Fund                           571,693,920         373,083,722
Value Fund                                    57,156,071          27,119,210
Smaller Companies Fund                        62,001,152          40,015,963


                                               Notes to Financial Statements  55

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

Note 5 - Income Taxes and Distributions to Shareholders
--------------------------------------------------------------------------------

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

As of June 30, 2004, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

                                                                                                              Smaller
                                                                     International                           Companies
                                                   Equity Fund            Fund            Value Fund            Fund
-------------------------------------------------------------------------------------------------------------------------
Cost of investments for tax purposes              $  610,747,811     $  852,259,729     $  203,517,862     $   76,171,146
                                                  ==============     ==============     ==============     ==============
Gross tax unrealized appreciation                 $  167,983,267     $  108,681,507     $   47,817,933     $   12,765,810
Gross tax unrealized depreciation                    (15,890,439)       (30,842,922)        (6,605,562)        (1,128,783)
                                                  --------------     --------------     --------------     --------------
Net tax unrealized appreciation on investments       152,092,828         77,838,585         41,212,371         11,637,027
Net tax unrealized appreciation (depreciation)
  on forward contracts and foreign-currency
  denominated assets and liabilities                       1,091           (522,047)          (141,455)                --
                                                  --------------     --------------     --------------     --------------
Net tax unrealized appreciation                   $  152,093,919     $   77,316,538     $   41,070,916     $   11,637,027
                                                  ==============     ==============     ==============     ==============

The tax composition of dividends (other than return of capital dividends) were as follows:

                                                          Six Months Ended                         Year Ended
                                                            June 30, 2004                       December 31, 2003
                                                  -----------------------------------------------------------------------
                                                     Ordinary          Long-term           Ordinary          Long-term
                                                      Income          Capital Gain          Income          Capital Gain
                                                  ---------------------------------     ---------------------------------
Equity Fund                                                   --                 --                 --                 --
International Fund                                            --                 --     $    1,333,125                 --
Value Fund                                                    --                 --                 --                 --
Smaller Companies Fund*                                       --                 --            537,968                 --

*    The Masters' Select Smaller Companies Fund commenced operations on June 30,
     2003

For Federal income tax purposes, the following Funds have capital loss carryforwards at December 31, 2003 that may reduce distributions of realized gains in future years.

                                                                      Smaller
                                   International                     Companies
Expiring In         Equity Fund         Fund         Value Fund         Fund
--------------------------------------------------------------------------------
2009                $  7,479,228    $  8,537,416    $    658,549              --
2010                  32,383,752      31,902,291       9,906,719              --
2011                          --              --         386,387              --
                    ------------    ------------    ------------    ------------
                    $ 39,862,980    $ 40,439,707    $ 10,951,655              --
                    ============    ============    ============    ============

At December 31, 2003, the Masters' Select Value Fund and the Masters' Select Smaller Companies Fund had deferred capital losses occurring subsequent to October 31, 2003, of $490,694 and $24,140, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2004.


56  The Masters' Select Funds Trust

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

Note 6 - Off-Balance Sheet Risk
--------------------------------------------------------------------------------

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements at the Funds' net equity as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2004, the Funds had the following forward contracts outstanding:

Masters' Select International Fund

Contracts to Sell                          In Exchange For    Settlement Date     Unrealized Loss
-------------------------------------------------------------------------------------------------
  19,500,000    Euro                       U.S. $23,145,330      10/15/2004        ($ 575,591)
=================================================================================================

Masters' Select Value Fund

                                                                                  Unrealized
Contracts to Buy                           In Exchange For    Settlement Date     Gain (Loss)
-------------------------------------------------------------------------------------------------
   1,029,825    Euro                       U.S. $1,240,054       08/23/2004         $  13,183

Contracts to Sell
-------------------------------------------------------------------------------------------------
   2,795,470    British Pound Sterling     5,127,954             07/08/2004            63,594
     744,464    Euro                         927,661             08/23/2004            21,693
     285,362    Euro                         353,649             08/23/2004             6,380
  21,303,087    South African Rand         3,158,961             07/26/2004          (248,558)
-------------------------------------------------------------------------------------------------
                                                                                     (156,891)
-------------------------------------------------------------------------------------------------
Net unrealized loss on forward contracts                                           ($ 143,708)
=================================================================================================

Note 7 - Line of Credit
--------------------------------------------------------------------------------

The Trust has an unsecured $45,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust made no borrowings during the six months ended June 30, 2004.

Note 8 - Proxy Voting Procedures
--------------------------------------------------------------------------------

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


                                               Notes to Financial Statements  57

Masters' Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index
--------------------------------------------------------------------------------

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE index.

Dow Jones Wilshire 5000 Index
--------------------------------------------------------------------------------

The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data.

Lipper Multi-Cap Core Fund Index
--------------------------------------------------------------------------------

The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper International Fund Index
--------------------------------------------------------------------------------

The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Value Fund Index
--------------------------------------------------------------------------------

The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index
--------------------------------------------------------------------------------

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI EAFE Index
--------------------------------------------------------------------------------

The Morgan Stanley Capital International Europe, Australasia, Far East Index is a broad based index that measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Countries World Free (ex US) Index
--------------------------------------------------------------------------------

The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 48 countries.

MSCI All Countries World Free Growth (ex US) Index
--------------------------------------------------------------------------------

The MSCI All Countries World Free Growth (ex US) Index is a broad based index that measures the performance those common equities in 48 countries with higher price-to-book ratios and higher forecasted growth rates.

MSCI World Value Index
--------------------------------------------------------------------------------

The MSCI World Value Index is a broad based index that measures the performance of common equities in 48 countries with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000 Index
--------------------------------------------------------------------------------

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000 Index
--------------------------------------------------------------------------------

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2500 Growth Index
--------------------------------------------------------------------------------

The Russell 2500 Growth Index measures the performance of those companies within the 2,500 smallest U.S. companies in the Russell 3000 Index, based on total market capitalization, that have higher price-to-book ratios and higher forecasted growth rates.

Russell 3000 Index
--------------------------------------------------------------------------------

The Russell 3000 Index is a broad based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index
--------------------------------------------------------------------------------

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index
--------------------------------------------------------------------------------

The S&P 500 Index, which is widely regarded as the standard for measuring large-cap U.S. stock market performance, consists of 500 stocks that represent a sample of the leading companies in leading industries.


58  The Masters' Select Funds Trust

Masters' Select Funds Trust
TRUSTEE AND OFFICER INFORMATION
--------------------------------------------------------------------------------

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the three Masters' Select Funds. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-960-0188.

                       Position(s)        Term of Office
Name, Address,         Held with          and Length of              Principal Occupation(s)                   Other Directorships
and Age                Trust              Time Served                During the Past 5 Years                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
A. George Battle       Trustee            Term: Open Ended           Executive Chairman, Ask Jeeves,           Director of Ask
4 Orinda Way,                             Time Served: 7 years       since 2004; Chief Executive Officer,      Jeeves; Peoplesoft,
Suite 230D                                                           Ask Jeeves from 2000 to 2003;             Inc.; Barra, Inc.;
Orinda, CA 94563                                                     Senior Fellow, The Aspen Institute        and Fair, Isaac.
(born 1944)                                                          since 1995.

------------------------------------------------------------------------------------------------------------------------------------
Frederick August       Trustee            Term: Open Ended           Vice President, RuotSource                None
Eigenbrod, Jr. PhD                        Time Served: 7 years       Consulting Services (organizational
4 Orinda Way,                                                        planning and development) since
Suite 230D                                                           2002; Senior Vice President,
Orinda, CA 94563                                                     Consulting Services, Silicon Valley,
(born 1941)                                                          Right Associates (industrial
                                                                     psychologists) from 1990 to 2002.

------------------------------------------------------------------------------------------------------------------------------------
Kenneth E. Gregory*    President          Term: Open Ended           President of the Advisor; President       None
4 Orinda Way,          and Trustee        Time Served: 7 years       of Litman/Gregory Research, Inc.
Suite 230D                                                           (publishers) and Litman/Gregory
Orinda, CA 94563                                                     Asset Management, LLC (investment
(born 1957)                                                          advisors), Officer of Litman/Gregory
                                                                     Analytics, LLC (web based publisher
                                                                     of financial research), since 2000.

------------------------------------------------------------------------------------------------------------------------------------
Craig A. Litman*       Secretary          Term: Open Ended           Treasurer and Secretary of the            None
100 Larkspur           and Trustee        Time Served: 7 years       Advisor; Vice President and Secretary
Landing Circle,                                                      of Litman/Gregory Research Inc.;
Suite 204                                                            Chairman of Litman/Gregory Asset
Larkspur, CA 94939                                                   Management, LLC.
(born 1946)

------------------------------------------------------------------------------------------------------------------------------------
Taylor M. Welz         Trustee            Term: Open Ended           CPA/PFS, CFP. Partner, Bowman &           None
Bowman & Company LLP                      Time Served: 7 years       Company LLP (certified public
2431 W. March Lane,                                                  accountants).
Suite 100
Stockton, CA 95207
(born 1959)

------------------------------------------------------------------------------------------------------------------------------------
John Coughlan          Treasurer          Term: Open Ended           Chief Operating Officer,                  None
4 Orinda Way,                             Time Served: 7 years       Litman/Gregory Fund Advisors, LLC
Suite 230D                                                           and Chief Financial Officer of
Orinda, CA 94563                                                     Litman/Gregory Asset Management,
(born 1956)                                                          LLC.

------------------------------------------------------------------------------------------------------------------------------------

*    Denotes Trustees who are "interested persons" of the Trust under the 1940
     Act.


                                             Trustee and Officer Information  59

NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     This page is intentionally left blank.


60  The Masters' Select Funds Trust

Advisor:
--------------------------------------------------------------------------------
          Litman/Gregory Fund Advisors,
          LLC Orinda, CA 94563

Distributor:
--------------------------------------------------------------------------------
          Quasar Distributors, LLC
          615 E. Michigan St., 2nd Floor
          Milwaukee, WI 53202

Transfer Agent:
--------------------------------------------------------------------------------
          BFDS
          P.O. Box 219922
          Kansas City, MO 64121-9922
          1-800-960-0188

          For Overnight Delivery:
          Masters' Select Funds
          C/O BFDS
          330 W. 9th Street
          Kansas City, MO 64105

Investment Professionals:
--------------------------------------------------------------------------------
          Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:
--------------------------------------------------------------------------------
          To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:
--------------------------------------------------------------------------------
          To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:
--------------------------------------------------------------------------------
          For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:
--------------------------------------------------------------------------------
                   Fund                Symbol           CUSIP        Fund Number
          ----------------------       ------         ---------      -----------
               Equity Fund              MSEFX         576417109          305
            International Fund          MSILX         576417208          306
                Value Fund              MSVFX         576417406          307
          Smaller Companies Fund        MSSFX         576417307          308

Website:
--------------------------------------------------------------------------------
          www.mastersfunds.com

Item 2. Code of Ethics.
-----------------------

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.
-----------------------------------------

Not applicable for semi-annual reports.


Item 4. Principal Accountant Fees and Services.
-----------------------------------------------

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.
----------------------------------------------

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.
--------------------------------

Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.
------------------------------------------------------------

Not Applicable.

Item 10. Controls and Procedures.
---------------------------------

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) The Masters' Select Funds Trust
                  ----------------------------------------------

     By (Signature and Title) /s/ Kenneth E. Gregory
                              ----------------------------------
                              Kenneth E. Gregory, President

     Date August 26, 2004
          ---------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /a/ Kenneth E. Gregory
                              ----------------------------------
                              Kenneth E. Gregory, President

     Date August 26, 2004
          ------------------------------------------------------

     By (Signature and Title) /s/ John Coughlan
                              ----------------------------------
                              John Coughlan, Treasurer

     Date August 26, 2004
          ------------------------------------------------------